UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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SPX Corporation
(Name of Registrant as Specified In Its Charter)

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13515 Ballantyne Corporate Place
Charlotte, NC 28277
Telephone: (704) 752-4400
Facsimile: (704) 752-4405

March 23, 2011

Fellow Stockholders:

        You are cordially invited to attend the SPX Corporation Annual Meeting of Stockholders on May 5, 2011 at 8:00 a.m. (Eastern Time), at Hendrick Motorsport Team Center, 4433 Papa Joe Hendrick Boulevard, Charlotte, NC 28262.

        All SPX stockholders of record at the close of business on March 11, 2011 are welcome to attend the Annual Meeting, but it is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to vote by telephone, mail, or over the internet as soon as possible.

        Along with the other members of your Board of Directors, I look forward to personally greeting those stockholders who attend this year's meeting. On behalf of the Board of Directors and our leadership team, I would like to express our appreciation for your continued interest in the business of SPX.

Sincerely,
Christopher J. Kearney Chairman, President and Chief Executive Officer
SPX Corporation

SPX Corporation

13515 Ballantyne Corporate Place
Charlotte, North Carolina 28277

Notice of Annual Meeting of Stockholders

Thursday, May 5, 2011
8:00 a.m.
Hendrick Motorsport Team Center
4433 Papa Joe Hendrick Boulevard
Charlotte, NC 28262

        The principal business of the Annual Meeting will be to:

    1.
    Elect three directors for a three-year term and one director for a two-year term;

    2.
    Request stockholder approval of the amendment and restatement of our 2002 Stock Compensation Plan;

    3.
    Request stockholder re-approval of our Executive Annual Bonus Plan;

    4.
    Conduct an advisory vote on our executive compensation practices;

    5.
    Conduct an advisory vote on how often stockholders will vote on our executive compensation practices;

    6.
    Ratify the appointment of Deloitte & Touche LLP as our independent public accountants for 2011; and

    7.
    Transact any other business as may properly come before the meeting or any adjournment thereof.

        You can vote at the Annual Meeting in person or by proxy if you were a stockholder of record at the close of business on March 11, 2011. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.

        This year, in order to help conserve natural resources and reduce our Annual Meeting expenses, we are electronically disseminating annual meeting materials to some of our stockholders, as permitted under the "Notice and Access" rules approved by the Securities and Exchange Commission. Stockholders for whom Notice and Access applies will receive a Notice of Internet Availability of Proxy Materials containing convenient instructions on how to access Annual Meeting materials via the internet. The Notice also provides instructions on how to obtain paper copies if preferred.

By Order of the Board of Directors,
Kevin L. Lilly Senior Vice President, Secretary and General Counsel

Charlotte, North Carolina
March 23, 2011

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 5, 2011: The Notice of Annual Meeting, Proxy Statement and our 2010 Annual Report to Stockholders are available electronically at http://www.edocumentview.com/SPW.

SPX Corporation

Proxy Statement

QUESTIONS AND ANSWERS

Why am I receiving these materials?

        We are mailing or making available these materials to you because we are soliciting your proxy to vote your shares in connection with SPX's Annual Meeting, scheduled to take place on May 5, 2011, or at any adjournments or postponements of this meeting. We are first mailing or making available to stockholders this proxy statement, our Annual Report to Stockholders for the year ended December 31, 2010, and related materials, on or about March 23, 2011.

Are the Proxy Materials available electronically?

        Our proxy statement and our fiscal 2010 Annual Report to Stockholders are also available at our website at http://www.spx.com. Additionally, and in accordance with Securities and Exchange Commission ("SEC") rules, you may access our proxy statement at http://www.edocumentview.com/SPW, which does not have "cookies" that identify visitors to the site.

Why did I receive a one-page Notice of Internet Availability of Proxy Materials rather than a full set of Proxy Materials?

        SEC rules allow companies to provide stockholders with access to Proxy Materials over the internet rather than mailing the materials to stockholders. Accordingly, to conserve natural resources and reduce costs, we are sending many of our stockholders a Notice of Internet Availability of Proxy Materials. The Notice provides instructions for accessing the Proxy Materials on the website referred to in the Notice or for requesting printed copies of the Proxy Materials. The Notice also provides instructions for requesting the delivery of the Proxy Materials for future annual meetings in printed form.

How can I attend the Annual Meeting?

        You may attend the Annual Meeting if you were an SPX stockholder of record as of the close of business on March 11, 2011 or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a stockholder of record or hold your shares through the SPX 401(k) Plan, your name will be verified against the list of stockholders of record or plan participants on the record date prior to your being admitted to the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you should provide proof of beneficial ownership on the record date, such as a recent account statement showing your ownership, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

What am I voting on?

        We are soliciting your vote on:

    1.
    The election of three directors for a three-year term and one director for a two-year term;

    2.
    Approval of the amendment and restatement of our 2002 Stock Compensation Plan;

    3.
    Re-Approval of our Executive Annual Bonus Plan;

    4.
    Our executive compensation practices (sometimes referred to as "say on pay");

    5.
    How often stockholders will vote on our executive compensation practices (sometimes referred to as "frequency of say on pay"); and

    6.
    Ratification of the appointment of Deloitte & Touche LLP as our independent public accountants for 2011.

Who is entitled to vote?

        Stockholders at the close of business on March 11, 2011 (the record date) are entitled to vote. On that date, there were 50,948,531 shares of SPX common stock outstanding.

How many votes do I have?

        Each share of SPX common stock that you own entitles you to one vote.

Can I vote in person at the Annual Meeting?

        Yes. If you were a stockholder on the record date, you can vote your shares of common stock in person at the Annual Meeting. If your shares are held through a broker, trustee or nominee, you may vote your shares in person only if you have a legal proxy from the entity that holds your shares giving you the right to vote the shares. A legal proxy is a written document from your brokerage firm, trustee or bank authorizing you to vote the shares it holds for you in its name. If you attend the meeting and vote your shares by ballot, your vote at the meeting will revoke any vote you submitted previously over the internet, by telephone or by mail. Even if you currently plan to attend the meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

How do I vote if I don't attend the Annual Meeting?

        If you do not attend the Annual Meeting, or prefer to register your vote prior to the meeting, you may vote your shares in several ways. If your shares are held through a broker, trustee or nominee, you may vote your shares before the meeting over the internet by following the instructions on the Notice of Internet Availability of Proxy Materials or proxy card you received or, if you received a voting instruction form from your brokerage firm, bank, or other similar entity by mail, by completing, signing, and returning the form you received. You should check your voting instruction form to see if telephone or internet voting is available to you.

        If your shares are held in your name, you may vote your shares before the meeting over the internet by following the instructions on the Notice of Internet Availability of Proxy Materials or proxy card you received for that account.

        If you received more than one Notice of Internet Availability of Proxy Materials or proxy card, this means you hold shares of our common stock in more than one account. You should complete, sign, date, and return each proxy card or vote all shares over the internet or by telephone for each of your accounts. If you vote over the internet or by telephone, you should not mail back any proxy card you received.

How does discretionary voting authority apply?

        If you sign, date and return your proxy card, your vote will be cast as you direct. If your proxy card does not indicate how you want to vote, you give authority to Christopher J. Kearney and Patrick J. O'Leary to vote on the items discussed in these Proxy Materials and any other matter that is properly brought at the Annual Meeting. In such a case, your vote will be cast:

  •
  FOR the election of the director nominees;

  •
  FOR the approval of the amendment and restatement of our 2002 Stock Compensation Plan;

  •
  FOR the re-approval of our Executive Annual Bonus Plan;

  •
  FOR the approval of our executive compensation practices;

  •
  FOR holding an advisory vote on our executive compensation practices each year;

  •
  FOR the ratification of the appointment of Deloitte & Touche LLP as our independent public accountants for 2011; and

  •
  FOR or AGAINST any other properly raised matters at the discretion of Messrs. Kearney and O'Leary.

May I revoke my proxy?

        You may revoke your proxy in one of four ways at any time before it is exercised:

    1.
    Notify our Corporate Secretary in writing before the Annual Meeting that you are revoking your proxy.

    2.
    Submit another proxy with a later date.

    3.
    Vote by telephone or internet after you have given your proxy.

    4.
    Vote in person at the Annual Meeting.

What constitutes a quorum?

        The presence, in person or by proxy, of the holders of one-third of the total number of shares of SPX stock issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or internet or if you attend the Annual Meeting.

        Abstentions are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called "broker non-votes") are also considered "shares present" for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent public accountants, even if they do not receive voting instructions from you.

What vote is required to approve each proposal?

        Election of Directors:    A majority of votes cast at the Annual Meeting must approve the election of each director. A majority of votes cast means that the number of shares voted "for" a director must exceed the number of shares voted "against" that director. If you do not want to vote your shares for or against one or more of the nominees, you may indicate that in the space marked "abstain" on the proxy card or as prompted during telephone or internet voting, and your vote will not count either "for" or "against" the nominee. A broker non-vote is not considered as a share voted or having the power to vote and will not affect the outcome of the vote.

        Say on Pay and Frequency of Say on Pay:    Each of the say on pay and frequency of say on pay votes are advisory only, but our Board of Directors will consider carefully the results of the vote. A majority of votes cast for or against the say on pay proposal will determine whether you approve of our compensation practices. We will regard a plurality of votes cast with respect to the choices presented on the frequency of say on pay proposal as a reflection of the overall preference of our stockholders. "Abstain" votes on the say on pay and frequency of say on pay proposals will have no practical impact. A broker non-vote is not considered as a share voted or having the power to vote and will not affect the outcome of the vote.

        Ratification of the Appointment of Independent Public Accountants:    Although we are not required to submit the appointment of our independent public accountants to a vote of stockholders, we believe that it is appropriate to ask that you ratify the appointment. Ratification of the appointment of Deloitte & Touche LLP as our independent public accountants requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting. An abstention will have the effect of a vote against the ratification of the appointment of Deloitte & Touche LLP as our independent public accountants since it is one less vote for approval.

        Approval of Other Proposals:    The affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting is required to approve the proposals regarding our plans, as well as any other action that may properly come before the meeting. An abstention will have the effect of a vote against the applicable proposal since it is one less vote for approval. A broker non-vote is not considered as a share voted or having the power to vote and will not affect the outcome of the vote.

The New York Stock Exchange (the "NYSE") does not consider the election of directors or matters relating to compensation to be routine. Unless the broker has received instructions from you, any broker holding shares for you will not have the ability to cast votes with respect to the election of directors, the approval of the proposals regarding our plans, or the advisory votes on our executive compensation practices or on how often to hold an advisory vote on our executive compensation practices. It is important, therefore, that you provide instructions to your broker if your shares are held by a broker so that your vote with respect to the election of directors or matters relating to compensation is counted.

How do I submit a stockholder proposal?

        For a proposal to be included in our proxy statement for the 2012 Annual Meeting, you must submit it no later than November 24, 2011. Your proposal must be in writing and comply with the proxy rules of the SEC. You should send your proposal to our Corporate Secretary at our address on the cover of this proxy statement.

        You also may submit a proposal that you do not want included in the proxy statement but that you want to raise at the 2012 Annual Meeting. We must receive this type of proposal in writing on or after December 7, 2011, but no later than January 6, 2012.

        As detailed in our by-laws, to bring a proposal other than the nomination of a director before an annual meeting, your notice of proposal must include: (1) a brief description of the business you want to bring before the meeting; (2) the reasons for conducting such business at the meeting; (3) your name and address as they appear on our stock records, as well as the name and address of any beneficial owner of the shares; (4) the class and number of shares of SPX stock owned beneficially and of record by you and any beneficial owner as of the date of the notice (which information must be supplemented as of the record date); (5) a description of certain agreements, arrangements or understandings entered into by you or any beneficial owner with respect to the shares (which information must be supplemented as of the record date); (6) any material interest you or any beneficial owner may have in the business you want to bring before the meeting; (7) a description of all agreements, arrangements and understandings between you or any beneficial owner and any other persons (including their names) in connection with the proposal of the business; and (8) any other information regarding you or any beneficial owner that would be required under the SEC's proxy rules and regulations. You should send your proposal to our Corporate Secretary at our address on the cover of this proxy statement.

How do I recommend a director nominee?

        If you wish to recommend a nominee for director for the 2012 Annual Meeting, our Corporate Secretary must receive your written nomination on or before January 6, 2012. You should submit your proposal to our Corporate Secretary at our address on the cover of this proxy statement. As detailed in our by-laws, for a nomination to be properly brought before an annual meeting, your notice of nomination must include: (1) your name and address, as well as the name and address of any beneficial owner of the shares, and the name and address of the nominee; (2) the class and number of shares of SPX stock owned beneficially and of record by you and any beneficial owner as of the date of the notice (which information must be supplemented as of the record date); (3) a description of certain agreements, arrangements or understandings entered into by you or any beneficial owner with respect to the shares (which information must be supplemented as of the record date); (4) a statement that you are a record holder of SPX shares entitled to vote at the meeting and that you plan to appear in person or by proxy at the meeting to make the nomination; (5) a description of all arrangements or understandings between you and any other persons pursuant to which you are making the nomination; (6) any other information regarding you, any beneficial owner, or the nominee that the rules of the SEC require to be included in a proxy statement; (7) the nominee's agreement to serve as a director if elected; and (8) a statement as to whether each nominee, if elected, intends to tender, promptly following his or her election or re-election, an irrevocable resignation effective upon his or her failure to receive the required vote for re-election at the next meeting at which he or she would face re-election and the acceptance of such resignation by the Board of Directors, in accordance with our Corporate Governance Guidelines. In addition, any director nominee must provide information we may reasonably request in order for us to determine the eligibility of such nominee to serve as an independent director.

Who pays to prepare, mail and solicit the proxies?

        We will pay all the costs of preparing, mailing and soliciting the proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the Proxy Materials to the beneficial owners of SPX common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing Proxy Materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated. We have retained Georgeson Inc. to assist us in soliciting your proxy and will pay them an estimated fee of $9,000 plus reasonable out-of-pocket expenses. Georgeson will ask brokerage houses and other custodians and nominees whether other persons are beneficial owners of SPX common stock. If so, we will supply them with additional copies of the Proxy Materials for distribution to the beneficial owners. We will also reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the Proxy Materials to the beneficial owners of SPX common stock.

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

        Seven directors currently serve on our Board of Directors. The directors are divided into three classes. There are currently two directors in the first class, three directors in the second class, and two directors in the third class. At this Annual Meeting, you will be asked to elect three directors for the second class and one director in the first class. Three directors will continue to serve on the Board of Directors as described below.

        Our Board of Directors waived the requirement of our Corporate Governance Guidelines that non-management directors retire from the Board of Directors at the conclusion of their term following their 70th birthday as it applied to Mr. Campbell, and asked Mr. Campbell to serve one additional term. Mr. Campbell has agreed and will stand for re-election at this annual meeting.

        Each of Mr. Campbell, Mr. Fullwood, Mr. Mancuso, and Mr. Lisenby are current SPX directors. Mr. Campbell, Mr. Fullwood, and Mr. Mancuso, if elected, will each serve for a term of three years, until a qualified successor director has been elected, or until he resigns, retires or is removed by the stockholders for cause. Mr. Lisenby was appointed, effective January 10, 2011, to the position vacated by Dr. Fitzpatrick upon his resignation, effective January 7, 2011, and is standing for election pursuant to the requirement of our by-laws that any director elected by the other directors to fill any vacancies shall stand for election by stockholders at the next annual meeting of stockholders. Mr. Lisenby currently serves as a member of the first director class and, if elected at this Annual Meeting, will serve for a term of two years.

        Each nominee has agreed to tender, promptly following his election or re-election, an irrevocable resignation effective upon his failure to receive the required vote for re-election at the next meeting at which he would face re-election and the acceptance of such resignation by the Board of Directors, in accordance with our Corporate Governance Guidelines.

        Your shares will be voted as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the election of each of Mr. Campbell, Mr. Fullwood, Mr. Mancuso, and Mr. Lisenby. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, your shares will be voted FOR that other person. The Board of Directors does not anticipate that any of the nominees will be unable to serve. The nominees and continuing directors have provided the following information about themselves.

Nominees to Serve Until 2014 Annual Meeting

J. Kermit Campbell, 72, is the former Chairman, President and Chief Executive Officer of Herman Miller, Inc., a designer and manufacturer of office furniture. Since leaving Herman Miller, Inc. in 1995, Mr. Campbell has invested in a number of ventures, including United Power Line Contractors, Bering Truck Corporation, Black Star Farms, Advanced Information Systems, United Shield International, PassAlong Networks and CORE Energy Co. Mr. Campbell is a director of Traverse City State Bank, an honorary Trustee and past Chairman of the Board of Hope College, a Trustee of the Northwestern Michigan College Foundation, a Trustee of Eagle Village and a Charitable Trustee and President of Traverse Symphony Orchestra. Mr. Campbell has also been Chairman of Bering Truck Corporation and a director of Irwin Union Bank, Tennessee Pacific, and PassAlong Networks. Mr. Campbell has been a director of SPX since 1993.

Mr. Campbell is our longest-serving Board member. Since 1993, Mr. Campbell has consistently applied the operational, financial, and strategic experience garnered from his career, as well as involvement in a number of other business interests. In addition to the qualifications, attributes and skills Mr. Campbell initially brought to our Board, he now offers the perspective, institutional knowledge, and deep understanding of our business accumulated over his more than 15 years on our Board.

Emerson U. Fullwood, 63, is the retired Corporate Vice President of Xerox Corporation, a position to which he was named in 1996. In 2004, he assumed the role and responsibilities of Executive Chief of Staff and Marketing Officer for Xerox North America. Previous positions held by Mr. Fullwood at Xerox were President of the Xerox Worldwide Channels Group, President of Latin America, Executive Chief Staff Officer of Developing Markets and President of Worldwide Customer Services. Previously, Mr. Fullwood held several executive and general management leadership positions with Xerox. Mr. Fullwood serves as a director of Vanguard Group, Vanguard Funds and Amerigroup Corporation, as well as of the University of Rochester Medical Center, North Carolina A&T State University, the United Way of Rochester, the Rochester Boy Scouts of America, Monroe Community College Foundation, the Urban League and Colgate Rochester Crozier Divinity School. Mr. Fullwood has been a director of SPX since 1998 and was a director of General Signal Corporation prior to our acquisition of that company in 1998.

Mr. Fullwood is our second-longest-serving Board member and offers the perspective and deep understanding of our business accumulated over years of service on our Board. Mr. Fullwood has extensive and varied experience, gained in senior positions held over his many years of service with Xerox Corporation. Of particular value is his experience and perspective in marketing, including experience gained as Executive Chief of Staff and Marketing Officer for Xerox North America.

Michael J. Mancuso, 68, has been Vice President and Chief Financial Officer of Computer Sciences Corporation, a provider of information technology and business process outsourcing and information technology and professional services, since December 2008. He was previously Senior Vice President and Chief Financial Officer of General Dynamics Corporation, until June 2006. He joined General Dynamics in 1993 as Vice President and Chief Financial Officer for General Dynamics Land Systems, Inc., and was promoted to Vice President and Chief Financial Officer in 1994. Before joining General Dynamics, Mr. Mancuso spent seven years with United Technologies. His background also includes 21 years with General Electric. Mr. Mancuso is a director of the Shaw Group Inc. Within the past five years, Mr. Mancuso has also been a director of Agere Systems, Inc., CACI International, Inc., and LSI Logic Corporation. Mr. Mancuso has been a director of SPX since 2005.

Mr. Mancuso contributes a strong understanding of finance and accounting to our Board. In addition, Mr. Mancuso provides insights on managing a rapidly growing company, garnered from his years at General Dynamics, and brings a broad business and operations perspective, gained in part during his 21 years with General Electric and from his operations management responsibility for General Dynamics' Resources group in aggregates and coal. Finally, Mr. Mancuso's knowledge stemming from his corporate-wide responsibilities for IT systems at General Dynamics, as well as his experience as CFO of CSC, is valuable when considering IT issues and initiatives.
Nominee to Serve Until 2013 Annual Meeting

Terry S. Lisenby, 60, is the retired Chief Financial Officer, Treasurer and Executive Vice President of Nucor Corporation, a steel manufacturing company, a position he held from 2000 until the end of 2009. He previously served as a Vice President and Corporate Controller of Nucor from 1991 to 1999. Mr. Lisenby began his career with Nucor as Corporate Controller in 1985.
Mr. Lisenby contributes a strong understanding of finance and accounting to our Board. In addition, Mr. Lisenby brings a strong manufacturing and operations background, with expertise in supply chain management, among other things. Mr. Lisenby also has extensive experience in mergers and acquisitions and integration of new aquisitions.

        YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
FOR EACH OF THE DIRECTOR NOMINEES

Director Continuing Until 2013 Annual Meeting

Albert A. Koch, 68, is Vice Chairman and Managing Director with AlixPartners, LLP, an international corporate turnaround and financial advisory firm. Mr. Koch joined AlixPartners in 1995 as Managing Principal. In connection with his work at AlixPartners, he also serves as President and CEO of Motors Liquidation Company (formerly General Motors Corporation) and as President and CEO of Handleman Company. Other AlixPartners assignments include Mr. Koch serving as Chairman of Polar Corporation, a privately owned company, since 2004, and also as its CEO from 2004 until 2007. In 2004 and 2005, Mr. Koch was the Chairman, interim President and CEO at Champion Enterprises, Inc., and in 2002 and 2003, Mr. Koch served as interim CFO of the Kmart Corporation. Mr. Koch also was a partner with Ernst & Young for 14 years, including 7 years as Managing Partner of the firm's Detroit office. Mr. Koch is the Treasurer of the American College of Bankruptcy. Mr. Koch has also been a director of Tecumseh Products Company. Mr. Koch has been a director of SPX since 2007.
Mr. Koch was appointed Chief Restructuring Officer of General Motors Corporation two days prior to its filing under Chapter 11 of the U.S. Bankruptcy Code.

Mr. Koch contributes an extensive understanding of finance and accounting to our Board. Mr. Koch also brings a unique skill set of effectively managing and advising corporations facing crises, and the related perspective of understanding risks to which even healthy companies are exposed.

Directors Continuing Until 2012 Annual Meeting

Christopher J. Kearney, 55, is Chairman, President and Chief Executive Officer of SPX. He was named President and Chief Executive Officer in December 2004, and added the title of Chairman in May 2007. He joined the company in February 1997 as Vice President, Secretary and General Counsel and an officer of the company. Prior to joining SPX, he was Senior Vice President and General Counsel of Grimes Aerospace Company, a leading manufacturer of aircraft lighting equipment, engine system components and electronic systems. His business experience also includes positions at Borg-Warner Chemicals as Senior Attorney and Senior Counsel at General Electric's global materials business. Mr. Kearney holds an undergraduate degree from the University of Notre Dame and a law degree from DePaul University Law School. Mr. Kearney is a Member of the Advisory Council for University Libraries, University of Notre Dame, and serves on the Board of Directors of the Foundation for the Carolinas. Mr. Kearney is also a director of Nucor Corporation. Mr. Kearney has been a director of SPX since 2004.

Mr. Kearney brings valuable business and mergers and acquisitions experience and a strong legal perspective to our Board. Mr. Kearney, as the only member of SPX management to serve on the Board, also contributes a level of understanding of our company not easily attainable by an outside director.

Martha B. Wyrsch, 53, has been President of Vestas-Americas, an affiliate of Vestas Wind Systems NS since June 2009. From January 2007 until October 2008, Ms. Wyrsch was the President and Chief Executive Officer of Spectra Energy Transmission, LLC, Spectra Energy Corporation's natural gas transmission and storage business in the United States and Canada, as well as the gathering, processing and distribution businesses in Canada. She served on the board of directors for Spectra Energy Corporation and as chair of its two publicly traded partnerships, Spectra Energy Partners, L.P. and Spectra Energy Income Fund. Ms. Wyrsch joined Duke Energy Corporation in 1999, where she served in various legal positions. She was group vice president and general counsel, and was named president of Duke Energy Gas Transmission in 2005. Previously, Ms. Wyrsch was vice president, general counsel and secretary for KN Energy, Inc. Ms. Wyrsch is a member of the National Infrastructure Advisory Council and a director of the American Wind Energy Association. Within the past five years, Ms. Wyrsch has also served as Chairman of Westcoast Energy Inc. and Spectra Energy Partners GP, LLC, a General Partner of Spectra Energy Partners, LP, Chairman of Union Gas Ltd., and a director of Spectra Energy Facilities LP, Greater Houston Partnership, Union Gas Ltd., the National Petroleum Council, Spectra Energy Corp., and Spectra Energy Partners GP LLC. Ms. Wyrsch has been a director of SPX since 2009.

Ms. Wyrsch contributes to our Board the skills and experience gained from her years of serving in various senior legal and corporate governance capacities. Ms. Wyrsch also has a wide general business experience from serving in senior business roles at energy companies. Of particular value is Ms. Wyrsch's broad experience with energy infrastructure companies and her insight into global manufacturing.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

        As part of its ongoing commitment to good corporate governance, the Board of Directors has codified its corporate governance practices into a set of Corporate Governance Guidelines. These guidelines assist the Board of Directors in the exercise of its responsibilities and may be amended by the Board of Directors from time to time. Our Corporate Governance Guidelines comply with the applicable requirements of the listing standards of the NYSE, and are available on our website (www.spx.com) under the heading Investor Relations—Corporate Governance.

Code of Business Conduct

        We have adopted a Code of Business Conduct that applies to all our directors, officers and employees, including our CEO and senior financial and accounting officers. Our Code of Business Conduct requires that all our directors, officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our, and our stockholders', best interest. In addition, our Code of Business Conduct acknowledges special ethical obligations for financial reporting. The Code of Business Conduct meets the requirements of a code of business conduct and ethics under the listing standards of the NYSE and the requirement of a "Code of Ethics" as defined in the rules of the SEC. We maintain a current copy of our Code of Business Conduct, and will promptly post any amendments to or waivers of our Code of Business Conduct that apply to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on our website (www.spx.com) under the heading Investor Relations—Corporate Governance—Commitment to Compliance.

Director Independence

        Our Corporate Governance Guidelines state that a substantial majority of the Board of Directors will consist of directors who meet the independence requirements of the listing standards of the NYSE. Accordingly, on an annual basis, our Board of Directors reviews whether each of our directors is independent. The Board of Directors has adopted categorical Independence Standards to help guide it in this process. Our Independence Standards are available on our website (www.spx.com), under the heading Investor Relations—Corporate Governance. Members of the Audit Committee, Compensation Committee and Nominating and Governance Committee must meet all applicable independence tests of the NYSE and SEC. Based on its most recent annual review, the Board of Directors has concluded that Mr. Campbell, Mr. Fullwood, Mr. Mancuso, Mr. Koch, and Ms. Wyrsch, are independent as defined in our Independence Standards and the listing standards of the NYSE. The Board of Directors has concluded that Mr. Kearney and Mr. Lisenby are not independent as defined in our Independence Standards and the listing standards of the NYSE. The Board of Directors determined that Mr. Lisenby is not independent because he was an executive officer of Nucor Corporation at a time Mr. Kearney, our Chairman, President, and CEO, served on the Compensation Committee of Nucor. We are aware of no reason why Mr. Lisenby could not be determined to be independent beginning in January 2013, three years following his retirement from Nucor.

        The non-employee members of the Board of Directors meet in executive session without management at least six times per year. In addition, the non-employee members of the Board of Directors meet in executive session with the CEO and such other management as the Board of Directors deems appropriate on a regular basis. Meetings of non-employee directors are chaired by the Lead Director. Mr. Campbell is our current Lead Director.

Charitable Contributions

        It is the policy of the Board of Directors that no officer or director shall solicit contributions for charities from other officers or directors or directly from SPX if the director or officer soliciting the contributions personally controls the charity. In addition, no officer or director shall solicit contributions from other officers or directors for charities controlled by SPX.

        From time to time, SPX may make contributions to charitable organizations for which a member of our Board of Directors or one of our executive officers serves as a director or officer. In the past three fiscal years, however, the amount of any of these contributions in any single fiscal year has not exceeded the greater of (a) $1 million or (b) 2% of the charitable organization's consolidated gross revenues.

Risk Oversight

        The full Board exercises risk oversight at SPX. Committees are designated to take the lead in discrete areas of risk oversight when appropriate. For example, the Audit Committee is primarily responsible for risk oversight relating to financial statements, the Compensation Committee is primarily responsible for risk oversight relating to executive compensation, and the Nominating and Governance Committee is primarily responsible for risk oversight relating to corporate governance. Committees report to the Board on risk management matters.

        Management presents to the full Board its view of the top risks facing SPX in a dedicated "enterprise risk management" presentation at least once a year. Matters such as risk appetite and management of risk are also discussed at this meeting. In addition, risk is explicitly addressed in a wide range of Board discussions, including those relating to Segment or business unit activities, specific corporate functions (such as treasury, intellectual property, tax, capital allocation, etc.), and consideration of extraordinary transactions. As part of these discussions, our directors ask questions, offer insights, and challenge management to continually improve its risk assessment and management. The Board has full access to management, as well as the ability to engage advisors, in order to assist it in its risk oversight role.

Communications with Directors

        Interested parties may communicate with any of our non-employee directors by writing to the director in care of our Corporate Secretary at our address shown on the cover of this proxy statement. In accordance with the policy adopted by our non-employee directors, our Corporate Secretary will promptly relay to the addressee all communications that he determines require prompt attention by a non-employee director and will regularly provide the non-employee directors with a summary of all substantive communications.

Board Qualifications and Diversity

        The Nominating and Governance Committee selects individuals as director nominees based on their business and professional accomplishments, integrity, demonstrated ability to make independent analytical inquiries, ability to understand our business, absence of conflicts of interest, and willingness to devote the necessary time to Board duties. Neither the Board nor the Nominating and Governance Committee has set minimum requirements with respect to age, education or years of business experience or set specific required skill sets for directors, but the Committee requires that each director has a proven record of success and leadership. The Nominating and Governance Committee seeks to structure the Board of Directors such that it consists of a diverse group of individuals, each with a unique combination of skills, experience, and background. The Committee has no set diversity policy or targets, but will place appropriate emphasis on certain skills, experience, or background that it determines add or would add value to our Board. Knowledge of our industry and strategic perspective, as well as accounting expertise and experience on other Boards, are examples of attributes that our Board and the Nominating and Governance Committee consider to be key. The Nominating and Governance Committee also considers effective interaction among Board members and between the Board of Directors and management to be crucial factors in considering individuals for nomination.

        We believe that each director brings a wealth of experience, talent, and diverse perspective that, individually and in the aggregate, adds value to our company. As our Corporate Governance Guidelines state, our Nominating and Governance Committee, and ultimately our Board, selects individuals as director nominees based on the totality of their business and professional accomplishments, integrity, demonstrated ability to make independent analytical inquiries, ability to understand our business, absence of conflicts of interest and willingness to devote the necessary time to Board duties. For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies, beginning on p. 7 of this proxy, as well as other publicly available materials discussing their careers and experiences.

Director Nominees

        The Nominating and Governance Committee is responsible for proposing director nominees and will consider director nominee recommendations offered by stockholders in accordance with our by-laws.

        At such times as the Board of Directors and the Nominating and Governance Committee determine there is a need to add or replace a director, the Nominating and Governance Committee identifies director candidates through references by its members, other directors, management, or outside search firms, if appropriate. Mr. Lisenby was originally recommended to the Nominating and Governance Committee as a potential director candidate by Mr. Kearney.

        In considering individuals for nomination, the Nominating and Governance Committee consults with our CEO. A director's qualifications in meeting the criteria discussed above under "Board Qualifications and Diversity" are considered at least each time the director is re-nominated for Board membership. The Committee applies the same process and standards to the evaluation of each potential director nominee, regardless of whether he or she is recommended by one or more stockholders or is identified by some other method.

        Once the Nominating and Governance Committee identifies a director candidate, directors and members of management interview the candidate. Following that process, the Nominating and Governance Committee and the Board of Directors determine whether to nominate the candidate for election at an annual meeting of stockholders or, if applicable, to appoint the candidate as a director. Any such nomination or appointment is subject to acceptance by the candidate. Our by-laws require that any director appointed to the Board of Directors other than at an annual meeting of stockholders is submitted for election by our stockholders at the next annual meeting.

        If you wish to recommend a nominee for director for the 2012 Annual Meeting, our Corporate Secretary must receive your written nomination on or before January 6, 2012. You should submit your proposal to our Corporate Secretary at our address on the cover of this proxy statement. As detailed in our by-laws, for a nomination to be properly brought before an annual meeting, your notice of nomination must include: (1) your name and address, as well as the name and address of any beneficial owner of the shares, and the name and address of the nominee; (2) the class and number of shares of SPX stock owned beneficially and of record by you and any beneficial owner as of the date of the notice (which information must be supplemented as of the record date); (3) a description of certain agreements, arrangements or understandings entered into by you or any beneficial owner with respect to the shares (which information must be supplemented as of the record date); (4) a statement that you are a record holder of SPX shares entitled to vote at the meeting and that you plan to appear in person or by proxy at the meeting to make the nomination; (5) a description of all arrangements or understandings between you and any other persons pursuant to which you are making the nomination; (6) any other information regarding you, any beneficial owner, or the nominee that the rules of the SEC require to be included in a proxy statement; (7) the nominee's agreement to serve as a director if elected; and (8) a statement as to whether each nominee, if elected, intends to tender, promptly following his or her election or re-election, an irrevocable resignation effective upon his or her failure to receive the required vote for re-election at the next meeting at which he or she would face re-election and the acceptance of such resignation by the Board of Directors, in accordance with our Corporate Governance Guidelines. In addition, any director nominee must provide information we may reasonably request in order for us to determine the eligibility of such nominee to serve as an independent director.

Director Election

        In uncontested elections, we elect directors by majority vote. Under this majority vote standard, each director must be elected by a majority of the votes cast with respect to that director, meaning that the number of shares voted "for" a director exceeds the number of shares voted "against" that director. In a contested election, directors are elected by a plurality of the votes represented in person or by proxy at the meeting. An election is contested if the number of nominees exceeds the number of directors to be elected. Whether or not an election is contested is determined ten days in advance of the date we file our definitive proxy statement with the SEC. This year's election is uncontested. Accordingly, the majority vote standard will apply.

        If a nominee already serving as a director were not elected at an annual meeting, Delaware law provides that the director would continue to serve on the Board as a "holdover director" until his or her successor is elected. Our Nominating and Governance Committee, however, has established procedures requiring directors to tender to the Board advance resignations. These procedures are set forth in our Corporate Governance Guidelines and provide that the Board will nominate for election or re-election as a director only candidates who agree to tender, promptly following each annual meeting of stockholders at which they are elected or re-elected as a director, irrevocable resignations that will be effective only if (1) the director fails to receive a sufficient number of votes for re-election at the next annual meeting of stockholders at which he or she faces re-election and (2) the Board accepts the resignation. In addition, the Board will fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same form of resignation tendered by other directors in accordance with this provision.

        In the event a resignation is triggered as a result of a director not receiving a majority vote, the Nominating and Governance Committee will consider the resignation and make a recommendation to the Board on whether to accept or reject it, or whether other action should be taken. The Board will consider the Committee's recommendation and publicly disclose its decision and the rationale behind it in a Current Report on Form 8-K filed with the SEC within 90 days from the date of the certification of the election results. At the 2010 Annual Meeting, each director received a majority of the votes cast for his election.

Attendance at Annual Meeting

        It is our policy to invite all members of our Board of Directors to attend our Annual Meeting. While their attendance is not required, each of our directors serving at the time of our last Annual Meeting attended that Meeting. We expect all our directors to attend the 2011 Annual Meeting.

Compensation Advisor

        In prior years, our Compensation Committee retained an individual, employed by Towers Watson Worldwide ("Towers Watson"), as its outside compensation advisor. In August 2010, our Compensation Committee retained Frederic W. Cook & Co. Inc. ("FW Cook") as its outside compensation advisor.

        The outside compensation advisor:

  •
  provides competitive market data on compensation amounts and structure;

  •
  works with management on recommendations on compensation amounts and structure for all executive officers and directors other than the Chairman, President, and CEO;

  •
  presents to the Compensation Committee recommendations on compensation amounts and structure for the Chairman, President, and CEO;

  •
  reviews and comments on management's recommendations relating to executive officer compensation;

  •
  recommends the list of peer companies against which we benchmark our executive officer and director compensation for approval by the Compensation Committee;

  •
  reviews proxy statement disclosures; and

  •
  advises the committees on regulatory, best practice, and other developments in the area of executive and director compensation.

        Fees incurred in 2010 for advice to and services for the Compensation Committee and the Nominating and Governance Committee relating to compensation of our executive officers and directors were $229,000 for the Towers Watson advisor and $170,065 for FW Cook.

        The Compensation Committee has directed its outside compensation advisor to collaborate with management, including our human resources function, to obtain data, clarify information, and review preliminary recommendations prior to the time they are shared with the relevant Committee.

        The Compensation Committee has determined that the outside compensation advisor provides objective and competent advice. The following protocols are designed to help ensure objectivity:

  •
  The advisor reports directly to the Compensation Committee or, in the case of matters relating to director compensation, to the Nominating and Governance Committee;

  •
  Only the Compensation Committee or the Nominating and Governance Committee has the authority to retain or terminate the advisor; and

  •
  The advisor meets as needed with Committee members, without the presence of management.

        Towers Watson provides services to our company including advice relating to non-executive officer compensation, retirement and pension plan administration and actuarial work, healthcare strategy and pricing, due diligence and integration in connection with mergers and acquisitions, technology solutions and survey data services. Fees incurred in 2010 for additional services provided by Towers Watson were $7.7 million. FW Cook has provided no services to our company other than in its role as outside compensation advisor to the Compensation Committee and Nominating and Governance Committee.

        FW Cook may provide other consulting services to the Company, with approval from the Compensation Committee or Nominating and Governance Committee. The Compensation Committee reviews FW Cook's services and related fees on an annual basis.

Related-Party Transactions

        Pursuant to its charter and a written related-party policy, the Audit Committee is charged with reviewing and approving any related-party transactions. A related-party transaction is a transaction involving SPX and any of the following persons: a director, director nominee or executive officer of SPX; a holder of more than 5% of SPX common stock; or an immediate family member or person sharing the household of any of these persons. When considering a transaction, the Audit Committee is required to review all relevant factors, including whether the transaction is in the best interest of our company, our company's rationale for entering into the transaction, alternatives to the transaction, whether the transaction is on terms at least as fair to our company as would be the case were the transaction entered into with a third party, potential for an actual or apparent conflict of interest, and the extent of the related party's interest in the transaction. Our legal staff is primarily responsible for the development and implementation of procedures and controls to obtain information from our directors and officers relating to related-party transactions and then determining, based on the facts and circumstances, whether we or a related party has a direct or indirect material interest in the transaction. Currently, the only related-party transactions requiring disclosure are the interest-free loans made in 2001 to Messrs. Kearney, O'Leary and Foreman, as described in "Compensation Discussion and Analysis—2010 Compensation—Other Benefits and Perquisites," beginning on p. 33.

        In the course of the Board of Directors' determination regarding the independence of each of the non-employee directors, the Audit Committee considered the following transactions, relationships or arrangements. Each of Mr. Koch, Mr. Mancuso, Mr. Fullwood, Ms. Wyrsch, and Mr. Lisenby is or within the last three years has been a director, officer, or beneficial owner of a company that conducts business with SPX. In each case, the Audit Committee determined that the amount of sales to or purchases from the respective company was below the greater of $1 million per annum or two percent of the annual revenue of each of the other companies and SPX, and that the transactions otherwise were not directly influenced by and did not redound significantly to the benefit of the relevant SPX director. In addition, the Audit Committee determined that none of these transactions presented an actual or apparent conflict of interest or adversely affected the director's independence. No member of our Board or management was aware of any relevant transactions other than those described in this section.

Board Leadership Structure

        Our Board has no fixed policy or position on whether the roles of Chairman and Chief Executive should be separate or combined, but rather makes leadership structure decisions such as this in consideration of then-current circumstances. Currently, Christopher J. Kearney is our CEO and President, and the Chairman of our Board. J. Kermit Campbell, a longtime member of our Board, is our Lead Director. The Lead Director is elected by and from the independent directors and has clearly delineated duties. These duties, as set forth in our Corporate Governance Guidelines, include acting as principal liaison between the independent directors and the Chairman and Chief Executive Officer, chairing meetings of independent directors, developing the Board's agendas in collaboration with the Chairman and Chief Executive Officer, and reviewing and advising on the quality of the information provided to the Board.

        We believe the leadership structure outlined above is best for our company and our stockholders at this time. The balance between our Chairman and our Lead Director has resulted in efficient leadership, and both Mr. Kearney and Mr. Campbell have effectively handled their roles. Furthermore, having a single leader for both the company and the Board minimizes the potential for confusion or duplication of efforts, and provides clear leadership and accountability for our company. We believe there is good communication between management and non-employee directors, and that our outside directors are able to carry out their oversight responsibilities effectively.

        The Lead Director's involvement in setting Board agendas and reviewing and commenting on information provided to the Board helps ensure an adequate flow of information to the Board. In addition, the small size of our Board and the relationship between management and non-employee directors put each director in a position to influence agendas, flow of information, and other matters. Our non-employee directors meet regularly in private session, without management, as part of our Board meetings and can also call additional meetings of the non-employee directors at their discretion.

Board Committees

        The Board of Directors met six times during 2010. The Board of Directors currently has a standing Audit Committee, Compensation Committee and Nominating and Governance Committee. Each director attended at least 75% of the meetings of the Board of Directors and of the committees on which he or she served during the period for which he or she served in 2010. Each committee has adopted a charter that specifies the composition and responsibilities of the committee. Each committee charter is posted on our website (www.spx.com) under the heading Investor Relations—Corporate Governance.

Audit Committee
Meetings in 2010:	Nine
Members:	Michael J. Mancuso, Chairman J. Kermit Campbell Emerson U. Fullwood Albert A. Koch

The Board of Directors has determined that each member of the Audit Committee is independent in accordance with our Audit Committee charter and our Corporate Governance Guidelines and Independence Standards, as well as the rules of the SEC and the listing standards of the NYSE. In addition, the Board of Directors has determined that each member of the Committee has a working familiarity with basic finance and accounting practices, including the ability to read and understand financial statements. Finally, the Board of Directors has determined that Mr. Mancuso is an "audit committee financial expert" under the rules of the SEC and has accounting and/or related financial management expertise, as required by the listing standards of the NYSE.
Function:
The Audit Committee is responsible for ensuring the integrity of the financial information reported by our company. The Committee appoints the independent auditors, approves the scope of audits performed by them and by the internal audit staff, and reviews the results of those audits. The Committee also meets with management, the independent auditors and the internal audit staff to review audit and non-audit results, as well as financial, accounting and internal control matters. Additional information on the Committee and its activities is set forth in the Audit Committee Report on p. 60.

Compensation Committee
Meetings in 2010:	Six
Members:	J. Kermit Campbell, Chairman Emerson U. Fullwood Albert A. Koch J. Michael Fitzpatrick (resigned effective January 7, 2011)

The Board of Directors has determined that each member of the Compensation Committee is independent in accordance with our Compensation Committee charter, Corporate Governance Guidelines and Independence Standards, as well as the rules of the SEC and the listing standards of the NYSE. In addition, the Board of Directors has determined that the Committee meets the "outside director" and "non-employee director" requirements as defined, respectively, under Section 162(m) of the Internal Revenue Code and Section 16 under the Securities Exchange Act of 1934, as amended.
Function:
The Committee sets the compensation program for our executive officers, including executive employment agreements, restricted stock and restricted stock unit grants and other awards. The Committee receives input regarding compensation for all officers including proposed compensation, from its outside compensation advisor, as well as from our CEO for his direct reports. The Committee has delegated to our CEO the authority to issue up to an aggregate of 75,000 restricted shares or restricted stock units annually to persons other than Section 16 officers.

The Committee has the authority under its charter to retain, terminate and set fees and retention terms for such compensation advisors or other outside advisors as it deems necessary or appropriate in its sole discretion. The Committee reviews outside advisors and consultants on at least an annual basis to determine objectivity and review performance, including a review of the total fees paid to such advisors or consultants. The Committee has retained FW Cook as its outside compensation advisor.

The Committee, together with the management-led Retirement and Welfare Plan Administrative Committee, exercises oversight over the investment performance and allocation, actuarial assumptions and funding practices of our pension, healthcare and defined contribution plans.

Additional information on the Committee, its activities, its relationship with its outside compensation advisor and management's role in setting compensation is set forth in "Compensation Discussion and Analysis," beginning on p. 24, and "Corporate Governance—Compensation Advisor," beginning on p. 14.

Nominating and Governance Committee
Meetings in 2010:	Three
Members:	Emerson U. Fullwood, Chairman J. Kermit Campbell Martha B. Wyrsch

The Board of Directors has determined that each member of the Nominating and Governance Committee is independent, in accordance with our Nominating and Governance Committee charter, Corporate Governance Guidelines and Independence Standards, as well as the rules of the SEC and the listing standards of the NYSE.
Function:
The Committee assists the Board of Directors in identifying qualified individuals to become Board members and recommending to the Board of Directors the director nominees; develops and recommends to the Board of Directors our Corporate Governance Guidelines; leads the Board of Directors in its annual review of the Board of Director's performance; makes recommendations to the Board of Directors regarding the compensation of non-employee directors; and makes recommendations to the Board of Directors with respect to the assignment of individual directors to various committees. The Committee also approves awards under the 2006 Non-Employee Directors' Stock Incentive Plan, subject to approval by the Board of Directors.

DIRECTOR COMPENSATION

        Directors who are SPX employees receive no compensation for their services as directors. We compensate non-employee directors under the SPX Corporation 1997 Non-Employee Directors' Compensation Plan (the "1997 Directors' Plan") and the SPX Corporation 2006 Non-Employee Directors' Stock Incentive Plan (the "2006 Directors' Plan").

Cash and Equity Compensation

        We compensate our non-employee directors using a combination of cash and equity. The Nominating and Governance Committee reviews non-employee director compensation from time to time.

        The annual retainer for non-employee directors for 2010 increased to $90,000 from $75,000 in 2009. No additional compensation was awarded for service as a member of any committee, service as chair of any committee or attendance at meetings. Our Lead Director received additional 2010 compensation for that role in the amount of $25,000. Mr. Kearney is our Chairman, and receives no compensation for his service in that role.

        In addition to a cash retainer, each non-employee director receives equity awards. Each of the Nominating and Governance Committee and the Board of Directors believes that awarding equity grants subject to performance vesting helps ensure that our directors will continue to focus on improving both short-term and long-term stockholder value. Each director receives annual grants of 2,500 shares of restricted stock under the 2006 Directors' Plan. The restricted stock shares have a three-year vesting period based on SPX stockholder return versus the S&P 500. On each vesting date, we compare SPX stockholder return to the performance of the S&P 500 for the prior year and for the cumulative period since the date of the grant. If SPX outperforms the S&P 500 for the prior year, the one-third portion of the grant associated with that year will vest. If SPX outperforms the S&P 500 for the cumulative period, any unvested portion of the grant that was subject to vesting on or prior to the vesting date will vest. Shares of restricted stock that do not vest within the three-year vesting period in accordance with these performance requirements are forfeited. The third tranche of 2008, the second tranche of 2009, and the first tranche of 2010 restricted stock grants each vested at the beginning of 2011 as a result of SPX's total stockholder return exceeding that of the S&P 500 index during 2010. The first tranche of the 2008 restricted stock grants did not vest in 2011, due to SPX's total stockholder return not exceeding the performance of the S&P 500 index for the cumulative period since the grant date. Since this tranche also did not vest in either of 2009 (the first year in which it could have vested) or 2010, this tranche was forfeited.

        Directors receive dividends on the unvested portion of their restricted stock for grants made prior to 2010. Beginning with the 2010 grant of restricted stock, any cash dividends paid with respect to any shares of restricted stock will be deposited in the director's name in an escrow or similar account maintained by SPX Corporation for that purpose. These dividends are subject to the same time and performance restrictions as the shares of restricted stock to which they relate, and are payable only after the date the related shares of restricted stock vest. Dividends will be forfeited if the restricted stock on which those dividends were paid is forfeited.

Deferred Compensation Program for Non-Employee Directors

        The 1997 Directors' Plan provides that each non-employee director may defer up to 100% of his or her annual retainer. Our Lead Director may also defer up to 100% of the Lead Director payment. Amounts so deferred may be invested through a grantor trust in the form of share units or money credits deposited in one or more funds offered by the plan's trustee. The interest rate earned on the money credits is not above-market or preferential. We distribute amounts deferred pursuant to this program to each non-employee director in a lump sum payment at the earlier of age 70 or termination of his or her service as a director of SPX.

Other

        The SPX Foundation (the "Foundation") will make matching donations for qualified charitable contributions for any non-employee director up to a total of $20,000 per annum.

Stock Ownership Guidelines

        Non-employee director stock ownership guidelines are three times the annual retainer. Each director is requested to attain the desired level of ownership within five years of the later of the date of appointment as a director or December 2006, the date the stock ownership guidelines were last increased. Each current director other than Ms. Wyrsch and Mr. Lisenby met the minimum stock ownership guidelines as of March 11, 2011. Each of Ms. Wyrsch and Mr. Lisenby has been a director of our company for less than five years, and thus is not currently required to meet the stock ownership guidelines.

Director Compensation Table

        The following table summarizes the compensation of our directors who served during 2010. Mr. Kearney, our Chairman, President and CEO, receives no compensation in connection with his service as a director and, accordingly, is omitted from this table.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)

J. Kermit Campbell	$115,000	$114,782	$229,782

J. Michael Fitzpatrick	$90,000	$114,782	$204,782

Emerson U. Fullwood	$90,000	$114,782	$204,782

Albert A. Koch	$90,000	$114,782	$204,782

Michael J. Mancuso	$90,000	$114,782	$204,782

Martha B. Wyrsch	$90,000	$114,782	$204,782

(1)
Represents annual retainer of $90,000, the receipt of which the non-employee director may defer at his or her option. Mr. Campbell also received $25,000, representing the annual retainer for serving as Lead Director. No director elected to defer any income in 2010.

(2)
Stock awards are subject to performance vesting conditions, and the amounts reported in the above table were calculated in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718, "Compensation—Stock Compensation" ("Topic 718"), to reflect their grant date fair value given vesting requirements. See note 15 to the consolidated financial statements contained in our Annual Report on Form 10-K for the period ended December 31, 2010 for additional information regarding the calculation of these numbers. The value of the grant assuming automatic vesting (no performance requirement) for each director was $141,075.

All stock options held by directors have vested. The total number of options held by the non-employee directors serving as of December 31, 2010, was: each of Mr. Campbell and Mr. Fullwood, 11,800; and each of Mr. Mancuso, Dr. Fitzpatrick, Mr. Koch, and Ms. Wyrsch, 0.

OWNERSHIP OF COMMON STOCK

Directors and Officers

        The following table shows how much of our common stock the directors, named executive officers, and all officers and directors as a group beneficially owned as of March 11, 2011. The "named executive officers" are the Chief Executive Officer, the Chief Financial Officer, and the other three most highly compensated officers who were serving at the end of the last fiscal year.

        Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or officer can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. The number of our shares beneficially owned by each of the named executive officers and by all directors and officers as a group includes shares held in the SPX Corporation Retirement Savings and Stock Ownership Plan. Except as otherwise noted, the stockholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

        The percent of SPX common stock owned is based on 50,948,531 shares outstanding as of March 11, 2011.

Directors and Named Executive Officers	Shares of Common Stock Owned	Options Exercisable Within 60 Days	Total	Percent of Class

J. Kermit Campbell**	22,210	11,800	34,010	*

Robert B. Foreman	188,299	50,000	238,299	*

Emerson U. Fullwood	13,967	11,800	25,767	*

Christopher J. Kearney	499,877	100,000	599,877	1.18%

Albert A. Koch	12,500	0	12,500	*

David A. Kowalski	69,853	0	69,853	*

Kevin L. Lilly	90,158	0	90,158

Terry S. Lisenby	2,500	0	2,500

Michael J. Mancuso	12,500	0	12,500	*

Patrick J. O'Leary	220,064	70,000	290,064	*

Martha B. Wyrsch	7,500	0	7,500	*

All directors and officers as a group (17 persons)	1,440,532	258,900	1,699,432	3.34%

*
Less than 1.0.

**
Mr. Campbell has pledged 3,000 shares as security against a loan from a third party.

Other Principal SPX Stockholders

        Set forth in the table below is information about persons whom we know to be the beneficial owners of more than five percent of the issued and outstanding shares of our common stock. The percent of class held is based on 50,948,531 shares of our common stock outstanding on March 11, 2011.

Name and Address	Shares of Common Stock Beneficially Owned	Percent of Class

BlackRock, Inc. (1) 40 East 52nd Street New York, NY 10022	5,541,317	10.88%

Wells Fargo & Company (2) 420 Montgomery Street San Francisco, CA 94163	4,713,030	9.25%

The TCW Group, Inc. 865 South Figueroa Street Los Angeles, CA 90017	2,951,197	5.79%

(1)
Based on information provided in a Schedule 13G/A filed with the SEC on January 10, 2011 by BlackRock, Inc. and certain of its affiliated entities (collectively, the "BlackRock Entities"). The BlackRock Entities have sole voting power and sole dispositive power with respect to all the shares.

(2)
Based on information provided in a Schedule 13G/A filed with the SEC on January 20, 2011 by Wells Fargo & Company and certain of its affiliated entities (collectively, the "Wells Fargo Entities"). The Wells Fargo Entities have sole voting power with respect to 2,877,116 of the shares, shared voting power with respect to 3,602 of the shares, sole dispositive power with respect to 4,117,595 of the shares, and shared dispositive power with respect to 5,693 of the shares.

(3)
Based on information provided in a Schedule 13G/A filed with the SEC on February 10, 2011 by The TCW Group, Inc., on behalf of the TCW Business Unit ("TCW"). TCW has sole voting power with respect to none of the shares, shared voting power with respect to 2,345,780 of the shares, sole dispositive power with respect to none of the shares, and shared dispositive power with respect to 2,951,197 of the shares.

SECTION 16(A) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires that SPX's officers, directors and 10% stockholders file reports of ownership and changes of ownership of SPX common stock with the SEC and the NYSE. Based on a review of copies of these reports provided to us and written representations from officers and directors, we believe that all filing requirements were met.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        The Compensation Committee of the Board of Directors (the "Committee") sets compensation for our executive officers and oversees our executive compensation programs. Throughout this section, named executive officer ("NEO") compensation decisions referred to as being taken by "us" or "we," or similar first person terms, were taken by the Committee.

        The discussion of performance targets is exclusively in the context of executive compensation, and you should not use these targets for any other purpose, or regard them as an indication of management's expectations of future results.

        References to "bonuses" herein are to performance-based payments reflected as Non-Equity Incentive Plan Compensation in the Summary Compensation Table on p. 37.

Executive Compensation Overview

        The sound design of NEO compensation is critically important to SPX, our stockholders and employees. We seek to attract the best talent and, having done so, make sure SPX is not just a stepping stone to another company.

        Company Performance:    At the end of 2009 and beginning of 2010 (the time period in which we set 2010 compensation and performance targets for our NEOs), we continued to face significant challenges in our business, due primarily to the global recession. The value of our stock had recovered from earlier lows, but was still significantly below the levels seen in 2008.

        During the course of 2010 (the time period over which stock vesting and bonus results were measured), our stock delivered a total stockholder return of just under 33%, significantly outperforming the S&P 500 (the benchmark against which we measure our stock performance). We met or exceeded all the operating goals we set at the beginning of the year. As we anticipated, operating results generally were on par with or showed a decline from 2009, as we continued to suffer the effects of the recession, but cash performance remained strong. We continued to see positive results from restructuring effected in 2008 and 2009, as well as from other ongoing operating initiatives. We also saw some recovery in our early-cycle businesses, particularly in the second half of the year.

        During 2010, our Test and Measurement Segment, led by Mr. Kowalski, showed significant operating improvement from recent years, as the automobile industry showed signs of recovery.

  2010 Compensation:

  •
  Overall:

  o
  As in 2009, our overall NEO direct compensation (salary, bonus, and equity) was significantly lower than in 2008, reflecting the impact of the global recession and our pay-for-performance approach. Compensation rebounded somewhat from the 2009 lows, as the value of stock awards increased along with the price of our stock. NEOs did not generally see an increase in their bonuses, consistent with company performance in 2009 and 2010.

  •
  Salary:  No NEO received a salary increase.

  •
  Bonuses:

  o
  As in 2009, 2010 bonuses were about 25% of those paid in 2008.

  o
  No NEO received a target bonus opportunity increase.

    o
    Only Mr. Kowalski received an increase in total bonus actually paid, due to the improved performance of the Test and Measurement Segment.

    o
    Despite our reduced expectations for 2010, consistent with prior years, we set bonus targets in a manner requiring an improvement in profitability and achievement of cash flow targets.

    o
    Corporate NEOs were paid 50% of target bonus for the second year in a row, as we exceeded the top end of our cash flow targets, but did not meet the minimum requirement for payment under our profitability metric. Mr. Kowalski received 98.7% of his target bonus, due to a combination of corporate and his Segment's performance.

  •
  Stock Grants:

  o
  Mr. Lilly received a 2,500 share increase from 2009, for market adjustment reasons. The other NEOs received no increase in shares of stock awarded.

  o
  In 2010, we continued to award equity based primarily on number of shares rather than value. A significant rebound (approximately 33%) of the price of our stock compared to 2009 caused the value of equity awarded to our NEOs in 2010 to increase proportionately, but the 2010 stock grants were still significantly lower in value than those awarded in 2008, reflecting the decline in value of our stock in the second half of 2008.

  o
  In the first quarter of 2011, NEOs forfeited the first tranche of the stock grant awarded in 2008, representing $4,479,992 in value, because our stock did not outperform the S&P 500 during the relevant measurement periods. The Summary Compensation Table does not reflect the loss in value represented by that forfeiture.

        Compensation Structure:    Our NEO pay is designed to reward, retain and motivate NEOs through compensation payable during their working years (salary, bonus, equity awards, and other benefits) and through post-employment compensation (retirement and termination benefits). The core structure has remained largely unchanged in recent years, though we have effected a number of structural improvements.

        Recent changes to our NEO pay structure include:

  •
  We eliminated gross-ups paid on perquisites;

  •
  We eliminated credit for unvested performance-based stock under our stock ownership guidelines;

  •
  The Committee retained FW Cook as its compensation consultant. FW Cook works directly for the Committee and the Nominating and Governance Committee, and performs no other work for our company. We do expect FW Cook, at the request of the Committee, to work with management on executive officer and director compensation design; and

  •
  Our most recent contracts with officers do not include Section 280G gross-ups.

        We also continually review all aspects of executive compensation. To that end, we have reviewed and reevaluated our benchmarking and peer group use, our executive perquisites, our pay-for-performance approach, our Committee charter, and the selection of our outside compensation consultant with an eye to consultant conflicts of interest and independence. We also have ensured that the Board and the Committee meet regularly in executive session without the presence of management, ensured that director compensation includes equity-based awards and is competitive with our peer group, reviewed stock award policies, reviewed stock ownership requirements for executives and directors, and conducted a thorough compensation risk assessment. As in prior years, we have avoided multi-year guarantees for salary increases, non-performance based bonuses and equity compensation, inclusion of long-term equity awards in the pension calculation, bonus payouts without justifiable performance linkage or proper disclosure, discretionary bonuses, and performance goals that are too low or based on negative earnings.

Executive Compensation Philosophy

        We follow these guiding principles when designing and setting compensation for our NEOs:

  •
  Compensation Should Reward Performance

  •
  Compensation Should Align the Interests of our NEOs with those of our Long-Term Stockholders

  •
  Compensation Should Support our Business and Human Capital Strategies

  •
  Compensation Should Attract, Motivate and Retain Quality NEOs

Executive Compensation Practices

        We consider a variety of facts and circumstances when setting NEO compensation rather than relying on rigid formulas. We believe that compensation should be tailored to the business and competitive environment, because our success depends on our ability to attract and retain experienced and proven leaders and to motivate them to deliver superior results.

        At SPX, the proportion of pay that is incentive-based increases along with responsibility and authority. For our senior-level management, and in particular for our NEOs, a significant majority of direct compensation (which we define as salary, target bonus, and equity awards) is incentive-based. The charts below show, respectively, the direct compensation awarded to our CEO and all other NEOs in 2010, based on the values as reported in the Summary Compensation Table. Bonuses and equity awards represent the incentive-based portion of compensation.

CEO Compensation	Other NEO Compensation

        Bonuses are based on operating performance. Equity grants are designed to reward increased stock price and to aid in retention. Both cash bonuses and equity awards are designed to align employee interests with those of our stockholders. We also offer each NEO perquisites and post-employment benefits, designed to be competitive at the time the NEO is appointed as an officer.

        In prior years, the Committee directly engaged with an individual, employed by Towers Watson, as its outside compensation advisor. In 2010, the Committee retained FW Cook as its outside compensation advisor. The outside compensation advisor advises on all aspects of executive officer and director compensation. For more information, see "Corporate Governance—Compensation Advisor," beginning on p. 14.

        We conduct a full review of executive compensation as part of annual pay planning. In 2010 and 2011, salary and equity awards were reviewed in February. Salary changes were effective in March. Equity awards were granted on the first trading day in March. In 2009 and prior years, salary changes were effective and equity awards were granted on the first trading day of the year after having been approved late in the prior year.

        Management serves an important role in the compensation-setting process. The most significant aspects of management's role are as follows:

  •
  Our human resources, finance and legal departments prepare materials for the Committee, as does the Committee's outside compensation advisor;

  •
  Our CEO provides his evaluation of the performance of, and offers recommendations regarding salary levels, bonus targets and equity awards for, each of the other NEOs; and

  •
  Management prepares and recommends business performance targets and objectives.

        Our NEOs are judged primarily on company performance. Additional subjective assessments are made, including direct assessments of performance, formal talent assessment reviews, and adherence to our values. Our CEO and our human resources department use these assessments to develop compensation recommendations for our NEOs other than the CEO. These recommendations are reviewed with the Committee's outside compensation advisor and then shared with the Committee. The Committee approves all elements of compensation for our Chairman, President and CEO and our other NEOs based on input from and conversations with management and the Committee's outside compensation advisor, as well as its own assessments.

        The Committee's outside compensation advisor recommends the list of peer companies against which we benchmark our executive officer and director compensation. The companies selected are industrial manufacturing companies from the Capital Goods sector, with most also being in the Industrial Machinery industry group, each as classified by Standard and Poors. The companies as a group are similar to SPX in size and other characteristics and are typically companies against which we compete for talent. Factors considered in determining the peer group include revenues, as well as market capitalization, total assets, and employee count. The following companies composed the peer group for 2010:

• Carlisle Cos, Inc.	• Flowserve Corp.	• Rockwell Automation
• Cooper Industries, Ltd.	• Harsco Corp.	• Roper Industries
• Crane Co.	• Ingersoll-Rand Co. Ltd.	• Textron, Inc.
• Cummins Inc.	• ITT Corp.	• Timken Co.
• Danaher Corp.	• Parker-Hannifin Corp.
• Dover Corp.	• Pentair, Inc.

This list was unchanged from 2009.

        A variety of compensation surveys that provide market data for comparably sized companies across a large number of general industrial and manufacturing companies were used to supplement the peer group data, including the Towers Perrin 2009 Executive Compensation Data Bank, William M. Mercer 2009 Executive Compensation Survey, and the Watson Wyatt 2009/10 Top Management Report and Long-term Incentive Plan Database. The outside compensation advisor used regression analysis to adjust data in these surveys to appropriately reflect officer compensation at companies with revenues similar to SPX.

        We do not directly tie the compensation of our NEOs to levels offered at other companies. As a general matter, we target each element of compensation, as well as total direct compensation, to fall between the 50th and the 75th percentile of the market among peer companies. The comparative analysis, however, is just one of several tools we use to set compensation. Compensation outside the target levels is awarded for reasons that may include market forces, company or individual performance, length of service, existing contractual obligations, and differing levels of responsibility and value created by officers with the same or similar titles.

        In addition to its regular on-going review, the Committee reviewed the entire executive officer compensation structure in 2009, with a particular focus on long-term incentive plan design, retirement benefits, bonus structure, and perquisites. As part of this review, all non-employee directors (not just Committee members) and the outside compensation advisor engaged in a half-day review of executive compensation, followed by several meetings of the Committee. Compensation changes discussed in this proxy statement resulted, in part, from this review.

2010 Compensation

Company Performance

        Two time periods are important when reviewing NEO direct compensation under our compensation structure. The first is the year before the compensation is reported, in this case prior to 2010. This period is important because:

  •
  We set NEO salary, bonus targets, and equity awards each year based, in part, on company performance over the prior year, in recognition of the impact our NEOs have on company performance; and

  •
  We value equity awarded to NEOs based on its value at the time it is awarded. We award stock early in the year. In addition, we award stock primarily based on a number of shares rather than a dollar amount. As a result, the value of the stock as reported in the Summary Compensation Table is significantly impacted by events that take place at or before the beginning of the reported year.

        The second important time period for our NEO compensation is the year for which compensation is reported, in this case 2010. This time period is important because two key elements of NEO compensation, bonus awards and equity vesting, depend on company performance over the course of the year. As explained more fully below, bonuses are awarded based on a combination of cash and profitability performance, and equity vests only if we exceed an external benchmark.

        Some key items considered by the Committee in setting compensation for 2010 included:

  •
  In 2009, loss of liquidity and the rising cost of capital worldwide interrupted a robust economic cycle and fueled a deep recession. Weakened demand led to a double-digit decline in our revenue and margins, and also significantly impacted other key performance metrics. Nevertheless, our cash performance remained strong. Furthermore, we improved our liquidity position, notwithstanding the significant challenges we faced and the restructuring actions we took during 2009.

  •
  During 2009, management focused on operating execution, reducing our cost base, and maintaining liquidity, while at the same time continuing to invest in new product development and global expansion. We also entered into a joint venture in India, acquired a strategic business in our Thermal Equipment and Services Segment, and disposed of two non-core businesses.

  •
  We approached 2010 seeing signs of stabilization of the global economy and anticipating improvement in some of our businesses. Any recovery, however, was still uncertain. Additionally, given the late cycle nature (late cycle businesses typically reap the benefits of a recovery later than many other businesses) and long lead times of many of our businesses, we projected a slight revenue increase coupled with a reduction in margins in 2010.

        Given the difficult global economic environment, the uncertainty of the timing and rate of any recovery, and the late cycle nature and long lead times of our business, we entered 2010 continuing to focus on preserving cash and minimizing risk. Consistent with these goals, we maintained NEO salary, target bonus and, with one exception, equity grants at their 2009 levels.

Base Salary

        Base salary is designed to offer competitive base income. In setting base salary, we consider the salary and total compensation market data in the context of the NEO's role and responsibilities, experience and tenure, internal equity considerations, individual performance and contribution to SPX results.

        No NEOs received salary increases for 2010.

Bonuses

  Targets

        We set target bonuses at a percentage of salary. The percentage generally increases along with the responsibility and authority of the employee, thereby both acknowledging the greater influence on company performance exercised by senior-level management and ensuring that those most able to impact our company performance have the greatest percentage of their total compensation tied to our company's performance.

        We did not increase target bonuses for any NEO for 2010, maintaining targets of 130% of salary for our Chairman, President and CEO, 100% of salary for our Executive Vice Presidents and 80% of salary for the other NEOs, because we determined that the pre-existing bonus levels were competitive and appropriate to both motivate and reward each NEO.

  2010 Bonus Awards

        We pay our executive officers bonuses under our Executive Annual Bonus Plan (the "162(m) Plan"), which is designed to meet the requirements of Section 162(m) of the Internal Revenue Code for performance-based compensation. The Committee establishes performance measures under the 162(m) Plan, and retains discretion to reduce the actual bonus payments from the amount permitted under the 162(m) Plan. In 2010, the 162(m) Plan performance goal was met.

        In 2010, we continued our practice of paying our executive officers, including our NEOs, no more than they would have earned had they been subject to the Executive Bonus Plan (the plan under which bonuses are determined for all senior employees other than executive officers). In other words, even though the NEOs would have qualified for maximum potential bonuses under the 162(m) Plan, we exercised negative discretion as permitted under the 162(m) Plan to reduce bonuses for NEOs to the amount they would have earned under the Executive Bonus Plan.

        The Executive Bonus Plan pays bonuses equal to 0% to 200% of target bonus by reference to one or more matrices. The bonus targets for four of our NEOs were based entirely on the corporate matrix. Mr. Kowalski's bonus was based in equal parts on the matrices for corporate and the Test and Measurement Segment, consistent with the manner in which other senior Segment employees were awarded bonuses.

        The chart below shows the 2010 threshold, target, and stretch goals for each of the corporate and Test and Measurement Segment matrices.

$s Millions

Metric	Threshold	Target	Stretch

Corporate

Bonus Operating Margin	10.2%	10.7%	11.2%

Bonus Free Cash Flow	$117	$157	$197

Test and Measurement Segment

Bonus Operating Income	$54.1	$84.2	$108.7

Bonus Free Cash Flow Conversion	80%	100%	120%

        In order to receive any bonus, management had to meet or exceed the threshold for at least one metric. A maximum of 50% of target bonus would be awarded if only one metric's stretch goal was met, while up to 200% of target bonus would be awarded if both metrics met their stretch goal.

        Our corporate results in 2010 under our Executive Bonus Plan were Bonus Operating Margin of 8.7% and Bonus Free Cash Flow of $292.6 million. As a result, while we exceeded the top end of the range for Bonus Free Cash Flow performance, we did not meet the minimum requirement for Bonus Operating Margin. This resulted in a bonus payment of 50% of target.

        The Test and Measurement Segment delivered $82.6 million in Bonus Operating Income and 127.4% Bonus Free Cash Flow Conversion, thus exceeding its stretch goal for cash flow and the threshold for Bonus Operating Income, resulting in a bonus of 147.3% of target. As a result of blending Segment and corporate results, Mr. Kowalski received a bonus payment equal to 98.7% of his target bonus.

  2010 Metrics

        Both corporate and Segment employees are measured on improvements in operating results and free cash flow performance. For 2010, at the corporate level, Bonus Operating Margin was the operating results metric. The Test and Measurement Segment's operating results metric was Bonus Operating Income. The 2010 cash flow measurements were Bonus Free Cash Flow for corporate, and Bonus Free Cash Flow Conversion for the Test and Measurement Segment. Combined, these metrics were designed to reward improving performance by managing expenses and encouraging focus on quality of earnings and the efficient use of capital. Further, these metrics align with our public communications and internal business goals. We believe they are transparent, understandable and consistent with compensation plans at other industrial companies.

        Bonus Operating Margin represents adjusted operating income divided by net revenues, while adjusted operating income represents operating income excluding stock-based compensation expense, pension expense or income, goodwill and other non-cash asset impairments, certain profits or losses on acquisitions or dispositions, certain litigation reserves and settlements, and other similar items, subject to Committee approval. Bonus Operating Income for the Test and Measurement Segment represents operating income excluding amounts accrued for bonuses. We do not generally exclude the effects of restructuring actions when calculating Bonus Operating Income, except that we do exclude any restructuring actions associated with the integration of newly acquired businesses within the first 12-18 months of acquisition.

        In addition to the above, we excluded costs associated with the establishment of the European Shared Services Center and costs related to certain research and development from the calculation of the Segment's bonus. We excluded costs associated with the establishment of the European Shared Services Center because this is a corporate-level initiative and, under our structure, financial payback responsibility is at the corporate level. The elimination of costs associated with certain research and development relates to our corporate-level Innovation initiative. Under this initiative, corporate-level management provides certain incentives to encourage the rapid development of what it deems to be the most promising research and development projects, representing a small minority of our total research and development projects and spending. These incentives include deferring development costs for bonus purposes, amortizing them in a manner designed to track successful commercialization of the projects. Costs associated with the European Shared Services Center and the Innovation initiative are not excluded from the bonus calculation of corporate NEOs.

        For the corporate metric, Bonus Free Cash Flow represents Bonus Operating Cash Flow less capital expenditures. Bonus Operating Cash Flow for corporate represents operating cash flow from continuing operations, excluding certain litigation settlements, pension funding requirements in excess of or less then pension expense, certain operating cash performance from acquisitions or dispositions, and other similar items, subject to Committee approval.

        For the Test and Measurement Segment, Bonus Cash Flow Conversion represents Bonus Free Cash Flow divided by Bonus Operating Income. For the Segment, Bonus Free Cash Flow represents Bonus Operating Cash Flow less capital expenditures and Bonus Operating Cash Flow represents operating income plus depreciation and amortization, plus or minus changes in working capital, but excluding the change in amounts accrued for bonuses. The excluded items are designed to eliminate factors beyond the control of company employees in the measurement year, focusing employees, including NEOs, on controllable operating performance, and eliminating possible disincentives to act in the best interest of our stockholders. For example, the disposition of a non-core business may be expected to have long-term benefits, but the loss of profits and cash flow from the business may have the impact of reducing bonuses in the year in which the business was sold. In addition, spending associated with the European Shared Services Center and the Innovation initiative are excluded from the Segment calculation for reasons cited above. Spending associated with the European Shared Services Center and the Innovation initiative is not excluded from the bonus calculation of corporate NEOs.

Equity-Based Awards

        We award annual grants of equity with performance vesting thresholds to eligible SPX employees, including NEOs, pursuant to our 2002 Stock Compensation Plan. We design equity grants to promote long-term stock ownership and expose senior-level management to the risks and rewards faced by our long-term stockholders. Because equity vests over three years, and only vests if the total return of our stock outperforms the S&P 500, it also has significant employee retention value and continues to tie the interests of our NEOs to those of our stockholders even after it is awarded. We believe that these principles are so important, and so well-served by equity awards, that stock grants are the most significant component of our NEOs' direct compensation.

        Annual grants of equity usually have three tranches. The tranches vest in equal amounts over three years, but only if SPX total stockholder return exceeds the S&P 500 for the prior year or for the cumulative period since the grant date. If the first or second tranche fails to vest, it may vest in a later year if our total stockholder return exceeds that of the S&P 500 for the period since the grant date. Any tranche that does not vest within three years will be forfeited.

        The third tranche of 2008, the second tranche of 2009, and the first tranche of 2010 equity grants each met the vesting criteria at the beginning of 2011 as a result of SPX's total stockholder return exceeding that of the S&P 500 during 2010. The first tranche of the 2008 equity grants did not vest under the relevant measurement periods. Accordingly, the NEOs forfeited that stock. Due to SEC reporting requirements, the Summary Compensation Table does not reflect the loss in value represented by that forfeiture. The value of stock forfeited by each NEO in the first quarter of 2011 was:

Name	Value of Forfeited Stock

Christopher J. Kearney	$2,144,700

Patrick J. O'Leary	$750,645

Robert B. Foreman	$750,645

Kevin L. Lilly	$417,001

David A. Kowalski	$417,001

Total	$4,479,992

        Our practice has been to grant equity awards based primarily on number of shares, rather than share value, because we believe this practice rewards performance as reflected in increasing stock price by increasing the value of shares awarded, and reflected in declining stock price by reducing the value of shares awarded. In 2010, Mr. Kearney was awarded 90,000 shares, each of Mr. O'Leary and Mr. Foreman was awarded 31,500 shares, and Mr. Kowalski was awarded 17,500 shares, in each case, the same number as awarded in the prior year. Mr. Lilly was awarded 20,000 shares, an increase of 2,500 shares from the award he received in 2009, due to a market analysis by our independent compensation advisor indicating the equity component of his compensation was below target. Due to our stock price increasing significantly in 2009, the value of equity awarded to our NEOs in 2010 increased significantly from 2009, even though the number of shares awarded remained unchanged for most NEOs. This increase partially offset a significant decline in the value of shares awarded in 2009.

        On awards granted prior to 2010 we have paid dividends on all unvested equity to the extent dividends are paid on SPX common stock. These dividends were considered part of the overall officer compensation package and not subject to risk of forfeiture. The Committee's review of long-term incentives in 2009 led it to change the way dividends are treated for unvested stock. Beginning with the 2010 grant of equity, any cash dividends with respect to any shares of unvested restricted stock are deposited in the NEO's name in an escrow or similar account maintained by SPX for that purpose. These dividends will be received by the NEO only if and when the related shares of equity vest. Dividends will be forfeited if the equity on which those dividends were paid is forfeited.

        In the event of retirement, termination by SPX without cause or voluntary termination by the executive for good reason, unvested equity awards will remain subject to the original performance requirements and vesting schedule.

  Equity Grants Practices

        The Committee approved 2010 annual equity grants at its February 2010 meeting. It determines the effective date of these awards without regard to current or anticipated stock price levels or the release of material non-public information. Grants made in 2009 and prior years were approved prior to the beginning of the year and were granted on the first trading day of the year. For 2010 and 2011, the grant date was the first trading day in March. Each tranche of stock vests one, two, or three years after the date of its grant, based on the annual vesting criteria described above.

        The Committee also may make, and in the past has made, special grants during the course of the year, primarily for new hires, for promotions, to retain valued employees or to reward exceptional performance. These special grants may be subject to performance or time vesting, and are issued on the date of grant or upon a date certain following the grant date, such as the date on which a new hire commences employment. We have granted no special grants to any NEO within the last three years.

        The Committee has delegated authority to our Chairman, President and CEO to grant a limited number of equity awards to employees other than Section 16 officers. These awards may be subject to performance or time vesting, and may not exceed 15,000 shares to any person at one time or more than 75,000 shares in the aggregate per fiscal year. The Committee reviews grants made pursuant to this authority at least annually.

        We have not granted stock options to any employee since 2003.

Total Current Compensation

        Our review of peer group data, prepared by our outside compensation advisor, indicates that target direct compensation for each of our NEOs is positioned between the 50th and 75th percentile of comparable officers at our peer companies in 2010.

Other Benefits and Perquisites

        We believe the perquisites and benefits we offer are cost effective, in that the value placed on them by our executives is higher than our actual costs to provide the benefits. We provide these benefits to attract and retain executives in a competitive marketplace, and believe these benefits are generally consistent with market practices of our peer group and other comparable public industrial manufacturing companies. See the Summary Compensation Table and accompanying footnotes for a full listing of other benefits and perquisites.

        In connection with the relocation of our headquarters to Charlotte, North Carolina in 2002, all our then-employees who relocated, including Mr. Kearney, Mr. O'Leary and Mr. Foreman, were eligible to receive interest-free, 20-year relocation loans to finance the purchase of a principal residence. We offered this benefit to all employees who relocated to Charlotte in connection with our 2002 move. Each of Mr. Kearney, Mr. O'Leary and Mr. Foreman received loans in the amount of $1.5 million (which in each case remains the outstanding balance), secured by a mortgage on the related residence. Employees, including the NEOs, are required to repay the loan if they cease to be employed by us, sell the residence, change their principal residence, or are transferred from the corporate headquarters. The loan will be forgiven in the event of death, disability or a change in control.

        Our CEO may utilize our aircraft for personal travel for himself and his family. Other NEOs may be permitted personal use of our aircraft for themselves and their families if approved by our CEO. This benefit enhances security for our officers and allows them to devote more time to SPX business. We eliminated gross up payments relating to taxes paid by our CEO for his personal travel in 2010, and now all our NEOs pay their own taxes in connection with personal travel.

        Beginning in 2010, we also eliminated tax gross-ups on our reimbursement of country club dues and personal financial planning fees.

Retirement and Deferred Compensation Plans

        The NEOs participate in the SPX Corporation Supplemental Retirement Plan for Top Management (the "TMP"). Some of the NEOs are also participants in the SPX Corporation Individual Account Retirement Plan (the "IARP") and the SPX Corporation Supplemental Individual Account Retirement Plan (the "SIARP").

        The increase in present value of retirement benefits of our NEOs was not as great in 2010 as it was in 2009 due primarily to a smaller decline in the discount rate in 2010 compared to 2009 and to the fact that the final average earnings for most of the NEOs did not increase much, if at all, from 2009 to 2010. There were no changes to the pension plan benefits or terms for NEOs for 2010.

        We believe the executive retirement program plays a key role in attracting and retaining executive talent. The TMP is the most significant element of this program, and has been in place since October 22, 1985. Mr. Kearney, Mr. O'Leary and Mr. Foreman, our longer-serving NEOs, have credited service in the TMP since 1997, 1996 and 1999, respectively. In 2005, in response to changing practices in connection with retirement agreements, we reduced benefits provided by the TMP for participants who became officers on or after August 24, 2005. These changes include a reduced benefit, longer accrual period, higher early retirement age and reduction factor, and a 50% survivorship benefit.

        Our practice is to honor contracts providing benefits to our officers. For this reason, and in recognition of the significant efforts made and results achieved by our then-existing officers, we did not request that officers hired or elevated prior to August 24, 2005 agree to a reduction in their TMP benefits. The Summary Compensation Table for 2010 on p. 37 and the Pension Benefits table on p. 44, and their accompanying footnotes, provide further information concerning the annual increase in benefit value, accrued benefits and other terms of the TMP, IARP and SIARP. Retirement benefits payable upon a NEO's termination of employment are quantified and described in "Potential Payments Upon Termination or Change-in-Control," beginning on p. 47.

        NEOs and other senior-level management are eligible to participate in the SPX Corporation Retirement Savings and Stock Ownership Plan (the "401(k) Plan") and the SPX Corporation Supplemental Retirement Savings Plan (the "SRSP"), a non-qualified deferred compensation plan that permits voluntary deferrals of base salary and annual bonuses. See the Nonqualified Deferred Compensation in 2010 table on p. 45, for more information on these plans.

        We do not typically alter retirement benefits under existing contracts, and most year-to-year fluctuations are due to changes in accounting estimates, life changes on the part of NEOs, or changes in interest rates. Accordingly, we believe that fluctuations in the rate of increase of this benefit are less relevant when considering the year-to-year fluctuations in value of the compensation of our NEOs.

Termination and Change-in-Control Provisions

        We design termination and change-in-control contractual provisions to be competitive with those offered at our peer companies at the time we enter into new agreements. As a result, our agreements change over time, with newer agreements generally offering reduced payments and increased vesting obligations.

        Our severance arrangements are also designed to protect stockholder interests by stabilizing management during periods of uncertainty. Severance arrangements have unique characteristics and value. For example, it may be necessary to offer severance agreements to prospective executives who forego significant bonuses and equity awards at the companies they are leaving or who face relocation expenses and family disruption in order to accept employment with us. Generally, executives are more willing to accept these risks and costs if they are protected in the event their employment is terminated due to unanticipated changes, including a change in control. Additionally, executives often assign significant value to severance agreements because they provide compensation for lost professional opportunities in the event of a change in control.

        Severance agreements also can be a powerful tool to discourage entrenchment of management, in that severance agreements can offset the risk of financial and professional loss that management may face when recommending a sale to or merger with another company. Because our severance arrangements are structured to serve the above functions, which differ, and are perceived by recipients to differ, from pay for performance, and because severance agreements represent a contractual obligation of our company, decisions relating to other elements of compensation have minimal effect on decisions relating to existing severance agreements. Decisions relating to other elements of compensation have, however, impacted potential obligations upon certain termination events, particularly termination upon change in control.

        In the case of a change in control, the NEOs become immediately vested in all SPX equity awards, including shares subject to performance vesting. This feature is designed to be equitable in the event of dismissal without cause or resignation for good reason, and we believe it is appropriate in the event of termination following a change in control. We also believe that vesting upon a change in control without termination ("single trigger" treatment) is appropriate because it:

  •
  was the prevalent approach among our peer companies at the time the agreements were entered into, and therefore supported the competitiveness of our equity awards and total compensation;

  •
  provides greater certainty as to how outstanding awards would be treated after a change in control; and

  •
  helps ensure that all employees are treated equitably with respect to outstanding equity grants regardless of what happens to their employment status as a result of the change in control.

        Termination and Change-in-Control Agreements are further discussed and quantified in "Potential Payments Upon Termination or Change-in-Control," beginning on p. 47.

2011 Changes to Compensation

        All our NEOs received 3% salary increases in 2011, except for Mr. Kowalski, who received a 5.6% increase for market adjustment reasons. No NEO received an increase in his target bonus. Mr. Kearney received a grant of 100,000 shares, an increase of 10,000 from the 90,000 shares he received in 2009, for market adjustment reasons.

Stock Ownership Guidelines

        We set stock ownership guidelines to emphasize the importance of substantive, long-term share ownership by senior executives to align their financial interests with those of stockholders. The guidelines are:

Chief Executive Officer	500% of salary
Chief Operating Officer	400% of salary
Other Executive Officers	300% of salary
Other executives designated by the Committee	100% - 200% of salary

        Shares held in family trusts and shares held in retirement plan accounts are deemed to be owned shares for purposes of these guidelines. Unexercised stock options and unvested performance-based stock are excluded. Officers are asked to attain the desired level of stock ownership within five years of becoming an officer. Each NEO met the minimum stock ownership requirements as of March 11, 2011.

Tax Matters

        We seek to structure executive compensation in a tax efficient manner, and review compensation plans in light of applicable tax provisions, including Section 162(m) of the Internal Revenue Code. At the 2011 Annual Meeting, we are asking stockholders to approve our executive bonus plan and our amended and restated stock compensation plan in order to ensure that we can continue to maximize tax deductibility of those elements of compensation under Section 162(m).

        To maintain flexibility in structuring executive compensation to achieve its goals and compensation philosophy, the Committee has not adopted a policy requiring all compensation to be tax deductible.

        To offset the effect of some taxes in the case of termination following a change in control, we have agreed to make "gross-up" payments, designed to reimburse our NEOs for taxes imposed as a result of payments by us. In this way, the executive retains the same amount that he would have retained had the excise tax not been imposed. We provide for these payments because they allow an executive to recognize the full intended economic benefit.

Impact on Compensation from Misconduct

        If the Board of Directors were to determine that a NEO had engaged in fraudulent or intentional misconduct, it would take action to remedy the misconduct and impose appropriate discipline. Discipline would vary based on the facts and circumstances, but may include termination of employment or other appropriate actions.

        We retroactively adjust compensation in the event of a restatement of financial or other performance results to the extent required by the Sarbanes-Oxley Act of 2002. The 162(m) Plan provides for repayment or forfeiture of incentive bonuses under specified circumstances if the company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. Any incentive bonus payment earned or accrued during the twelve-month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document that failed to materially comply with a financial reporting requirement must be paid back to the company. To the extent that the affected incentive bonus was deferred under a nonqualified deferred compensation plan maintained by the company rather than paid to the executive officer, the amount of bonus deferred (and any earnings from it) must be forfeited.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the SPX Board of Directors includes three directors, each of whom is independent, as defined under SEC rules and the listing standards of the NYSE. Additionally, each member of the Compensation Committee is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. The Compensation Committee reviews SPX's Compensation Discussion and Analysis on behalf of the Board of Directors.

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and SPX's annual report on Form 10-K for the year ended December 31, 2010.

Compensation Committee
J. Kermit Campbell, Chairman Emerson U. Fullwood Albert A. Koch

Summary Compensation Table for 2010

        This table summarizes the compensation for the named executive officers. The "named executive officers", or "NEOs," are our Chief Executive Officer, our Chief Financial Officer, and our next three most highly compensated officers who were serving as officers as of December 31, 2010. Mr. Kowalski, the President of our Test and Measurement Segment replaced another executive officer as a NEO for 2010 due to increased compensation received by Mr. Kowalski resulting from improved performance of his Segment.

Name and Principal Position	Year	Salary ($) (1)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)		Total ($)

Christopher J. Kearney	2010	$1,050,000	$4,473,900	$682,500	$4,131,394	$365,672	(6)	$10,703,466
Chairman, President, and	2009	$1,050,000	$3,115,800	$682,500	$7,857,087	$561,943		$13,267,330
CEO	2008	$1,050,000	$6,840,000	$2,730,000	$5,959,936	$390,231		$16,970,167

Patrick J. O'Leary	2010	$845,000	$1,565,865	$422,500	$3,917,641	$281,829	(7)	$7,032,835
Executive Vice President	2009	$845,000	$1,090,530	$422,500	$4,914,973	$404,113		$7,677,116
and CFO	2008	$845,000	$2,394,000	$1,690,000	$1,113,355	$264,929		$6,307,284

Robert B. Foreman	2010	$725,000	$1,565,865	$362,500	$2,048,826	$258,924	(8)	$4,961,115
Executive Vice President,	2009	$725,000	$1,090,530	$362,500	$2,948,876	$396,525		$5,523,431
Global Business Systems &	2008	$682,700	$2,394,000	$1,450,000	$2,332,587	$259,296		$7,118,583
Services, President, Asia
Pacific

Kevin L. Lilly	2010	$450,000	$994,200	$180,000	$437,537	$121,850	(9)	$2,183,587
Senior Vice President,	2009	$450,000	$605,848	$180,000	$583,529	$155,382		$1,974,759
Secretary and General	2008	$425,000	$1,330,000	$680,000	$386,538	$96,108		$2,917,646
Counsel

David A. Kowalski	2010	$450,000	$869,927	$355,140	$326,832	$87,372	(10)	$2,089,271
Segment President, Test
and Measurement

(1)
NEOs are eligible to defer up to 50% of their salaries into the SPX Corporation Retirement Savings & Stock Ownership Plan, a tax-qualified retirement savings plan (the "401(k) Plan") (up to applicable IRS limits), and up to 50% of their salaries into the SPX Corporation Supplemental Retirement Savings Plan, a nonqualified deferred compensation plan (the "SRSP"). In 2010, the NEOs deferred the following portions of their salaries into the 401(k) Plan and the SRSP:

Name	Deferred into 401(k) Plan	Deferred into SRSP

Mr. Kearney	$16,500	$193,500

Mr. O'Leary	$16,500	$107,975

Mr. Foreman	$22,000	$117,115

Mr. Lilly	$11,250	$21,808

Mr. Kowalski	$9,000	$21,808

(2)
These grants are subject to performance vesting conditions, and the amounts reported in the above table were calculated in accordance with Topic 718, to reflect their grant date fair value given the performance condition vesting requirements. See note 15 to the consolidated financial statements contained in our Annual Reports on Form 10-K for the period ended December 31, 2010, December 31, 2009, and December 31, 2008, respectively, for additional information regarding the calculation of these numbers. See the Grants of Plan-Based Awards in 2010 table, on p. 41, for more information on these grants. The values of the grants assuming automatic vesting (no performance requirement) would be as follows:

Name	2010	2009	2008

Mr. Kearney	$5,499,000	$3,903,300	$9,186,300

Mr. O'Leary	$1,924,650	$1,366,155	$3,215,205

Mr. Foreman	$1,924,650	$1,366,155	$3,215,205

Mr. Lilly	$1,222,000	$758,975	$1,786,225

Mr. Kowalski	$1,069,250	N/A	N/A

(3)
In 2011, the year in which they received the 2010 non-equity incentive compensation payout, the NEOs deferred the following portions of their non-equity incentive compensation awards into the 401(k) Plan and the SRSP:

Name	Deferred into 401(k) Plan	Deferred into SRSP

Mr. Kearney	$0	$136,500

Mr. O'Leary	$0	$84,500

Mr. Foreman	$0	$0

Mr. Lilly	$10,750	$24,115

Mr. Kowalski	$7,846	$138,339

(4)
The change in pension value is based on assumed weighted-average discount rates of 5.51% at December 31, 2009 and 4.80% at December 31, 2010. There were no above-market earnings on non-qualified deferred compensation to report for any NEO in 2010.

(5)
The SPX Foundation (the "Foundation") will make matching donations for charitable contributions for any employee up to a total of $20,000 per annum. The Foundation will make matching contributions for each NEO up to a total of $50,000 per annum. Amounts reported are matching amounts in excess of the $20,000 match available to all employees.

The incremental cost to us for the personal use of our aircraft includes the variable costs of using the aircraft, including fuel, travel expenses for the crew, airport fees and food and beverages.

(6)
Mr. Kearney received $365,672 in All Other Compensation, including:

•
$97,749 representing the change in value between December 31, 2009 and December 31, 2010 of the post-retirement key manager life insurance benefit, based on assumed discount rates of 5.46% and 4.85% on those dates, respectively;

•
$79,650 that he was deemed to receive in 2010 representing the market interest rate on the $1.5 million interest-free loan that he received in November 2001, in connection with his relocation to Charlotte, North Carolina;

•
$74,375 in matching contributions to the SRSP;

•
$37,284 for the incremental cost for personal use of the company aircraft; and

•
$12,250 in matching contributions to the 401(k) plan.

The remaining $64,364 consisted of a car allowance; country club dues; financial planning; executive physical; use of our sports/entertainment boxes; the change in value of the executive retiree medical benefit between December 31, 2009 and December 31, 2010, based on assumed discount rates of 5.46% and 4.85% on those dates, respectively; and coverage under the long-term executive disability plan.

(7)
Mr. O'Leary received $281,829 in All Other Compensation, including:

•
$79,650 that he was deemed to receive in 2010 representing the market interest rate on the $1.5 million interest-free loan that he received in November, 2001, in connection with his relocation to Charlotte, North Carolina;

•
$66,645 representing the change in value between December 31, 2009 and December 31, 2010 of the post-retirement key manager life insurance benefit, based on assumed discount rates of 5.46% and 4.85% on those dates, respectively;

•
$51,125 in matching contributions to the SRSP;

•
$30,000 in charitable matching contributions; and

•
$12,250 in matching contributions to the 401(k) plan.

The remaining $42,159 consisted of a car allowance; country club dues; financial planning; executive physical; use of our sports/entertainment boxes; the change in value of the executive retiree medical benefit between December 31, 2009 and December 31, 2010, based on assumed discount rates of 5.46% and 4.85% on those dates, respectively; and coverage under the long-term executive disability plan.

(8)
Mr. Foreman received $258,924 in All Other Compensation, including:

•
$84,000 that he was deemed to receive in 2010 representing the market interest rate on the $1.5 million interest-free loan that he received February, 2002, in connection with his relocation to Charlotte, North Carolina;

•
$56,375 representing the change in value between December 31, 2009 and December 31, 2010 of the post-retirement key manager life insurance benefit, based on assumed discount rates of 5.46% and 4.85% on those dates, respectively;

•
$47,693 representing the change in value between December 31, 2009 and December 31, 2010 of the executive retiree medical benefit, based on assumed discount rates of 5.46% and 4.85% on those dates, respectively;

•
$29,279 in matching contributions to the SRSP; and

•
$12,250 in matching contributions to the 401(k) plan.

The remaining $29,327 consisted of a car allowance; country club dues; financial planning; executive physical; use of our sports/entertainment boxes; the incremental cost for the personal use of the company aircraft; and coverage under the long-term executive disability plan.

(9)
Mr. Lilly received $121,850 in All Other Compensation, including:

•
$44,069 representing the change in value between December 31, 2009 and December 31, 2010 of the post-retirement key manager life insurance benefit, based on assumed discount rates of 5.46% and 4.85% on those dates, respectively;

•
$19,250 in matching contributions to the SRSP; and

•
$12,250 in matching contributions to the 401(k) plan.

The remaining $46,281 consisted of a car allowance; country club dues; financial planning; use of our sports/entertainment boxes; the incremental cost for the personal use of company aircraft; the change in value of the executive retiree medical benefit between December 31,

  2009 and December 31, 2010, based on assumed discount rates of 5.46% and 4.85% on those dates, respectively; and coverage under the long-term executive disability plan.

(10)
Mr. Kowalski received $87,372 in All Other Compensation, including:

•
$26,608 representing the change in value between December 31, 2009 and December 31, 2010 of the post-retirement key manager life insurance benefit, based on assumed discount rates of 5.46% and 4.85% on those dates, respectively;

•
$19,423 in matching contributions to the SRSP; and

•
$12,250 in matching contributions to the 401(k) plan.

The remaining $29,091 consisted of a car allowance; country club dues; financial planning; use of our sports/entertainment boxes; the change in value of the executive retiree medical benefit between December 31, 2009 and December 31, 2010, based on assumed discount rates of 5.46% and 4.85% on those dates, respectively; and coverage under the long-term executive disability plan.

        The above benefits are provided pursuant to the terms of employment agreements with each named executive officer. The agreements are the same with the exception of differing titles (and associated reporting responsibilities), annual base salary levels, retiree medical terms, allowance amounts for annual income tax return preparation and financial planning, and with respect to Mr. Lilly and Mr. Kowalski, a different employment term duration. The agreements have a rolling two-year term with the exceptions of the agreements of each of Mr. Lilly and Mr. Kowalski, which have a rolling one-year term. The expiration date is automatically extended by one day for each day of the term that elapses.

        Under the agreements, we are not permitted to reduce the annual base salary rate without the named executive officer's consent. The agreements provide for participation in any annual performance bonus plans, long-term incentive plans, and equity-based compensation plans that we establish or maintain for our officers. The agreements further provide for continuation of all other senior executive benefit plans offered by us, subject to our right to modify, suspend or discontinue the plans. Business expense reimbursement, perquisites and vacation entitlements also are continued pursuant to the agreements.

        See "Compensation Discussion and Analysis" beginning on p. 24, for further discussion and explanation of each element of compensation.

Grants of Plan-Based Awards in 2010

        The following table sets forth information regarding equity and non-equity awards granted to the named executive officers in 2010.

	Grant Date (1)	Award Date (1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards	Estimated Future Payouts Under Equity Incentive Plan Awards	Grant Date Fair Value of Stock Awards

Name			Maximum ($) (2)	Target (#) (3)	($) (4)

Christopher J. Kearney	2/17/2010		$2,730,000
	3/1/2010	2/17/2010		90,000	$4,473,900

Patrick J. O'Leary	2/17/2010		$1,690,000
	3/1/2010	2/17/2010		31,500	$1,565,865

Robert B. Foreman	2/17/2010		$1,450,000
	3/1/2010	2/17/2010		31,500	$1,565,865

Kevin L. Lilly	2/17/2010		$720,000
	3/1/2010	2/17/2010		20,000	$994,200

David A. Kowalski	2/17/2010		$720,000
	3/1/2010	2/17/2010		17,500	$869,927

(1)
The Compensation Committee approved annual restricted stock grants and participation in the 162(m) Plan bonuses at the February Compensation Committee meeting the grant year. The Compensation Committee determines the effective date of stock awards without regard to current or anticipated stock price levels or the release of material non-public information.

(2)
Represents the maximum amount payable under the 162(m) Plan if the performance target is reached, subject to the Committee's ability, in its sole discretion, to reduce the amount actually paid. In 2010, the Committee determined the amount payable under the 162(m) Plan by reference to the Executive Bonus Plan performance matrices. See "Compensation Discussion and Analysis—2010 Compensation—Annual Bonuses" for further discussion of this practice. The following table shows the minimum, target and maximum payouts in the Executive Bonus Plan matrix, upon which the Committee based the 2010 bonus payments of our named executive officers.

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards

Name	Threshold ($)	Target ($)	Maximum ($)

Christopher J. Kearney	$341,250	$1,365,000	$2,730,000

Patrick J. O'Leary	$211,250	$845,000	$1,690,000

Robert B. Foreman	$181,250	$725,000	$1,450,000

Kevin L. Lilly	$90,000	$360,000	$720,000

David A. Kowalski	$90,000	$360,000	$720,000

(3)
Assumes all stock will vest. See "Compensation Discussion and Analysis—2010 Compensation—Equity-Based Awards," beginning on p. 31, for a description of the performance vesting requirements.

(4)
Represents the Topic 718 grant date fair value, based on the closing price of our stock on the day prior to the grant. See note 15 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2010 for the assumptions made in the valuation of these awards.

Outstanding Equity Awards at Fiscal Year-End 2010

        The following table sets forth information detailing the outstanding equity awards held by each of our named executive officers at December 31, 2010.

	Option Awards			Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (1)($)

Christopher J. Kearney				90,000	(2)	$6,434,100
				60,000	(3)	$4,289,400
				60,000	(4)	$4,289,400
	50,000	$69.4300	1/2/2012
	50,000	$38.5700	1/2/2013

Patrick J. O'Leary				31,500	(2)	$2,251,935
				21,000	(3)	$1,501,290
				21,000	(4)	$1,501,290
	70,000	$69.4300	1/2/2012
	70,000	$38.5700	1/2/2013

Robert B. Foreman				31,500	(2)	$2,251,935
				21,000	(3)	$1,501,290
				21,000	(4)	$1,501,290
	50,000	$69.4300	1/2/2012

Kevin L. Lilly				20,000	(2)	$1,429,800
				11,667	(3)	$834,074
				11,667	(4)	$834,074

David A. Kowalski				17,500	(2)	$1,251,075
				11,667	(3)	$834,074
				11,667	(4)	$834,074

(1)
Based on the closing price of our common stock on December 31, 2010, $71.49.

(2)
Restricted shares awarded on March 1, 2010 vest at the rate of 33 1/3 percent per year, subject to satisfaction of performance criteria for the applicable year, with vesting dates of March 1, 2011, March 1, 2012, and March 1, 2013.

(3)
Restricted shares awarded on January 2, 2009 vest at the rate of 33 1/3 percent per year, subject to satisfaction of performance criteria for the applicable year, with vesting dates of January 2, 2010, January 2, 2011 and January 2, 2012.

(4)
Restricted shares awarded on January 2, 2008 vest at the rate of 33 1/3 percent per year, subject to satisfaction of performance criteria for the applicable year, with vesting dates of January 2, 2009, January 2, 2010 and January 2, 2011.

 Option Exercises and Stock Vested in 2010

        The following table sets forth options exercises by and stock vested for each of our named executive officers in 2010.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (2) ($)

Christopher J. Kearney	50,000	$831,397	93,334	$5,105,370

Patrick J. O'Leary	70,000	$1,169,087	32,667	$1,786,885

Robert B. Foreman			32,667	$1,786,885

Kevin L. Lilly			17,500	$957,250

David A. Kowalski			17,500	$957,250

(1)
Based on the market price at the time of exercise, less the exercise price.

(2)
Based on the market value at time of vesting.

        The following is provided in order to assist those who may wish to run a burn rate calculation.

Year	Options Granted	Performance Shares Vested	Time-Vested Restricted Stock and Restricted Stock Units Granted	Total	Weighted Average Number of Common Shares Outstanding

2010	0	622,434	9,150	631,584	49,718,000

2009	0	420,721	5,300	426,021	49,363,000

2008	0	667,744	3,800	671,544	53,596,000

        As described in the Compensation, Discussion and Analysis section, beginning on p. 24, almost all our shares granted are subject to performance criteria. The numbers in the above table relate to the total number of performance shares vested in a year and non-performance shares granted in a year across our company, and are not limited to grants made to named executive officers or directors.

Pension Benefits

        The following table sets forth the net present value of accumulated benefits payable to each of the named executive officers, including the number of years credited service. No pension benefits payments to named executive officers were made during the 2010 fiscal year.

Name	Plan Name (1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit (2) ($)

Christopher J. Kearney	TMP	13.88	$23,888,570
	IARP	13.88	$415,181
	SIARP	13.88	$1,343,575

Patrick J. O'Leary	TMP	14.21	$16,662,264
	IARP	14.21	$352,359
	SIARP	14.21	$1,520,822

Robert B. Foreman	TMP	11.65	$9,964,812
	IARP	11.65	$298,498
	SIARP	11.65	$775,765

Kevin L. Lilly	TMP	5.00	$1,610,990
	IARP	0	$0
	SIARP	0	$0

David A. Kowalski	TMP	5.36	$681,352
	IARP	11.45	$201,751
	SIARP	11.45	$196,140

(1)
The names of the pension plans are the SPX Corporation Supplemental Retirement Plan for Top Management (the "TMP"), the SPX Corporation Individual Account Retirement Plan (the "IARP") and the SPX Corporation Supplemental Individual Account Retirement Plan ("SIARP").

Upon designation by the Compensation Committee, named executive officers participate in the TMP. For those named executive officers who became participants in the TMP prior to August 24, 2005 (Mr. Kearney, Mr. O'Leary, and Mr. Foreman), the benefit formula is 60% of final average pensionable earnings (highest three of last ten calendar years of employment). This target benefit accrues ratably over a 15-year period with the officer receiving the maximum benefit after 15 years. A participant may retire as early as age 55, but benefits payable at early retirement are reduced 3% per year from age 60.

For those named executive officers who became participants in the TMP on or after August 24, 2005 (Mr. Lilly and Mr. Kowalski), the benefit formula is 50% of final average pensionable earnings (highest 3 of last 10 calendar years of employment). This target benefit accrues ratably over a 20-year period with the officer receiving the maximum benefit after 20 years. A participant may retire as early as age 55, but benefits payable at early retirement are reduced 4% per year from age 62.

For all participants in the TMP, the benefit vests after 5 years of service. Any payments made from the IARP and SIARP reduce amounts payable under the TMP.

The IARP is a tax-qualified cash-balance defined benefit pension plan covering certain salaried and hourly employees. Employees hired after December 31, 2000 are not eligible to participate in the IARP. The IARP provides participants an account balance credited with principal credits and interest credits, which vests after 3 years of service.

The SIARP is a nonqualified defined benefit plan that provides benefits in excess of the limitation on benefits imposed by the Internal Revenue Code for certain IARP participants. The

  SIARP provides a benefit equal to the difference between (i) the amount of IARP benefit to which the participant would have been entitled if such benefit were computed without giving effect to the limitations under the Internal Revenue Code and (ii) the amount of the IARP benefit actually payable to the participant.

Participants in the TMP and SIARP may elect to receive their benefits in a lump sum or annuity form of payment. Participants in the IARP may elect to receive their benefits in a lump sum or annuity form of payment.

In general, "pensionable earnings" for purposes of the TMP and SIARP is the amount reported as wages on a participant's Form W-2 and paid prior to termination of employment, increased by (i) amounts contributed by the participant to the 401(k) Plan, SRSP and the SPX Corporation Flexible Spending Account Plans, and (ii) vacation and holiday pay (but not severance pay) paid after termination of employment. "Pensionable earnings" does not include the following amounts: (i) reimbursements or other expense allowances, (ii) fringe benefits (cash and non-cash), (iii) moving expenses, (iv) welfare benefits, (v) deferred compensation, (vi) the value of restricted shares and other equity grants, (vii) severance pay paid after termination of employment, and (viii) employer-provided automobiles, mileage reimbursements and car allowances for which no documentation is required, hiring bonuses or other special payments, taxable and non-taxable tuition reimbursements, the taxable value of physical examinations and group term life insurance coverage in excess of $50,000, and other similar amounts not paid in cash which are required to be included in taxable income under the Internal Revenue Code.

(2)
The Present Value of Accumulated Benefit assumes a weighted average discount rate of 4.80% at December 31, 2010 and that payments commence at an unreduced retirement age of 60 years old (62 years old for each of Mr. Lilly and Mr. Kowalski). All other assumptions and methods are consistent with those used for financial reporting (e.g., mortality table and form of payments), except that there has been no consideration of future pay.

Nonqualified Deferred Compensation in 2010

        The following table sets forth information relating to the SRSP. Named executive officers and other senior-level management are eligible to participate in the SRSP, a nonqualified deferred compensation plan that allows them to make pre-tax deferrals in excess of those permitted by the 401(k) Plan. Named executive officers may defer up to 50% of their base compensation (excluding bonuses) and up to 100% of their annual bonuses into the SRSP. Both base compensation and bonus deferral elections are made at least six months prior to the beginning of the year to which they relate.

        A company match is made to the SRSP after the maximum company match has been made under the 401(k) Plan and is allocated to the fund(s) as selected by the participant. The maximum match available between both the SRSP and 401(k) Plan is 5% of eligible compensation, provided that total contributions in both plans combined are equal to, or greater than, 6% of eligible compensation.

        In general, "eligible compensation" for purposes of the SRSP is the amount reported as wages on a participant's Form W-2, (A) increased by (i) amounts contributed by the participant to the 401(k) Plan and the SPX Corporation Flexible Spending Account Plans, and (ii) vacation and holiday pay paid after termination of employment; and (B) decreased by (i) reimbursements or other expense allowances, (ii) fringe benefits (cash and non-cash), (iii) moving expenses, (iv) welfare benefits (provided that short-term disability payments are included and long-term disability payments are excluded), (v) employer-provided automobiles, mileage reimbursements and car allowances for which no documentation is required, taxable and non-taxable tuition reimbursements and the taxable value of physical examinations and group term life insurance coverage in excess of $50,000, (vi) pay in lieu of notice, (vii) deferred compensation, (viii) the value of restricted shares and other equity grants, and (ix) severance pay paid after termination of employment.

        All matching contributions into the 401(k) Plan are invested initially in the SPX Common Stock Fund and are allocated in the form of units. The units consist primarily of SPX common stock, with a portion of the fund in cash, for purposes of administrative convenience. All matching contributions into the SRSP are made in cash and invested according to the participant's elections. All participant and matching contributions vest immediately. There is no minimum holding period. The SRSP is unfunded and earnings are credited on account balances based on participant direction within the same investment choices available in the 401(k) Plan, except that the SPX Company Stock Fund and a stable value fund are not available under the SRSP. All returns in the SRSP and the 401(k) Plan are at market rates. In-service distributions are not allowed under the SRSP. SRSP participants elect the form and timing of payment of their SRSP deferral account prior to the year in which it is deferred. All amounts deferred under the SRSP after 2009 will be paid in a lump sum payment six months following termination of employment. Participants may elect to receive their pre-2009 accounts in a lump sum, annual installments (two to ten years) or monthly installments (up to 120 months) upon separation from service, on a date that is a specified number of months after retirement or separation from service, or on a specified date following separation from service (no later than attainment of age 70 1/2).

        There were no withdrawals or distributions from nonqualified plans in 2010.

Name	Executive Contributions in Last FY (1) ($)	Registrant Contributions in Last FY (2) ($)	Aggregate Earnings in Last FY (3) ($)	Aggregate Balance at Last FYE ($) (4)

Christopher J. Kearney	$330,000	$74,376	$486,511	$5,191,824

Patrick J. O'Leary	$171,350	$51,125	$926,078	$6,772,507

Robert B. Foreman	$128,500	$29,279	$297,427	$2,479,807

Kevin L. Lilly	$25,425	$19,250	$93,755	$850,604

David A. Kowalski	$71,709	$19,423	$44	$395,327

(1)
Contributions to the SRSP consisted of the following amounts reported in the Summary Compensation Table:

Name	2010 Salary	2009 Non-Equity Incentive Plan Compensation

Mr. Kearney	$193,500	$136,500

Mr. O'Leary	$107,975	$63,375

Mr. Foreman	$128,500	$0

Mr. Lilly	$21,808	$3,617

Mr. Kowalski	$21,808	$49,901

(2)
Represents matching amounts contributed by us to the SRSP. This amount has been included in the All Other Compensation column of the Summary Compensation Table.

(3)
Aggregate earnings under the SRSP are not above-market and, accordingly, are not included in the Summary Compensation Table.

(4)
In addition to the amounts in footnote (1), includes the following amounts of contributions to the SRSP reported as compensation in the Summary Compensation Table for the:

•
Year ended December 31, 2009: Mr. Kearney, $546,000; Mr. O'Leary, $164,625; Mr. Foreman, $217,500; and Mr. Lilly, $224,000.

•
Year ended December 31, 2008: Mr. Kearney, $500,000; Mr. O'Leary, $402,500; Mr. Foreman, $119,000; and Mr. Lilly, $196,654.

Potential Payments Upon Termination or Change-in-Control

        We have entered into agreements, including an employment agreement, a change-in-control agreement and stock plan award agreements, with each of our named executive officers that will require us to provide compensation to them in the event of a termination of employment or a change in control of our company. The following tables set forth the expected benefit to be received by each named executive officer in the event of his termination resulting from various scenarios, assuming a termination date of December 31, 2010 and a stock price of $71.49, our closing stock price on December 31, 2010. The following tables should be read in connection with the Pension Benefits table, on p. 44. Assumptions and explanations of the numbers set forth in the tables below are set forth in the footnotes to, and in additional text following, the tables.

Christopher J. Kearney

	(a) Voluntary Resignation or (b) Involuntary Termination For Cause			Disability	Death Pre-retirement		Involuntary Without Cause /Voluntary Resignation for Good Reason		Termination Following Change in Control

Salary		$0		$0	$0		$2,100,000	(1)	$3,150,000	(2)

Bonus		$0		$0	$0		$3,941,667	(3)	$8,190,000	(4)

Value of Accelerated Equity (5)	$ $	15,012,900 0	(5.a) (5.b)	$15,012,900	$15,012,900		$15,012,900		$15,012,900

Retirement Plans (6)		$4,039,622	(6.a)	$0	$4,039,621	(6.b)	$8,627,047	(6.c)	$13,836,252	(6.d)

All Other Compensation (7)	$ $	1,105,878 100,962	(7.a) (7.b)	$9,963,810	$6,431,217		$1,253,759		$3,887,909

280G Tax Gross-Up		N/A		N/A	N/A		N/A		$13,936,497	(8)

TOTAL	$ $	20,158,400 4,140,584	(5.a) (5.b)	$24,976,710	$25,483,738		$30,935,373		$58,013,558

Patrick J. O'Leary

	Voluntary Resignation or Involuntary Termination For Cause		Disability	Death Pre-retirement		Involuntary Without Cause /Voluntary Resignation for Good Reason		Termination Following Change in Control

Salary	$0		$0	$0		$1,690,000	(1)	$2,535,000	(2)

Bonus	$0		$0	$0		$2,481,667	(3)	$5,070,000	(4)

Value of Accelerated Equity (5)	$0		$5,254,515	$5,254,515		$5,254,515		$5,254,515

Retirement Plans (6)	$2,898,554	(6.a)	$0	$5,077,939	(6.b)	$6,770,084	(6.c)	$10,365,991	(6.d)

All Other Compensation (7)	$81,250		$9,167,073	$5,676,739		$401,931		$3,452,031

280G Tax Gross-Up	N/A		N/A	N/A		N/A		$0	(8)

TOTAL	$2,979,804		$14,421,588	$16,009,193		$16,598,197		$26,677,537

Robert B. Foreman

	Voluntary Resignation or Involuntary Termination For Cause		Disability	Death Pre-retirement		Involuntary Without Cause /Voluntary Resignation for Good Reason		Termination Following Change in Control

Salary	$0		$0	$0		$1,450,000	(1)	$2,175,000	(2)

Bonus	$0		$0	$0		$2,001,667	(3)	$4,350,000	(4)

Value of Accelerated Equity (5)	$0		$5,254,515	$5,254,515		$5,254,515		$5,254,515

Retirement Plans (6)	$1,971,510	(6.a)	$0	$2,059,007	(6.b)	$5,790,981	(6.c)	$10,167,666	(6.d)

All Other Compensation (7)	$69,712		$7,895,026	$5,235,095		$632,537		$3,620,799

280G Tax Gross-Up	N/A		N/A	N/A		N/A		$9,744,366	(8)

TOTAL	$2,041,222		$13,149,541	$12,548,617		$15,129,700		$35,312,346

(1)
Two times annual salary at time of termination.

(2)
Greater of three times annual salary immediately prior to change in control or time of termination.

(3)
Greater of two times actual bonus for prior year or average for the three prior years, plus the amount, if any, by which the bonus that would have been paid for the bonus plan year in which such termination occurs, based on the performance level actually attained, exceeds actual bonus for the prior year or the average for the three prior years.

(4)
Greater of three times highest earned bonus amount for three years prior to termination year or target or earned bonus for the termination year.

(5)
Value of vesting in all unvested restricted stock. Mr. Kearney is retirement eligible. Awards prior to 2009 are eligible for accelerated vesting of equity in the case of retirement, termination by SPX without good cause, and voluntary termination by the executive for reason. This table assumes retirement treatment for retirement eligible executive officers who voluntarily resign. Stock granted beginning in 2009 remains subject to the original performance requirements for retirement eligible executive officers who voluntarily resign. Retirement eligibility requires that the named executive officer has reached the age of 55 and has five years of credited service, at least three of which must be with SPX. In the table above, 5.a discloses the amount Mr. Kearney would receive in the case of a voluntary termination, and 5.b discloses the amount that Mr. Kearney would receive for involuntary for cause termination.

The values in the table assume that all applicable performance vesting requirements will be met, all of the value of the above stock is subject to performance vesting requirements in the cases of termination by SPX without cause, and voluntary termination by the executive for good reason. In the case of Mr. Kearney's retirement, $4,289,400 of the value of the above stock is not subject to performance vesting as Mr. Kearney would have met the conditions of retirement described above and the unvested shares would accelerate upon retirement accordingly.

(6)
Estimated increase in pension value from the total amount set forth in the Pension Benefits table, on p. 44, resulting from:

6.a—the benefit becoming payable at age 55, rather than age 60.

6.b—the benefit being paid in a lump sum immediately, rather than being paid in the form elected at age 60.

6.c—credit for two additional years of age and service, and the benefit becoming payable at age 55, rather than age 60.

  6.d—credit for three additional years of age and service, and the benefit being immediately payable as a lump sum, rather than being paid in the form elected at age 60, and the application of an alternative definition of final average pay.

(7)
Does not include 280G tax gross-up. Includes:

•
Relocation loan forgiveness:  In the event of permanent disability, death or a change in control, a $1,500,000 loan made by us to the named executive officer in connection with his relocation to Charlotte would be forgiven and he would receive gross-ups for federal and state tax liabilities in the amount of $1,106,429. The terms and circumstances of this loan are described more fully under "Compensation Discussion and Analysis—2010 Compensation—Other Benefits and Perquisites," beginning on p. 33.

•
Accrued vacation time:  Salary for five weeks of accrued vacation time, for each termination scenario, for each of Messrs. Kearney, O'Leary, and Foreman, in the amount of $100,962, $81,250, and $69,712, respectively.

•
Life insurance:  Values for life insurance in an amount equal to, in the case of:

•
Involuntary termination without cause or voluntary termination for good reason, two times annual salary for two years, with a present value estimated, for each of Messrs. Kearney, O'Leary, and Foreman, in the amount of $609,656, $17,959 and $15,375, respectively;

•
Termination following a change in control, two times annual salary at the time of termination for three years, and an amount equal to the annual salary for the remainder of his life, with a present value estimated, for each of Messrs. Kearney, O'Leary, and Foreman, in the amount of $603,642, $443,166, and $378,595, respectively;

•
Disability, two times annual salary at the time of termination to age 65, with a present value estimated, for each of Messrs. Kearney, O'Leary, and Foreman, in the amount of $173,146, $143,564, and $122,906, respectively;

•
7.a—Voluntary resignation (retirement), an amount equal to annual salary for the remainder of his life with an estimated present value of $580,648 for Mr. Kearney. As of December 31, 2010, Mr. Kearney qualifies for this benefit because he would have met the age and service requirements (see footnote 5) to receive retirement treatment upon termination, provided the Board of Directors grants continuation; and

•
7.b—Involuntary for cause termination, none.

•
Disability payments:  In the case of termination due to disability, for:

•
Mr. Kearney: $7,083,273, in disability payments, representing the present value of an annual payment of $1,020,000 from the Executive Long Term Disability Plan until age 65. This value does not reflect estimated annual payments of $120,000 from our Group LTD Plan or other income offsets. The estimated present value of the retirement plan benefit is correspondingly reduced by $6,864,734 due to the benefit being payable at age 65 rather than age 60;

•
Mr. O'Leary: $6,335,830, in disability payments, representing the present value of an annual payment of $774,000 from the Executive Long Term Disability Plan until age 65. This value does not reflect estimated annual payments of $120,000 from our Group LTD Plan or other income offsets. The estimated present value of the retirement plan benefit is correspondingly reduced by $5,125,259 due to the benefit being payable at age 65 rather than age 60; and

    •
    Mr. Foreman: $5,095,979, in disability payments, representing the present value of an annual payment of $630,000 from the Executive Long Term Disability Plan until age 65. This value does not reflect estimated annual payments of $120,000 from our Group LTD Plan or other income offsets. The estimated present value of the retirement plan benefit is correspondingly reduced by $2,977,957 due to the benefit being payable at age 65 rather than age 60.

  •
  Death benefit:  In the case of death, the named executive officer's estate would receive proceeds from the Key Manager Life Insurance program of, for:

  •
  Mr. Kearney: $3,723,826, which is equal to the sum of two times his annual salary (less $50,000 in insurance from the company's group life insurance plan maintained for other SPX employees) in the amount of $2,050,000 and gross-ups for federal and other tax liabilities in the amount of $1,673,826;

  •
  Mr. O'Leary: $2,989,060, which is equal to the sum of two times his annual salary (less $50,000 in insurance from the company's group life insurance plan maintained for other SPX employees) in the amount of $1,640,000 and gross-ups for federal and other tax liabilities in the amount of $1,349,060; and

  •
  Mr. Foreman: $2,558,954, which is equal to the sum of two times his annual salary (less $50,000 in insurance from the company's group life insurance plan maintained for other SPX employees) in the amount of $1,400,000 and gross-ups for federal and other tax liabilities in the amount of $1,158,954.

  •
  Post-retirement health:  In the event of termination, Messrs. Kearney, O'Leary and Foreman would be entitled to post-retirement health benefits (i) in the case of change in control in the amount of $363,636, $184,968, and $397,768, respectively, and (ii) in the case of involuntary termination without cause or voluntary termination for good reason in the amount of $384,315, 195,244, and $418,587, respectively. In the event of voluntary resignation (retirement), Mr. Kearney would be entitled to post-retirement health benefits in the amount of $424,268.

  •
  Additional Benefits:

  •
  Car allowance, in the case of termination following a change in control in the amount of $42,000 and in the case of involuntary termination without cause or voluntary termination for good reason in the amount of $28,000.

  •
  Financial planning services:

  •
  in the case of involuntary termination without cause or voluntary termination for good reason, Messrs. Kearney, O'Leary and Foreman would be entitled to $29,200, $1,600 and $12,846, respectively.

  •
  in the case of termination following a change in control, Messrs. Kearney, O'Leary and Foreman would be entitled to $43,800, $2,400 and $19,269, respectively.

  •
  Country club dues:

  •
  in the case of involuntary termination without cause or voluntary termination for good reason, Messrs. Kearney, O'Leary and Foreman would be entitled to $25,402, $13,612 and $13,226, respectively.

  •
  in the case of termination following a change in control, Messrs. Kearney, O'Leary and Foreman would be entitled to $38,103, $20,418 and $19,839, respectively.

    •
    Annual physicals in the case of termination following a change in control, involuntary termination without cause or voluntary termination for good reason.

    •
    In the case of involuntary termination without cause, voluntary termination for good reason, or termination following a change in control, outplacement assistance of $50,000.

    •
    Health and welfare insurance premiums:

    •
    in the case of involuntary termination without cause or voluntary termination for good reason, Messrs. Kearney, O'Leary and Foreman would be entitled to $25,354, $12,676 and $22,718, respectively.

    •
    in the case of termination following a change in control, Messrs. Kearney, O'Leary and Foreman would be entitled to $38,031, $19,014 and $34,077, respectively.

(8)
Estimated value of tax gross-up protection against potential excise tax liability associated with benefits determined to be excess parachute payments as defined by Sections 280G and 4999 of the Internal Revenue Code.

Kevin L. Lilly

	Voluntary Resignation or Involuntary Termination For Cause			Disability	Death Pre-retirement		Involuntary Without Cause /Voluntary Resignation for Good Reason		Termination Following Change in Control

Salary		$0		$0	$0		$450,000	(1)	$900,000	(2)

Bonus		$0		$0	$0		$500,000	(3)	$1,360,000	(4)

Value of Accelerated Equity (5)	$ $	3,097,900 0	(5.a) (5.b)	$3,097,900	$3,097,900		$3,097,900		$3,097,900

Retirement Plans (6)		$186,335	(6.a)	$0	$186,335	(6.b)	$648,910	(6.c)	$1,371,065	(6.d)

All Other Compensation (7)	$ $	470,129 43,269	(7.a) (7.b)	$1,440,230	$1,616,563		$521,816		$538,156

280G Tax Gross-Up		N/A		N/A	N/A		N/A		$2,442,200

TOTAL	$ $	3,754,364 229,604	(5.a) (5.b)	$4,538,130	$4,900,798		$5,218,626		$9,709,321	(8)

David A. Kowalski

	Voluntary Resignation or Involuntary Termination For Cause		Disability	Death Pre-retirement	Involuntary Without Cause /Voluntary Resignation for Good Reason		Termination Following Change in Control

Salary	$0		$0	$0	$450,000	(1)	$900,000	(2)

Bonus	$0		$0	$0	$355,140	(3)	$797,416	(4)

Value of Accelerated Equity (5)	$0		$2,919,175	$2,919,175	$2,919,175		$2,919,175

Retirement Plans (6)	$181,054	(6.a)	$0	$189,616	$496,416	(6.c)	$813,345	(6.d)

All Other Compensation (7)	$43,269	(7)	$2,230,992	$1,529,081	$119,692		$360,101

280G Tax Gross-Up	N/A		N/A	N/A	N/A		N/A

TOTAL	$224,323		$5,150,167	$4,637,872	$4,340,423		$5,790,037

(1)
One times annual salary at time of termination.

(2)
Greater of two times annual salary just prior to change in control or time of termination.

(3)
Greater of one times actual bonus for prior year or average for the three prior years, plus the amount, if any, by which the bonus that would have been paid for the bonus plan year in which such termination occurs, based on the performance level actually attained, exceeds actual bonus for the prior year or the average for the three prior years.

(4)
Greater of two times highest earned bonus amount for three years prior to termination year or target or earned bonus for the termination year.

(5)
Value of vesting in all unvested restricted stock. Mr. Lilly is retirement eligible. Awards prior to 2009 are eligible for accelerated vesting of equity in the case of retirement, termination by SPX without good cause, and voluntary termination by the executive for reason. This table assumes retirement treatment for retirement eligible executive officers who voluntarily resign. Stock granted beginning in 2009 remains subject to the original performance requirements for retirement eligible executive officers who voluntarily resign. Retirement eligibility requires that the named executive officer has reached the age of 55 and has five years of credited service, at least three of which must be with SPX. In the table above, 5.a discloses the amount Mr. Lilly would receive in the case of a voluntary termination, and 5.b discloses the amount that Mr. Lilly would receive for involuntary for cause termination.

The values in the table assume that all applicable performance vesting requirements will be met, all of the value of the above stock is subject to performance vesting requirements in the cases of termination by SPX without cause, and voluntary termination by the executive for good reason. In the case of Mr. Lilly's retirement, $834,050 of the value of the above stock is not subject to performance vesting as Mr. Lilly would have met the conditions of retirement described above and the unvested shares would accelerate upon retirement accordingly.

(6)
Estimated increase in pension value from the total amount set forth in the Pension Benefits table, on p. 44, resulting from:

6.a—the benefit becoming payable immediately, rather than age 62.

6.b—the benefit being paid in a lump sum immediately, rather than being paid in the form elected at age 62.

6.c—credit for one additional year of age and service, and the benefit becoming payable immediately, rather than age 62.

6.d—credit for two additional years of age and service, and the benefit being immediately payable as a lump sum, rather than being paid in the form elected at age 62, and the application of an alternative definition of final average pay.

(7)
Does not include 280G tax gross-up. Includes:

•
Accrued vacation time:  Salary for five weeks of accrued vacation time, for each termination scenario, for each of Messrs. Lilly and Kowalski, in the amount of $43,269 each.

•
Life insurance:  Values for life insurance in an amount equal to, in the case of:

•
Involuntary termination without cause or voluntary termination for good reason, two times annual salary at the time of termination for one year, and an amount equal to the annual salary for the remainder of his life with an estimated present value, for each of Messrs. Lilly and Kowalski, in the amount of $265,312 and $3,874, respectively;

•
Termination following a change in control, two times annual salary at the time of termination for two years, and an amount equal to the annual salary for the remainder of his life, with an estimated present value of, for each of Messrs. Lilly and Kowalski, in the amount of $269,542, and $206,735, respectively;

    •
    Disability, an amount equal to $67,513 for Mr. Lilly and $71,750 for Mr. Kowalski;

    •
    7.a—Voluntary resignation (retirement), an amount equal to annual salary for the remainder of his life with an estimated present value for Mr. Lilly of $261,352. As of December 31, 2010, Mr. Lilly qualifies for this benefit because he would have met the age and service requirements (see footnote 5) to receive retirement treatment upon termination, provided the Board of Directors grants continuation; and

    •
    7.b—Involuntary for cause termination, none.

  •
  Disability payments:  In the case of termination due to disability, for:

  •
  Mr. Lilly: $1,329,448, in disability payments, representing the present value of an annual payment of $246,000 from the Executive Long Term Disability Plan until age 65. This value does not reflect estimated annual payments of $120,000 from the company's Group LTD Plan or exclude other income offsets. The value of the retirement plan benefits is correspondingly reduced by $283,711 due to the benefit being payable at age 65 rather than age 60; and

  •
  Mr. Kowalski: $2,115,973, in disability payments, representing the present value of an annual payment of $246,000 from the Executive Long Term Disability Plan until age 65. This value does not reflect estimated annual payments of $120,000 from the company's Group LTD Plan or exclude other income offsets. The value of the retirement plan benefits is correspondingly reduced by $193,461 due to the benefit being payable at age 65 rather than age 60.

  •
  Death benefit:  In the case of death, the named executive officer's estate would receive life insurance proceeds of, for:

  •
  Mr. Lilly: $1,573,294, which is equal to the sum of two times his annual salary (less $50,000 in insurance from the company's group life insurance plan maintained for other SPX employees) in the amount of $850,000 and gross-ups for federal and other tax liabilities in the amount of $723,294; and

  •
  Mr. Kowalski: $1,485,812, which is equal to the sum of two times his annual salary (less $50,000 in insurance from the company's group life insurance plan maintained for other SPX employees) in the amount of $850,000 and gross-ups for federal and other tax liabilities in the amount of $635,812.

  •
  In the case of involuntary termination without cause, voluntary termination for good reason, or termination following a change in control, outplacement assistance of $35,000.

  •
  Post-retirement health:  In the event of termination, Mr. Lilly would be entitled to post-retirement health benefits (i) in the case of change in control in the amount of $124,314, (ii) in the case of involuntary termination without cause or voluntary termination for good reason in the amount of $145,219. In the event of voluntary resignation (retirement), Mr. Lilly would be entitled to post-retirement health benefits in the amount of $165,508.

  •
  Health and welfare insurance premiums:

  •
  in the case of involuntary without cause or voluntary termination for good reason, $12,577 and $19,015 for Messrs. Lilly and Kowalski, respectively; and

  •
  in the case of termination following a change in control in the amount of $25,154 and $38,030 for Messrs. Lilly and Kowalski, respectively.

  •
  Additional Benefits:

  •
  Car allowance, in the case of termination following a change in control in the amount of $28,000 and in the case of involuntary termination without cause or voluntary termination for good reason in the amount of $14,000.

  •
  Financial planning services, in the case of (i) termination following a change in control or involuntary termination without cause $850 and $6,000 for Messrs. Lilly and Kowalski, respectively, or (ii) voluntary termination for good reason, $425 and $3,000 for Messrs. Lilly and Kowalski, respectively.

  •
  Country club dues, in the case of (i) involuntary termination without cause or voluntary termination for good reason $6,014 and $1,533 for Messrs. Lilly and Kowalski, respectively; or (ii) termination following a change in control $12,028 and $3,066 for Messrs. Lilly and Kowalski, respectively.

(8)
Estimated value of tax gross-up protection against potential excise tax liability associated with benefits determined to be excess parachute payments as defined by Sections 280G and 4999 of the Internal Revenue Code.

Assumptions and Explanations of Numbers in Tables

        The Compensation Committee retains discretion to provide, and in the past has provided, additional benefits to executive officers upon termination or resignation if it determines the circumstances so warrant.

        All values above are present values. For all values other than 280G tax gross-ups, we calculated net present value using the discount rate at valuation for each plan as noted below. We calculated 280G tax gross-ups with discount rates equal to 120% of the Applicable Federal Rate as of December 31, 2010.

Confidentiality, Non-Competition and Non-Solicitation Agreements

        As a condition to each executive officer's entitlement to receive the base salary amounts and equity award acceleration referenced in the applicable tables, the executive is required to execute a waiver of claims against us and shall be bound by the terms of a non-competition and non-solicitation agreement which prohibits the executive from soliciting or diverting any customer, potential customer, employee or potential employee or competing with any of our businesses in which he has been employed for a period of two years from the date of termination.

Incremental Pension Amounts

        We report the liabilities and associated expense for the pension plans under FASB Accounting Standards Codification Topic 715, "Compensation/Retirement Benefits" ("Topic 715"). Generally, the assumptions and methods used for financial reporting were also used in determining the values in this disclosure (mortality, forms of payment, etc.).

Post-Retirement Health Care and Key Manager Life Insurance Benefits

        Because the benefits under these programs are self-insured, we calculate and maintain liabilities for these programs under appropriate accounting standards. We report the liabilities and associated expense for the pension plans under Topic 715. Generally, the assumptions and methods used for financial reporting were also used in determining the values in this disclosure (mortality, healthcare inflation, etc.).

Termination Provisions—Definitions of Cause and Good Reason

        The employment agreements for all named executive officers contain the following definitions of cause and good reason.

        "Good Reason" is defined as any of the following, if done without the named executive officer's consent: (1) assignment of duties that are inconsistent with the executive's position (except to the extent the company promotes the executive to a higher executive position); (2) changing the named executive officer's reporting relationship; (3) failing to pay any portion of the named executive officer's compensation within 10 days of the date such compensation is due; (4) requiring the executive to relocate more than 50 miles from our principal business office; or (5) failing to continue in effect any cash or stock-based incentive or bonus plan, pension plan, welfare benefit plan or other benefit plan, program or arrangement, unless the aggregate value of all such arrangements provided to the named executive officer after such discontinuance is not materially less than the aggregate value as of the effective date of the employment contract.

        "Cause" is defined as: (1) willful and continued failure to substantially perform duties as named executive officer (other than any such failure resulting from incapacity due to physical or mental illness) after written notice and at least 30 days to cure such alleged deficiencies; (2) willful misconduct, which is demonstrably and materially injurious to our company, monetarily or otherwise; or (3) egregious misconduct involving serious moral turpitude to the extent that the named executive officer's credibility and reputation no longer conform to the standard of senior executive officers of the company.

Payments upon a Termination in Connection with a Change in Control

        Named executive officers will be entitled to certain benefits as described in the applicable tables if they are terminated within 36 months following a change in control for a reason other than death, disability, retirement or termination for cause or if employment is terminated by the named executive officer other than for good reason. During the one-year period beginning 30 days after a change in control, any termination by the named executive officer will be deemed to be for good reason.

        For purposes of the change-in-control severance agreements, a change in control includes the acquisition by any person (or group of related persons) of 20% or more of the voting power of our securities (including in an exchange or tender offer), or approval by our stockholders of (1) liquidation of SPX, (2) the sale of all or substantially all of our assets, (3) a merger or consolidation (except where our stockholders prior to the time of merger or consolidation continue to hold at least 80% of the voting power of the new or surviving entity), or (4) a change in the majority of our Board of Directors within a two-year period without the approval of the incumbent board.

        For purposes of the change-in-control severance agreements, "cause" is defined as (1) willful and continued failure to substantially perform duties, (2) willfully engaging in conduct that is demonstrably and materially injurious to us, monetarily or otherwise, or (3) conviction of a felony that impairs the ability of the affected named executive officer to substantially perform his duties.

        For purposes of the change-in-control severance agreements, "good reason" is defined as (1) assignment by us of duties inconsistent with the named executive officer's duties, responsibilities and status as of the day prior to the change in control or a reduction or alteration in the nature or status of such responsibilities, (2) reduction in base salary or in the named executive officer's most recent annual target bonus opportunity, (3) a transfer to a location more than 250 miles from current location, (4) failure to continue applicable employee benefit plans, (5) failure to reinstate employment following a suspension of employment for disability, (6) termination, replacement or reassignment of 25% or more of our elected officers (other than because of death, disability, retirement, cause or voluntary resignation), (7) failure to obtain the agreement of a successor company to assume all obligations under the change-in-control severance agreements, or (8) a purported termination that is not in compliance with the terms of the agreement. In addition, during the one-year period beginning 30 days after a change in control, any termination by the named executive officer will be deemed to be for good reason.

        The column setting forth payments upon a change in control assumes that the named executive officer's employment was terminated following the change in control. Equity of all employees, including named executive officers, will fully vest following a change in control, regardless of subsequent termination of employment.

Tax Gross-up

        We have agreed to reimburse our named executive officers for all excise taxes imposed under Section 280G and any income and excise taxes that are payable as a result of any reimbursements for Section 280G excise taxes. The total 280G tax gross-up amount in the applicable tables assumes that the executive officer is entitled to a full reimbursement by us of (1) any excise taxes imposed as a result of the change in control, (2) any income and excise taxes imposed as a result of our reimbursement of the excise tax amount and (3) any additional income and excise taxes imposed as a result of our reimbursement for any excise or income taxes. The calculation of the 280G gross-up amounts and other gross-up amounts in the above tables is based, as applicable, upon a 280G excise tax rate of 20%, a 35% federal income tax rate, a 1.45% Medicare tax rate and the maximum applicable state income tax rate. For purposes of the 280G calculation it is assumed that no amounts will be discounted as attributable to reasonable compensation and no value will be attributed to the executive executing a noncompetition agreement. The calculation of the 280G tax gross-up assumes that amounts will be payable to the executive officer for any excise tax incurred regardless of whether the executive officer's employment is terminated. However, the amount of the 280G tax gross-up will change based upon whether the executive officer's employment with us is terminated because the amount of compensation subject to Section 280G will change.

Vesting of Restricted Stock

        Awards of restricted stock to named executive officers prior to 2009 are eligible for accelerated vesting of restricted stock in the case of retirement, termination by SPX without cause, and voluntary termination by the executive for good reason. The equity values assume retirement treatment for retirement eligible executive officers who voluntarily resign. Stock granted beginning in 2009 remains subject to the original performance requirements for retirement eligible executive officers who voluntarily resign. Retirement eligibility requires that the named executive officer has reached the age of 55 and has five years of credited service, at least three of which must be with SPX.

        Only Messrs. Kearney and Lilly would have met these requirements as of the assumed termination date of December 31, 2010, and, accordingly, the applicable tables include the value of accelerated vesting of equity only for Messrs. Kearney and Lilly. Assuming that the other executives were retirement eligible, the value of their stock would be as set forth below assuming retirement treatment. The first column shows the total value of stock subject to vesting and the second column shows the amount of the total value of stock subject to vesting that is subject to performance requirements in the case of retirement, as well as termination by SPX without cause, and voluntary termination by the executive for good reason:

Mr. O'Leary	$5,254,515	$3,753,225
Mr. Foreman	$5,254,515	$3,753,225
Mr. Kowalski	$2,919,223	$2,085,147

Risk Analysis

        SPX regularly monitors and reviews its compensation programs and risk management is an integral part of the program design and review.

        The primary incentive compensation arrangements, one or both of which apply to the majority of salaried and professional personnel worldwide, are the SPX stock compensation plan and the SPX bonus plans. These plans cover the employees we believe would be most likely to be in a position to create a material risk to our company.

        The stock compensation awards inherently limit certain risks because of their longer term focus. They vest, or not, over a three-year period and include annual and cumulative performance requirements (see "Compensation Discussion and Analysis—2010 Compensation—Equity-Based Awards," beginning on p. 31. The stock award agreements also provide for forfeiture upon termination due to reasons other than death, disability or retirement, and preserve for the company broad rights and discretion in the administration of the stock compensation plan.

        The SPX bonus plans are capped at specified maximum percentages, which limits incentives to undertake excessive risk. In addition, the SPX bonus plans are annual plans, allowing the company to continually monitor and refine its plans to, among other things, balance risks and incentives. The executive and management bonus plans also have forfeiture provisions relating to any fraud, manipulation or negligence in connection with computation of performance measures or payments under the plans.

        No single SPX business unit carries a significant portion of the company's risk profile, or has compensation structured significantly differently than other units within the company, regardless of relative business unit profitability or compensation expense as a percentage of revenues.

        In 2010, we conducted a qualitative risk assessment to examine the risks of our sales incentive plans. We determined that none of the plans have an unreasonable ratio between fixed and variable compensation. Most of the plans are capped at specified maximum percentages or amounts, which limits incentives to undertake excessive risk. The plans are annual plans, allowing us to continually monitor and refine the plans to, among other things, balance risks and incentives. The plans also have methods to recover compensation based on business results. All the incentive plans are determined by a formula, rather than manager discretion. No design features were found that pose a significant concern. Based upon this analysis, we determined that the sales incentive plans do not present a material risk.

        In addition to the structure of our sales and non-sales-related plans, we mitigate any risk that may be generated by compensation plans through management oversight, compliance training and enforcement, and audits.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2010 about SPX common stock that may be issued upon the exercise of options and rights under all our existing equity compensation plans. Stockholder approved plans include the 2002 Stock Compensation Plan (and its predecessor plan, the 1992 Stock Compensation Plan), the 1997 Non-Employee Directors' Compensation Plan and the 2006 Non-Employee Directors' Stock Incentive Plan. Plans and arrangements not approved by stockholders consist of stock option award made to a consultant. This individual option arrangement is described below.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b) (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by stockholders	1,417,749	(1)	$57.93	5,038,805	(3)

Equity compensation plans not approved by stockholders	109,500		$92.10	—

Total	1,527,249	(1)	$63.82	5,038,805

(1)
Includes 892,350 shares issuable pursuant to restricted stock units.

(2)
Excludes restricted stock units.

(3)
All these shares were available for issuance under the 2002 Stock Compensation Plan and 2006 Non-Employee Directors' Stock Incentive Plan, and no shares were available for issuance under the 1997 Non-Employee Directors' Compensation Plan. Excludes 623,674 shares of unvested restricted stock granted under the 2002 Stock Compensation Plan. If these shares do not vest, they will no longer constitute shares outstanding and will be available for future issuance under the terms of the plan.

Individual Option Arrangements

        From time to time we have entered into agreements with certain consultants and with certain of our senior-level management for the grant of stock options outside of our 2002 Stock Compensation Plan (or its predecessor plan, the 1992 Stock Compensation Plan). As of December 31, 2010, only one such grant was outstanding. The shares represented by this agreement are included in the table above under the caption "Equity compensation plans not approved by stockholders."

        On May 4, 2001, we granted Stern Stewart & Co., a consultant to SPX, an option to purchase 130,000 shares at $92.10; the option vested on May 4, 2003 and expires on May 3, 2011. The option agreement provides that the exercise price may be paid in cash or, alternatively, Stern Stewart may effect a cashless exercise. The option is restricted as to transferability. In 2005, Stern Stewart reallocated 45,500 options to G. Bennett Stewart, 79,300 options to Joel M. Stern, and 5,200 options to David M. Glassman, each an employee of Stern Stewart. G. Bennett Stewart has exercised 20,500 of the options. Upon a change in control (as defined in the option agreements), these individuals may, in lieu of exercising the options, each elect to receive cash consideration of

$800,000 (or such pro rata portion if this election is made with respect to fewer than all the shares originally underlying the options).

        The options may be exercised by any combination of payment in cash and/or by delivery of previously owned SPX shares. The options are restricted as to transferability and have accelerated vesting upon a change in control, death or disability. The options provide for the grant upon exercise of replacement options (which replace shares surrendered in payment of the exercise price and withholding tax obligations). The expiration of these options is accelerated upon death, disability or termination of employment.

AUDIT COMMITTEE REPORT

        The Audit Committee of the SPX Board of Directors is composed of four directors who are independent, as defined under SEC rules and the listing standards of the NYSE. The Audit Committee reviews SPX's financial reporting process on behalf of the Board of Directors and is responsible for ensuring the integrity of the financial information reported by SPX.

        Management is responsible for SPX's financial reporting process, including its systems of internal and disclosure controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. SPX's independent public accountants, who are appointed by the Committee, are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. We have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent public accountants included in their report on SPX's financial statements.

        In this context, we have met and held discussions with management and Deloitte & Touche LLP, SPX's independent public accountants. Management represented to us that SPX's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and we have reviewed and discussed the financial statements with management and the independent public accountants. We discussed with the independent public accountants matters required to be discussed by the Standards of the Public Company Accounting Oversight Board for communication with audit committees, under which Deloitte & Touche LLP must provide us with additional information regarding the scope and results of its audit of SPX's financial statements.

        In addition, we have discussed with Deloitte & Touche LLP its independence from SPX and SPX management, including matters in the written disclosures required by the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence.

        We discussed with SPX's internal auditors and independent public accountants the overall scope and plans for their respective audits. We met with the independent public accountants, with and without management present, to discuss the results of their examinations, the evaluations of SPX's internal controls, and the overall quality of SPX's financial reporting.

        In reliance on the reviews and discussions referred to above, we recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in SPX's Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC.

        We have reviewed and discussed with management their assertion and opinion regarding internal controls included in the 2010 Annual Report on Form 10-K to stockholders as required by Section 404 of the Sarbanes-Oxley Act of 2002. Management has confirmed to us that internal controls over financial reporting have been appropriately designed and are operating effectively to provide reasonable assurance regarding the reliability of financial reporting and the preparation of SPX's consolidated financial statements for external purposes in accordance with accounting principles generally accepted in the United States. We have also reviewed and discussed with Deloitte & Touche LLP their audit and opinion regarding SPX's internal controls as required by Section 404, which opinion is included in the 2010 Annual Report on Form 10-K.

Audit Committee:
Michael J. Mancuso, Chairman J. Kermit Campbell Emerson U. Fullwood Albert A. Koch

PROPOSAL NO. 2

AMENDMENT AND RESTATEMENT OF 2002 STOCK COMPENSATION PLAN

        Our stockholders are being asked to approve the amendment and restatement of our 2002 Stock Compensation Plan (the "2002 Plan"). We are asking our stockholders to approve the amendment and restatement of the 2002 Plan: (i) to allow certain incentive awards granted under it to continue to qualify as exempt "performance based" compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), and (ii) to make certain changes to the 2002 Plan. Our company, and by extension our stockholders, can benefit from more favorable tax treatment of compensation that qualifies as exempt under Section 162(m). We are asking our stockholders to approve certain amendments to the 2002 Plan, including: (1) an amendment to count full value share awards (which would include restricted stock that may be granted to our NEOs, but would exclude stock options and stock appreciation rights) as 2.5 shares of common stock for purposes of determining the total number of shares subject to issuance under the 2002 Plan (effectively reducing the current number of shares available for issuance as such awards); (2) an amendment prohibiting shares from being added back to the shares available under the 2002 Plan in certain scenarios involving stock options and stock appreciation rights (full value shares that remain eligible to be added back would count as 2.5 shares); (3) amendments changing the effective date from February 21, 2006 to May 6, 2011, and extending the date until which awards may be made under the 2002 Plan from January 1, 2012 to May 6, 2021; (4) an amendment modifying language regarding the payment of dividends; and (5) an amendment modifying retirement and termination treatment to comply with current Section 162(m) requirements. The amendments will effectively reduce the number of shares issuable under the 2002 Plan and will not increase the cost of the 2002 Plan.

        The Board of Directors recommends that you approve the amendment and restatement of the 2002 Plan.

        The following summary of the 2002 Plan describes the material features of the 2002 Plan; however, it is not complete and, therefore, you should not rely solely on it for a detailed description of every aspect of the 2002 Plan. A copy of the 2002 Plan as proposed to be amended and restated is filed with the SEC as an appendix to this Proxy Statement.

The 2002 Plan Generally

        The Board of Directors originally adopted, and the stockholders approved, what we now refer to as the 2002 Plan effective as of December 15, 1992. The 2002 Plan was amended and restated effective December 10, 1997 and amended effective August 26, 1998, April 26, 1999 and April 25, 2001. The 2002 Plan was again amended and restated and approved by stockholders on April 24, 2002 and again amended effective October 21, 2003. Most recently, the 2002 Plan was approved by the Board of Directors and our stockholders in 2006.

        Under the 2002 Plan, the Compensation Committee may grant stock-based incentives to key employees, including employees who are officers or members of the Board of Directors. Non-employee directors are not eligible for awards under the 2002 Plan. Awards under the 2002 Plan may be in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and performance units.

Shares Available for the 2002 Plan

        The total number of shares of common stock subject to issuance under the amended and restated 2002 Plan on or after the proposed May 6, 2011 effective date may not exceed 5,000,000 shares. The number of shares underlying awards made to any one participant in a fiscal year may not exceed 2,000,000 shares. If the amended and restated 2002 Plan is approved, full value share awards, such as restricted stock, would count as 2.5 shares of common stock for purposes of determining the total number of shares subject to issuance under the 2002 Plan. In addition, the 2002 Plan would prohibit shares from being added back to the shares available under the 2002 Plan in certain scenarios involving stock options and stock appreciation rights. Full value shares that remain eligible to be added back would be counted as 2.5 shares of common stock.

        The number of shares that can be issued and the number of shares subject to outstanding options may be adjusted in the event of a stock split, stock dividend, recapitalization or other similar event affecting the number of shares of SPX's outstanding common stock. In that event, the Compensation Committee also may make appropriate adjustments to any stock appreciation rights, restricted stock or performance units outstanding under the 2002 Plan.

Plan Administration

        The Compensation Committee administers the 2002 Plan. Subject to the specific provisions of the 2002 Plan, the Compensation Committee determines award eligibility, timing and the type, amount and terms of the awards. The Committee also interprets the 2002 Plan, establishes rules and regulations under the 2002 Plan and makes all other determinations necessary or advisable for the 2002 Plan's administration.

Stock Options

        Options granted under the 2002 Plan may be either "incentive stock options," as defined under the tax laws, or non-qualified stock options. The per share exercise price may not be less than the fair market value of SPX common stock on the date the option is granted. The Compensation Committee may specify any period of time following the date of grant during which options are exercisable, so long as the exercise period is not more than 10 years. Incentive stock options are subject to additional limitations relating to such things as employment status, minimum exercise price, length of exercise period, maximum value of the stock underlying the options and a required holding period for stock received upon exercise of the option.

        Upon exercise, the option holder may pay the exercise price in several ways. He or she can pay: (1) in cash; (2) by tendering previously owned SPX common stock with a fair market value equal to the exercise price; (3) by directing us to withhold shares of SPX common stock with a fair market value equal to the exercise price; (4) by delivering other approved property; or (5) by a combination of these methods.

        If a participant's employment terminates due to death, all of his or her options under the 2002 Plan vest and become exercisable and will remain exercisable until their expiration date unless the Compensation Committee determines that a shorter period is appropriate. If a participant's employment terminates due to disability or retirement, the award agreement may provide that any outstanding options shall become immediately fully vested and exercisable within such period after such date of termination of employment as determined by the Compensation Committee. If employment terminates for any other reason, the Compensation Committee will determine the length of time that the participant may exercise options that are exercisable at termination, but that period may not go beyond the expiration dates of the options.

Stock Appreciation Rights

        A stock appreciation right allows its holder to receive payment from us equal to the amount by which the fair market value of a share of SPX common stock exceeds the exercise price of the right on the exercise date. At the time of grant, we may establish a maximum amount per share payable upon exercise of a right. If a participant's employment terminates, his or her outstanding rights become exercisable under the guidelines described above for stock options.

        Under the 2002 Plan, the Compensation Committee can grant the rights in conjunction with an award of non-qualified stock options or on a stand-alone basis. If the Compensation Committee grants a right with a non-qualified stock option award, then the holder can exercise the rights at any time during the life of the related option, but the exercise will proportionately reduce the number of his or her related non-qualified stock options. The holder can exercise stand-alone stock appreciation rights during a period no longer than ten years, as determined by the Compensation Committee. Upon exercise of a stand-alone right, we will pay the participant in cash.

Restricted Stock

        Restricted stock refers to shares of SPX common stock that are subject to restrictions on ownership for a certain period of time. These restrictions may relate to continued employment or may require that certain performance goals be met during a specified period. During that time, the holder may not sell or otherwise transfer the shares, but he or she may vote the shares, and may be entitled to any dividends or other distributions, provided that such dividends or distributions are subject to the same restrictions on vesting and transferability as the underlying shares of restricted stock. The shares become freely transferable when the restriction period expires. If a participant's employment terminates during the restriction period due to death, disability or normal retirement, all restrictions lapse, except that in the case of retirement, performance restrictions may remain in effect for performance-based awards. If employment terminates involuntarily or due to early retirement, the Compensation Committee can waive restrictions or add new restrictions on some or all of the participant's restricted shares. If the Compensation Committee does not waive the restrictions or if employment terminates for any other reason, the participant forfeits his or her shares. A participant may also forfeit the restricted shares if any performance goals established by the Compensation Committee for the shares are not attained by the date specified in the award.

Performance Units

        The Compensation Committee may grant performance units in cash units or share units. Share units are equal in value to one share of SPX common stock. The Committee sets the terms and conditions of each award, including the performance goals that its holder must attain and the various percentages of performance unit value to be paid out upon full or partial attainment of those goals. The Compensation Committee also determines the payment that is due to the holder after the applicable performance period and whether the payment of the cash units and share units will be made in cash, in shares of SPX common stock, or in a combination of cash and stock.

Performance-Based Awards

        We may grant restricted stock and performance units that satisfy the requirements for performance-based compensation under Section 162(m). The Compensation Committee determines the number of performance-based awards that will be granted and establishes the performance goals and other conditions for payment of such awards. The performance goals established by the Committee for any participant will be based on one or more of the following performance criteria: cash flow; cash flow from operations; total earnings; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings from operations; net asset turnover; inventory turnover; capital expenditures; net earnings; operating earnings; gross or operating margin; debt; working capital; return on equity; return on net assets; return on total assets; return on capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; debt reduction; productivity;

delivery performance; safety record; stock price; and total stockholder return. Performance goals may be determined on an absolute basis, relative to internal goals, relative to levels attained in prior years or related to other companies or indices, or as ratios expressing relationships between two or more performance goals.

        The Compensation Committee also determines the performance period over which the designated performance goals must be attained. The performance goals will be established by the Compensation Committee no later than 90 days after the beginning of the performance period. Following the end of the performance period, the Compensation Committee certifies in writing the level of attainment of the performance goal or goals. The Compensation Committee may reduce, including a reduction to zero, but may not increase, the amount of an available award.

Options Granted

        We cannot determine the number of shares that may be acquired under stock options that will be awarded under the 2002 Plan to the named executive officers under future option grants. In the last two years, we have awarded primarily performance restricted stock or performance units under the 2002 Plan. On March 11, 2011, the last reported sale price of SPX common stock on the New York Stock Exchange was $76.79 per share. As of March 11, 2011, the following options had been granted under the 2002 Plan since the inception of the 2002 Plan in December 1992:

Name	Number of Shares
Christopher J. Kearney Chairman, President, Chief Executive Officer and Director	430,508
Patrick J. O'Leary Executive Vice President and Chief Financial Officer	572,016
Robert B. Foreman Executive Vice President, Global Business Systems & Services, President, Asia Pacific	304,628
Kevin L. Lilly Senior Vice President, Secretary and General Counsel	6,000
David A. Kowalski Segment President, Test and Measurement	96,000
All current executive officers as a group	1,538,622
All current directors who are not executive officers	78,112
All plan participants (other than current executive officers)	10,647,529

Transferability

        The recipient of an award under the 2002 Plan generally may not pledge, assign, sell or otherwise transfer his or her stock options, stock appreciation rights, restricted stock or performance units other than by will or by the laws of descent and distribution. The Compensation Committee, however, adopted rules and procedures to allow participants in the 2002 Plan to transfer options to immediate family members or to certain trusts or partnerships.

Tax Consequences

        The holder of an award granted under the 2002 Plan may be affected by certain federal income tax consequences. Special rules may apply to individuals who may be subject to Section 16(b) of the Securities Exchange Act of 1934. The following discussion of tax consequences is based on current federal tax laws and regulations and you should not consider it to be a complete description of the federal income tax consequences that apply to participants in the 2002 Plan. Accordingly, information relating to tax consequences is qualified by reference to current tax laws.

        Incentive Stock Options.    There are no federal income tax consequences associated with the grant or exercise of an incentive stock option, so long as the holder of the option was our employee at all times during the period beginning on the grant date and ending on the date three months before the exercise date. The "spread" between the exercise price and the fair market value of SPX common stock on the exercise date, however, is an adjustment for purposes of the alternative minimum tax. A holder of incentive stock options defers income tax on the stock's appreciation until he or she sells the shares.

        Upon the sale of the shares, the holder realizes a long-term capital gain (or loss) if he or she sells the shares at least two years after the grant date and has held them for at least one year. The capital gain (or loss) equals the difference between the sales price and the exercise price of the shares. If the holder disposes of the shares before the expiration of these periods, then he or she recognizes ordinary income at the time of sale (or other disqualifying disposition) equal to the lesser of (1) the gain he or she realized on the sale and (2) the difference between the exercise price and the fair market value of the shares on the exercise date. This ordinary income is treated as compensation for tax purposes. The holder will treat any additional gain as short-term or long-term capital gain, depending on whether he or she has held the shares for at least one year from the exercise date. If the holder does not satisfy the employment requirement described above, then he or she recognizes ordinary income (treated as compensation) at the time he or she exercises the option under the tax rules applicable to the exercise of a non-qualified stock option. We are entitled to an income tax deduction to the extent that an option holder realizes ordinary income.

        Non-Qualified Stock Options.    There are no federal income tax consequences to us or to the recipient of a non-qualified stock option upon grant. Upon exercise, the option holder recognizes ordinary income equal to the spread between the exercise price and the fair market value of SPX stock on the exercise date. This ordinary income is treated as compensation for tax purposes. The basis in shares acquired by an option holder on exercise equals the fair market value of the shares at that time. The capital gain holding period begins on the exercise date. We receive an income tax deduction upon the exercise of a non-qualified stock option in an amount equal to the spread.

        Stock Appreciation Rights.    There are no tax consequences associated with the grant of stock appreciation rights. Upon exercise, the holder of stock appreciation rights recognizes ordinary income in the amount of the appreciation paid to him or her. This ordinary income is treated as compensation for tax purposes. We receive a corresponding deduction in the same amount that the holder recognizes as income.

        Restricted Stock.    The holder of restricted stock does not recognize any taxable income on the stock while it is restricted. When the restrictions lapse, the holder's taxable income (treated as compensation) equals the fair market value of the shares. The holder may, however, avoid the delay in computing the amount of taxable gain by filing with the Internal Revenue Service, within 30 days after receiving the shares, an election to determine the amount of taxable income at the time of receipt of the restricted shares.

        Performance Units.    There are no tax consequences associated with the grant of performance units, but the holder recognizes ordinary income (treated as compensation) upon payment of the performance units. If the amendment and restatement of the 2002 Plan is approved by stockholders, we expect to receive a full tax deduction for any amount the holder recognizes as income.

        Excise Taxes.    Under certain circumstances, the accelerated vesting of awards in connection with a change in control of SPX might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Internal Revenue Code. To the extent they are considered excess parachute payments, a participant in the 2002 Plan may be subject to a 20% excise tax and we may be unable to receive a tax deduction.

Plan Amendment and Termination

        Generally, the Board of Directors may terminate, amend or modify the 2002 Plan at any time without stockholder approval. Without stockholder approval, however, the Board of Directors may not: (1) materially increase the number of shares of SPX stock subject to the 2002 Plan; (2) change the provisions of the 2002 Plan relating to the option price, including a reduction of the option price of any outstanding option, cancellation of an option in exchange for cash or take any other action that would be a "repricing" of options or any other awards under the 2002 Plan or exchange or replacement of an outstanding option with a new option with a lower option price; or (3) materially (within the meaning of rules of the New York Stock Exchange) change the terms of the 2002 Plan. In addition, if any action that the Board of Directors proposes to take will have a significant adverse effect on any awards outstanding under the 2002 Plan, then the affected participant must consent to the action.

Burn Rate

        The following is provided in order to assist those who may wish to run a burn rate calculation.

Year	Options Granted	Performance Shares Vested	Time-Vested Restricted Stock and Restricted Stock Units Granted	Total	Weighted Average Number of Common Shares Outstanding

2010	0	622,434	9,150	631,584	49,718,000

2009	0	420,721	5,300	426,021	49,363,000

2008	0	667,744	3,800	671,544	53,596,000

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND AND RESTATE THE SPX 2002 STOCK COMPENSATION PLAN

PROPOSAL NO. 3

RE-APPROVAL OF EXECUTIVE ANNUAL BONUS PLAN

        Our stockholders are being asked to re-approve our Executive Annual Bonus Plan (the "Incentive Plan"). The Board of Directors adopted the Incentive Plan on February 21, 2006, and our stockholders approved the plan in May, 2006. The Incentive Plan is intended to optimize the tax deduction for performance-based awards to executives. The executive officers who are selected by the Compensation Committee each year to participate in the Incentive Plan receive their annual bonus, if any, under the Incentive Plan instead of under SPX's traditional bonus program. We are asking our stockholders to re-approve the Incentive Plan is so that certain incentive awards granted thereunder may continue to qualify as exempt "performance based" compensation under Section 162(m). Our company, and by extension our stockholders, can benefit from more favorable tax treatment of compensation that qualifies as exempt under Section 162(m). There are no proposed changes to the Incentive Plan.

        The Board of Directors recommends that you approve our Incentive Plan.

        The following summary of the Incentive Plan describes the material features of the Incentive Plan; however, it is not complete and, therefore, you should not rely solely on it for a detailed description of every aspect of the Incentive Plan. A copy of the Incentive Plan is filed with the SEC as an appendix to this proxy statement

The Incentive Plan Generally

        The purpose of the Incentive Plan is to enhance SPX's ability to attract and retain highly qualified executives and to provide additional financial incentives to those executives to promote SPX's success. The Incentive Plan is also intended to satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m). If the Incentive Plan is approved by stockholders, we expect that bonuses paid to executives under the Incentive Plan until the 2016 Annual Meeting will continue to be fully deductible for federal income tax purposes.

Incentive Plan Administration

        The Incentive Plan is administered by the Compensation Committee. The Compensation Committee has the authority to construe and interpret the Incentive Plan and make the determinations necessary for administration of the Incentive Plan.

Eligibility

        Unless the Compensation Committee determines otherwise, each executive officer of SPX is eligible to participate in the Incentive Plan. The Compensation Committee may also designate other executives as eligible to participate in the Incentive Plan for a fiscal year.

Performance Goals

        The Compensation Committee will establish performance goals for each fiscal year for each participant, based on one or more of the following performance measures: cash flow; cash flow from operations; total earnings; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings from operations; net asset turnover; inventory turnover; capital expenditures; net earnings; operating earnings; gross or operating margin; debt; working capital; return on equity; return on net assets; return on total assets; return on capital; return on investment; return on sales; net or gross sales; market share; economic value added;

cost of capital; change in assets; expense reduction levels; debt reduction; productivity; delivery performance; safety record; stock price; and total stockholder return.

        Performance goals may relate to SPX or to one or more of our operating units or groups, and may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years or related to other companies or indices or as ratios expressing relationships between two or more performance goals. The Compensation Committee may adjust the performance goals to the extent necessary to prevent dilution or enlargement of any award due to extraordinary events or circumstances or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporate transactions.

Awards

        Within 90 days after the beginning of each fiscal year, the Compensation Committee will select the executives who shall be eligible for the Incentive Plan for that fiscal year. The Committee will also determine the performance goals to be attained for the fiscal year based on one or more performance measures and the payment schedule available to each participant based on the level of attainment of the performance goals. Following the end of the fiscal year, the Committee will determine whether and to what extent the performance goals were satisfied and the amount available for each participant, based on the payment schedule for that participant.

        The Compensation Committee may reduce an award to any participant under the Incentive Plan, including a reduction to zero, based on any factors it determines to be appropriate in its sole discretion. The maximum incentive bonus payable under the Incentive Plan to any participant for any fiscal year is $4,000,000.

        Incentive bonuses are generally payable in cash by March 15 of the year following the end of the performance period. However, the Compensation Committee may authorize payment in the form of shares under an equity plan previously approved by our stockholders or permit deferral under a nonqualified deferred compensation plan.

Tax Consequences

        Generally, a participant will include the value of an Incentive Plan bonus in his or her taxable income when it is received by the participant. We have adopted the Incentive Plan to enable us to receive a full tax deduction at the time the participant recognizes taxable income. We have the right to withhold from any payment under the Incentive Plan the amount necessary to satisfy any applicable withholding required under the tax laws.

New Plan Benefits

        Because amounts payable under the Incentive Plan are based on performance goals that are determined each year at the discretion of the Compensation Committee, and because the Committee has discretionary authority to reduce the amount of any incentive otherwise payable under the Incentive Plan, it cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any person under the Incentive Plan.

Repayment and Forfeiture

        The Incentive Plan provides for repayment or forfeiture of amounts paid or payable under the Incentive Plan in specified circumstances involving misconduct that results in an accounting restatement due to material non-compliance with any financial reporting requirement under the securities laws.

Amendment and Termination

        The Board of Directors has the right to amend or terminate the Incentive Plan at any time. However, if any action that the Board of Directors proposes to take will have a material adverse effect on any incentive bonus previously awarded under the Incentive Plan, then the affected participant must consent to the action.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO RE-APPROVE THE EXECUTIVE ANNUAL BONUS PLAN

PROPOSAL NO. 4

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS

        We are asking our stockholders to cast an advisory vote at our Annual Meeting to approve the compensation of our named executive officers, as disclosed in this proxy statement.

        Though the vote is non-binding, the Compensation Committee and the Board of Directors value your opinions and will consider the outcome of the vote in establishing our compensation philosophy and making future compensation decisions.

Why You Should Approve our Executive Compensation Program

        As described more fully in the "Compensation Discussion and Analysis," beginning on p. 24 and in the Summary Compensation Table and subsequent tables, beginning on p. 37, our named executive officers are compensated in a manner consistent with our business strategy, competitive practice, sound compensation governance principles, and stockholder interests and concerns. Our compensation policies and decisions are focused on motivating our named executive officers to deliver results for our stockholders.

Compensation Program is Highly Aligned with Stockholder Value

        A significant portion of our named executive officers' compensation is directly linked to our performance and the creation of stockholder value. The majority of total direct compensation is in the form of long-term incentive stock awards. In 2010, our stock delivered a total stockholder return of just under 33%, significantly outperforming the S&P 500. We met or exceeded all the operating goals we set at the beginning of the year.

        In the first quarter of 2011, NEOs forfeited the first tranche of the restricted stock grant awarded in 2008, representing $4,479,992 in value, because our stock did not outperform the S&P 500 during the relevant measurement periods. The Summary Compensation Table does not reflect the loss in value represented by that forfeiture.

Strong Pay-for-Performance Orientation

        In 2010, as in 2009, our overall NEO direct compensation (salary, bonus, and equity) was significantly lower than in 2008. No NEO received a salary increase. Our NEOs did not generally see an increase in their bonus, consistent with the operational performance of our company in 2009 and 2010. All but one of our NEOs received no increase in shares of stock awarded. Mr. Lilly received a 2,500 share increase from 2009, for market adjustment reasons.

Long-Term Focus

        Our compensation programs and policies have a long-term focus:

  •
  Extended vesting for equity awards. We encourage our executives to have a long-term orientation by using three-year performance-based vesting schedules for share awards.

  •
  Officers are subject to stock ownership guidelines. We have set stock ownership guidelines to emphasize the importance of substantive, long-term share ownership by senior executives to align their financial interests with those of stockholders, including a requirement that our Chief Executive Officer own SPX stock with a value of five times his base salary. In 2010, we eliminated any credit for unvested stock when determining compliance by officers with our stock ownership guidelines.

  •
  As in prior years, we have avoided multi-year guarantees for salary increases, non-performance based bonuses and equity compensation, inclusion of long-term equity awards in the pension calculation, bonus payouts without justifiable performance linkage or proper disclosure, and discretionary bonuses or performance goals that are too low or based on negative earnings.

Compensation Committee Best Practices

        We regularly update our Board and the Compensation Committee on compensation best practices and trends. The Compensation Committee retained FW Cook as its independent compensation consultant. FW Cook works directly for the Committee and the Nominating and Governance Committee, and performs no other work for our company. In addition, we made improvements to certain elements of our executive compensation programs to further align them with current market best practices, including eliminating gross-ups paid on perquisites and the fact that our most recent contracts with officers do not have Section 280G gross-ups.

        We are requesting your vote on the following non-binding resolution:

"Resolved, that the compensation of the SPX Corporation's named executive officers as described in Compensation Discussion and Analysis, beginning on p. 24, and in the Summary Compensation Table and subsequent tables, beginning on p. 37, of the proxy statement, is approved."

  YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
  FOR THE RESOLUTION

PROPOSAL NO. 5

ADVISORY VOTE ON THE FREQUENCY OF THE STOCKHOLDER VOTE TO APPROVE THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

        Periodically, we will include in our proxy materials, for a meeting of stockholders where compensation disclosure is required, a resolution subject to a non-binding stockholder vote to approve the compensation of named executive officers.

        We are requesting your non-binding vote to determine whether a vote on the type of resolution described above will occur every 1, 2, or 3 years.

        After careful consideration, we believe that the stockholder non-binding vote to approve executive compensation should occur every year.

        We have been in the past, and will in the future continue to be, proactively engaged with our stockholders on a number of topics. Thus, we view the say on pay vote as an additional, but not exclusive, opportunity for our stockholders to communicate with us regarding their views on our executive compensation programs.

        Finally, although we believe that holding a say on pay vote every year will reflect the right balance of considerations in the normal course, we intend to periodically reassess that view and may provide for a say on pay vote on executive compensation on a less frequent basis if changes in our compensation programs or other circumstances suggest that doing so would be appropriate.

  YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
  FOR EVERY "1 YEAR" FOR FREQUENCY OF THE ADVISORY
  STOCKHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR
  NAMED EXECUTIVE OFFICERS

PROPOSAL NO. 6

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        Deloitte & Touche LLP has been our independent public accountants since 2002. The Audit Committee has engaged Deloitte & Touche to perform reviews, in accordance with the Standards of the Public Company Accounting Oversight Board of our financial statements to be filed on Form 10-Q in 2010. Consistent with past practice, on February 22, 2011, the Audit Committee approved the engagement of Deloitte & Touche to perform the audit of the financial statements and internal control over financial reporting included in SPX's Annual Report on Form 10-K for the fiscal year ending December 31, 2011. Representatives of Deloitte & Touche will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.

        During fiscal years 2009 and 2010, we retained our principal auditor, Deloitte & Touche, to perform services in the following categories and amounts:

	2010	2009
Audit Fees (1)	$9,941,000	$9,534,000
Audit-Related Fees (2)	$411,000	$80,000
Tax Fees (3)	$2,082,000	$2,038,000
All Other Fees	N/A	N/A

(1)
Fees for audit services billed or expected to be billed relate to (i) audit of the Company's annual financial statements and effectiveness of internal control over financial reporting, (ii) reviews of the Company's quarterly financial statements, (iii) statutory and regulatory audits and (iv) comfort letters, consents and other services related to SEC matters.

(2)
Fees for audit-related services include due diligence services in connection with acquisitions, other technical accounting assistance and attest or audit services that are not required.

(3)
Fees for tax services include $1,249,000 and $1,330,000 in 2009 and 2010, respectively, for tax compliance and preparation, including the preparation of original and amended tax returns, claims for refunds, and tax payment planning. We also incurred fees for tax consulting and advisory services and services related to acquisitions and divestitures of $789,000 and $752,000 in 2009 and 2010, respectively.

        Our Audit Committee has adopted a policy that requires all audit and non-audit services performed by Deloitte & Touche be pre-approved. The Audit Committee annually approves the fees and expenses for audit services performed by Deloitte & Touche, as well as for any regularly recurring non-audit services of the type covered by our annual engagement of Deloitte & Touche. In addition, our pre-approval policy requires pre-approval by the chairman of the Audit Committee of fees and expenses for other non-audit services that may arise during the year. The policy requires the chairman to report any non-audit services that he has pre-approved to the Audit Committee at each regularly scheduled meeting of the Committee. In no event may Deloitte & Touche perform any of the following services for us: (1) bookkeeping or other services related to our accounting records or financial statements; (2) financial information systems design and implementation; (3) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (4) actuarial services; (5) internal audit outsourcing services; (6) management functions or human resources services; (7) broker-dealer, investment advisor or investment banking services; (8) legal services; or (9) expert services. The Audit Committee regularly considers whether specific projects or expenditures could potentially affect Deloitte & Touche's independence.

        Although we are not required to do so, we believe that it is appropriate for us to request stockholder ratification of the appointment of Deloitte & Touche LLP as our independent public accountants. If stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for the stockholders' rejection and reconsider the appointment.

  YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
  FOR RATIFICATION OF
  THE APPOINTMENT OF DELOITTE & TOUCHE LLP
  AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2011

 ANNUAL REPORT ON FORM 10-K

        A copy of our Annual Report on Form 10-K for the year ended December 31, 2010, without exhibits, is enclosed with this Proxy Statement. You may obtain a copy of the exhibits described in the Form 10-K for a fee upon request. Please contact Jennifer Epstein, Director, Corporate Communications and Public Relations, SPX Corporation, 13515 Ballantyne Corporate Place, Charlotte, North Carolina 28277.

 APPENDIX A

SPX CORPORATION
2002 STOCK COMPENSATION PLAN
(As Amended and Restated Effective May 6, 2011)

SECTION 1. ESTABLISHMENT, PURPOSES AND EFFECTIVE DATE OF PLAN

        1.1.    Establishment.    SPX Corporation, a Delaware corporation, previously established the SPX Corporation 1992 Stock Compensation Plan (the "Plan") to provide for the award of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Units to eligible individuals. Since its establishment, the Plan has been amended from time to time, and was completely amended and restated effective January 1, 2002 and renamed the "2002 Stock Compensation Plan."

        1.2.    Purpose.    The purpose of the Plan is to advance the interests of the Company and its Subsidiaries and divisions by (a) encouraging and providing for the acquisition of equity interests in the Company by Key Employees, thereby increasing the stake in the future growth and prosperity of the Company, and furthering Key Employees' identity of interest with those of the Company's shareholders, and (b) enabling the Company to compete with other organizations in attracting, retaining, promoting and rewarding the services of Key Employees.

        1.3.    Effective Date.    The following provisions constitute an amendment and restatement of the Plan, effective as of May 6, 2011, the "Effective Date" of the Plan as set forth herein.

SECTION 2. DEFINITIONS.

        2.1.    Definitions.    Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a)   "Board" means the Board of Directors of the Company.

          (b)   "Code" means the Internal Revenue Code of 1986, as amended.

          (c)   "Committee" means the Compensation Committee of the Board, which shall consist of not less than three persons appointed by the Board from among those Board members who are not employees of the Company or any of its subsidiaries or divisions. The Committee shall administer the Plan pursuant to the provisions of Section 4.

          (d)   "Common Stock" means the Common Stock, par value $10.00, of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of Subsection 5.3.

          (e)   "Company" means SPX Corporation, a Delaware corporation.

          (f)    "Covered Employee" shall mean a Participant who the Committee determines is or may be one of the group of "covered employees" as defined in the regulations promulgated under section 162(m) of the Code, or any successor statute.

          (g)   "Fair Market Value" means, as to any date, the closing price of a share of Common Stock as reported in the "NYSE-Composite Transactions" section of the Midwest Edition of The Wall Street Journal for such date (or, if no prices are quoted for such date, on the next preceding date on which such prices of Common Stock are so quoted).

          (h)   "Key Employee" means an employee of the Company or of a Subsidiary, including an officer or director, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of the Company or a Subsidiary. Key Employees also may include those employees identified by the Committee to be in situations of extraordinary performance, promotion, retention or recruitment. The awarding of a grant under this Plan to an employee by the Committee shall be deemed a determination by the Committee that such employee is a Key Employee.

          (i)    "Mature Common Stock" means Common Stock that has been acquired by the holder thereof on the open market or that has been acquired pursuant to this Plan or another employee benefit arrangement of the Company and held for at least six months.

          (j)    "Options" means the right to purchase stock at a stated price for a specified period of time. For purposes of the Plan an Option may be either (a) an "incentive stock option" within the meaning of Code Section 422, or (b) a "nonqualified stock option" which is intended not to fall under the provisions of Code Section 422.

          (k)   "Option Price" means the price at which each share of Common Stock subject to an Option may be purchased, determined in accordance with Subsection 7.3.

          (l)    "Participant" means any individual designated by the Committee to participate in this Plan pursuant to Section 3.

          (m)  "Performance-Based Exception" shall mean the performance-based exception from the deductibility limitations as set forth in Section 162(m) of the Code.

          (n)   "Performance Unit" means an award described in Section 10.

          (o)   "Period of Restriction" means the period during which the transfer of shares of Restricted Stock is restricted pursuant to Section 9.

          (p)   "Restricted Stock" means the Common Stock granted to a Participant pursuant to Section 9.

          (q)   "Stock Appreciation Right" means the right to receive a cash payment from the Company equal to the excess of the Fair Market Value of a share of Common Stock at the date of exercise of the Right over a specified price fixed by the Committee at grant (exercise price), which shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant. In the case of a Stock Appreciation Right which is granted in conjunction with an Option, the specified price shall be the Option Price.

          (r)    "Subsidiary" means a corporation at least 50% or more of the voting power of which is owned, directly or indirectly, by the Company.

        2.2.    Gender and Number.    Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

SECTION 3. ELIGIBILITY AND PARTICIPATION

        Participants in the Plan shall be selected by the Committee from among those employees of the Company who are considered Key Employees.

SECTION 4. ADMINISTRATION

        4.1.    Administration.    The Plan shall be administered by the Compensation Committee of the Board. For purposes of any award granted under the Plan by the Committee that is intended to be exempt from the restrictions of Section 16(b) of the Securities Exchange Act of 1934 (the "Act"), the Committee shall consist only of directors who qualify as "non-employee directors," as defined in Rule 16b-3 under the Act. For purposes of any award granted under the Plan by the Committee that is intended to qualify for the performance-based compensation exemption to the $1 million deductibility limit under Code Section 162(m), the Committee shall consist only of directors who

2

qualify as "outside directors," as defined in Code Section 162(m) and the related regulations. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of the majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the unanimous written consent of its members.

        The Committee may establish such rules and regulations, not inconsistent with the provisions of the Plan, as it deems necessary to determine eligibility to participate in the Plan and for the proper administration of the Plan, and may amend or revoke any rule or regulation so established. The Committee may make such determinations and interpretations under or in connection with the Plan as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its Subsidiaries and divisions, its stockholders and all employees, and upon their respective legal representatives, beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

SECTION 5. STOCK SUBJECT TO PLAN

        5.1.    Number.    The total number of shares of Common Stock of the Company subject to issuance under the Plan on or after the Effective Date may not exceed 5,000,000 shares, subject to adjustment upon occurrence of any of the events indicated in Subsection 5.3, and shall be reduced by one (1) share of Common Stock for every one (1) share that is subject to an Option or Stock Appreciation Right granted under the Plan on or after the Effective Date, and two and one-half (2 1/2) shares of Common Stock for every one (1) share that was subject to an award other than an Option or Stock Appreciation Right granted on or after the Effective Date. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued stock or treasury stock not reserved for any other purpose. The maximum aggregate number of shares of Common Stock (including Options, Restricted Stock, Stock Appreciation Rights and Performance Units to be paid out in shares of Common Stock) that may be granted or that may vest with respect to awards granted in any one fiscal year to a Participant shall be 2,000,000, subject to adjustment upon the occurrence of any of the events indicated in Subsection 5.3; provided, however, in the case of awards granted in the form of Performance Units, the Committee may instead provide for a cash payment, in which case the maximum aggregate cash payment for any fiscal year shall not exceed the fair market value (determined as of the date of vesting or payout, as applicable) of 2,000,000 of shares of Common Stock, subject to adjustment under Subsection 5.3.

        5.2.    Unused Stock.    In the event that, on or after the Effective Date, any shares of Common Stock that are subject to an Option which, for any reason, expires, terminates or is canceled as to such shares, or any shares of Common Stock subject to a Restricted Stock award made under the Plan are reacquired by the Company pursuant to the Plan, or any Stock Appreciation Right expires unexercised, such shares and rights again shall become available for issuance under the Plan. The shares that become available for new awards under this Subsection 5.2 shall include shares with respect to awards that were issued prior to the Effective Date, to the extent that such awards expire, terminate, are cancelled or are otherwise settled without the issuance of shares of Common Stock on or after the Effective Date. Any shares of Common Stock that again become available for grant pursuant to this Subsection 5.2 shall be added back as one (1) share of Common Stock if such shares were subject to Options or Stock Appreciation Rights granted under the Plan, and as two and one-half (2 1/2) shares of Common Stock if such shares were subject to awards other than Options or Stock Appreciation Rights granted under the Plan.

        For purposes of determining the number of shares of Common Stock subject to issuance under this Subsection or Subsection 5.1 above, with respect to Options and Stock Appreciation Rights, the following shares of Common Stock shall not be added back to the Plan available shares: (i) shares of Common Stock purchased on the open market with the proceeds of Option

3

exercises, (ii) shares of Common Stock tendered to pay the exercise price of Options or withheld for taxes, (iii) shares subject to Stock Appreciation Rights that are not issued on the stock settlement of the Stock Appreciation Rights.

        5.3.    Adjustment in Capitalization.    In the event of any change in the outstanding shares of Common Stock by reason of a Common Stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of Common Stock subject to each outstanding Option, and its stated Option Price, shall be appropriately adjusted by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In such event, the Committee also shall have discretion to make appropriate adjustments in the number and type of shares subject to Restricted Stock grants then outstanding under the Plan pursuant to the terms of such grants or otherwise. The Committee also shall make appropriate adjustments in the number of outstanding Stock Appreciation Rights and Performance Units and the related grant values.

SECTION 6. DURATION OF PLAN

        The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Section 15 hereof, until all Common Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. However, no Option, Stock Appreciation Right, Restricted Stock or Performance Unit may be granted under the Plan on or after May 6, 2021, which is the tenth anniversary of the Plan's current Effective Date.

SECTION 7. STOCK OPTIONS

        7.1.    Grant of Options.    Subject to the provisions of Sections 5 and 6, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Participant. The Committee also shall determine whether an Option is an incentive stock option within the meaning of Code Section 422, or a nonqualified stock option. However, in no event shall the fair market value (determined at the date of grant) of Common Stock for which incentive stock options become exercisable for the first time in any calendar year exceed $100,000, computed in accordance with Code Section 422(b)(7). In addition, no incentive stock option shall be granted to any person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. Nothing in this Section 7 shall be deemed to prevent the grant of nonqualified stock options in excess of the maximum established by Code Section 422.

        7.2.    Option Agreement.    Each Option shall be evidenced by an Option Agreement that shall specify the type of Option granted, the Option Price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, and such other provisions as the Committee shall determine. The Option Agreement shall specify whether the Option is intended to be an incentive stock option within the meaning of Code Section 422, or a nonqualified stock option which is intended not to fall under the provisions of Code Section 422. To the extent that an Option designated as an incentive stock option does not meet the requirements of Code Section 422, it will be treated as a nonqualified stock option under the Plan.

        7.3.    Option Price.    The Option Price shall be determined by the Committee. However, no Option granted pursuant to the Plan shall have an Option Price that is less than the Fair Market Value of the Common Stock on the date the Option is granted.

4

        7.4.    Duration of Options.    Each Option shall expire at such time as the Committee shall determine at the time it is granted, provided, however, that no Option shall be exercisable later than the tenth anniversary of its grant date.

        7.5.    Exercise of Options.    Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants.

        7.6.    Method of Exercise and Payment of Option Price.    Options shall be exercised pursuant to the methods and procedures as shall be established from time to time by the Committee. The Committee shall determine the acceptable form or forms and timing of payment of the Option Price. Acceptable forms of paying the Option Price upon exercise of any Option shall include, but not be limited to, (a) cash or its equivalent, (b) tendering shares of previously acquired Mature Common Stock having a fair market value at the time of exercise equal to the total Option Price, (c) directing the Company to withhold shares of Common Stock, which may include attesting to the ownership of the equivalent number of shares of previously-acquired Mature Common Stock having a fair market value at the time of exercise equal to the total Option Price, (d) other approved property or (e) by a combination of (a), (b), (c) and/or (d). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes. As soon as practicable, after Option exercise and payment, the Company shall deliver to the Participant Common Stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name.

        7.7.    Restrictions on Common Stock Transferability.    The Committee shall impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such shares of Common Stock are then listed and under any blue sky or state securities laws applicable to such shares.

        7.8.    Termination of Employment Due to Death, Disability or Retirement.    In the event the employment of a Participant is terminated by reason of death, any outstanding Options shall become immediately fully vested and exercisable within such period following the Participant's death as shall be determined by the Committee, but in no event beyond the expiration of the term of the Option, by such person or person as shall have acquired the Participant's rights under the Option by will or by the laws of descent and distribution. In the event the employment of a Participant is terminated by reason of retirement or disability (as such terms are defined under the applicable rules of the Company), the award agreement with a Participant may provide that any outstanding Options shall become immediately fully vested and exercisable within such period after such date of termination of employment as shall be determined by the Committee, and set forth in the award agreement but in no event beyond the expiration of the term of the Option.

        7.9.    Termination of Employment Other Than for Death, Disability or Retirement.    If the employment of the Participant terminates for any reason other than death, disability or retirement, the Participant shall have the right to exercise the Option within such period after the date of his termination as shall be determined by the Committee, but in no event beyond the expiration of the term of the Option and only to the extent that the Participant was entitled to exercise the Option at the date of his termination of employment. Regardless of the reasons for termination of employment, incentive stock options must be exercised within the Code Section 422 prescribed time period in order to receive the favorable tax treatment applicable thereto.

        7.10.    Nontransferability of Options.    Except as provided in this Subsection 7.10, no Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all Options granted

5

to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. Under such rules and procedures as the Committee may establish, the holder of an Option may transfer such Option to members of the holder's immediate family (i.e., children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners, provided that (i) the agreement, if any, with respect to such Option, expressly so permits or is amended to so permit, (ii) the holder does not receive any consideration for such transfer, and (iii) the holder provides such documentation or information concerning any such transfer or transferee as the Committee may reasonably request. Any Options held by any transferees shall be subject to the same terms and conditions that applied immediately prior to their transfer. The Committee may also amend the agreements applicable to any outstanding Options to permit such transfers. Any Option not granted pursuant to any agreement expressly permitting its transfer or amended expressly to permit its transfer shall not be transferable. Such transfer rights shall in no event apply to any incentive stock option.

SECTION 8. STOCK APPRECIATION RIGHTS

        8.1.    Grant of Stock Appreciation Rights.    Subject to the terms and provisions of this Plan, Stock Appreciation Rights may be granted to Participants either independent of Options or in conjunction with nonqualified stock options at any time and from time to time as shall be determined by the Committee.

        8.2.    Exercise of Stock Appreciation Rights Granted in Conjunction with a Nonqualified Option.    Stock Appreciation Rights granted in conjunction with a nonqualified stock option may be exercised at any time during the life of the related stock option, with a corresponding reduction in the number of shares available under the Option. Option shares with respect to which the Stock Appreciation Right shall have been exercised may not again be subject to an Option under this Plan.

        8.3.    Exercise of Stock Appreciation Rights Granted Independent of Options.    Stock Appreciation Rights granted independent of Options may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes on the Stock Appreciation Right including, but not limited to, a corresponding proportional reduction in previously granted Options.

        8.4.    Payment of Stock Appreciation Right Amount.    Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive payment of an amount (subject to Subsection 8.6 below) determined by multiplying:

          (a)   The difference between the Fair Market Value of a share of Common Stock at the date of exercise over the price fixed by the Committee at the date of grant, by

          (b)   The number of shares with respect to which the Stock Appreciation Right is exercised.

        8.5.    Form of Payment.    Payment to the Participant, upon the exercise of a Stock Appreciation Right, will be made in cash.

        8.6.    Limit on Appreciation.    The Committee, in its sole discretion, may establish (at the time of grant) a maximum amount per share which will be payable upon exercise of a Stock Appreciation Right.

        8.7.    Term of Stock Appreciation Right.    The term of a Stock Appreciation Right granted under the Plan shall not exceed ten years.

        8.8.    Termination of Employment.    In the event that the employment of a Participant is terminated by reason of death, disability or retirement, or for any other reason, the exercisability of any outstanding Stock Appreciation Rights granted in conjunction with an Option shall terminate in the same manner as specified for their related Options under Subsections 7.8 and 7.9. The

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exercisability of any outstanding Stock Appreciation Rights granted independent of Options also shall terminate in the manner provided under Subsections 7.8 and 7.9.

        8.9.    Nontransferability of Stock Appreciation Rights.    No Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

SECTION 9. RESTRICTED STOCK

        9.1.    Grant of Restricted Stock.    Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock to such Participants and in such amounts as it shall determine.

        9.2.    Restricted Stock Agreement.    Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the restriction period or periods, the number of Restricted Stock shares granted, and such other provisions as the Committee shall determine.

        9.3.    Transferability.    Except as provided in this Section 9, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Committee and as shall be specified in the Restricted Stock Agreement, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

        9.4.    Other Restrictions.    The Committee shall impose such other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

        9.5.    Certificate Legend.    In addition to any legends placed on certificates pursuant to Subsection 9.4, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

  "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the 2002 Stock Compensation Plan of SPX Corporation, rules and administration adopted pursuant to such Plan, and a Restricted Stock grant dated                                         . A copy of the Plan, such rules and such Restricted Stock grant may be obtained from the Secretary of SPX Corporation."

        9.6.    Removal of Restrictions.    Except as otherwise provided in this Section, shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the shares are released from the restrictions, the Participant shall be entitled to have the legend required by Subsection 9.5 removed from his Common Stock certificate.

        9.7.    Voting Rights.    During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares.

        9.8.    Dividends and Other Distributions.    During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder may be entitled to receive dividends and other distributions paid with respect to those shares while they are so held. Any such dividends or

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distributions shall be subject to the same restrictions on vesting and transferability as the shares of Restricted Stock with respect to which they were paid.

        9.9.    Termination of Employment Due to Retirement.    In the event that a Participant terminates his employment with the Company because of normal retirement (as defined under the then established rules of the Company), any remaining Period of Restriction applicable to the Restricted Stock pursuant to Subsection 9.3 shall automatically terminate and, except as otherwise provided in Subsection 9.4, the shares of Restricted Stock shall thereby be free of restrictions and freely transferable. In the event that a Participant terminates his employment with the Company because of early retirement (as defined under the then established rules of the Company), the Committee, in its sole discretion, may waive the restrictions remaining on any or all shares of Restricted Stock pursuant to Subsection 9.3 and add such new restrictions to those shares of Restricted Stock as it deems appropriate.

        9.10.    Termination of Employment Due to Death or Disability.    In the event a Participant's employment is terminated because of death or disability (as defined under the then established rules of the Company), any remaining Period of Restriction applicable to the Restricted Stock pursuant to Subsection 9.3 shall automatically terminate and, except as otherwise provided in Subsection 9.4, the shares of Restricted Stock shall thereby be free of restrictions and fully transferable.

        9.11.    Termination of Employment for Reasons Other Than Death, Disability or Retirement.    In the event that a Participant terminates his employment with the Company for any reason other than those set forth in Subsections 9.9 and 9.10 during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company; provided, however, that, in the event of an involuntary termination of the employment of a Participant by the Company, the Committee, in its sole discretion, may waive the automatic forfeiture of any or all such shares and may add such new restrictions to such shares of Restricted Stock as it deems appropriate.

SECTION 10. PERFORMANCE UNITS

        Performance Units may be granted subject to such terms and conditions as the Committee in its discretion shall determine. Performance Units may be granted either in the form of cash units or in share units, including restricted stock units, which are equal in value to one share of Common Stock, or a combination thereof. The Committee shall establish the performance goals to be attained in respect of the Performance Units, the various percentages of Performance Unit value to be distributed upon the attainment, in whole or in part, of the performance goals and such other Performance Unit terms, conditions and restrictions as the Committee shall deem appropriate. As soon as practicable after the termination of the performance period, the Committee shall determine the payment, if any, which is due on the Performance Unit in accordance with the terms thereof. The Committee shall determine, among other things, whether the payment shall be made in the form of cash or shares of Common Stock, or a combination thereof.

SECTION 11. CODE SECTION 162(m) PROVISIONS

        The Committee, in its discretion, may determine that an award of Restricted Stock or Performance Units to a Covered Employee will be designed to comply with the Performance-Based Exception under Code Section 162(m). In such case, the level of vesting of the award will depend on the attainment of any of the following performance criteria, either alone or in any combination, which may be expressed with respect to the Company or one or more operating units or groups, as the Committee may determine: cash flow; cash flow from operations; total earnings; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; earnings

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before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings from operations; net asset turnover; inventory turnover; capital expenditures; net earnings; operating earnings; gross or operating margin; debt; working capital; return on equity; return on net assets; return on total assets; return on capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; debt reduction; productivity; delivery performance; safety record; stock price; and total stockholder return. Performance goals may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years or related to other companies or indices or as ratios expressing relationships between two or more performance goals.

        The Committee shall determine the performance period over which the designated performance goals shall be attained and shall establish the performance goals no later than 90 days after the beginning of such performance period. Following the end of the performance period, the Committee shall certify in writing the level of attainment of the performance goal(s). The Committee may reduce (including a reduction to zero), but may not increase the amount of an available award.

SECTION 12. BENEFICIARY DESIGNATION

        Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

SECTION 13. RIGHTS OF EMPLOYEES

        13.1.    Employment.    Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

        13.2.    Participation.    No employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

SECTION 14. MERGER OR CONSOLIDATION

        14.1.    Treatment of Options and Stock Appreciation Rights.    Upon a dissolution or a liquidation of the Company, each Participant shall have the right to exercise any unexercised Options or Stock Appreciation Rights, whether or not then exercisable, subject to the provisions of the Plan immediately prior to such dissolution or liquidation. If not exercised within a reasonable time period, of not less than 30 days from the date of such dissolution or liquidation, as determined by the Committee, all outstanding Options and Stock Appreciation Rights shall terminate. In the event of a merger or consolidation in which the Company is not the surviving corporation, each Participant shall be offered a firm commitment whereby the resulting or surviving corporation will tender to the Participant new Options and Stock Appreciation Rights in the surviving corporation, with terms and conditions, both as to number of shares and otherwise, which will substantially preserve to the Participant the rights and benefits of the Options and Stock Appreciation Rights outstanding hereunder.

        14.2.    Treatment of Restricted Stock.    In the event of a dissolution or a liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, all restrictions shall lapse on the shares of Restricted Stock granted under the Plan and thereafter such shares shall be freely transferable by the Participant, subject to applicable Federal or state securities laws.

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SECTION 15. AMENDMENT, MODIFICATION AND TERMINATION OF PLAN

        The Board may at any time amend, modify or terminate the Plan; provided, however, that no such action of the Board, without approval of the shareholders, may:

          (a)   increase the total amount of Common Stock which may be issued under the Plan, except as provided in Subsections 5.1 and 5.3;

          (b)   change the provisions of the Plan regarding the Option Price, including a reduction of the Option Price of any outstanding Option, cancellation of an Option in exchange for cash or any other awards under the Plan, exchange or replace an outstanding Option with a new Option with a lower Option Price, or take any other action that would be a "repricing" of Options, except as permitted by Subsection 5.3; or

          (c)   Materially (within the meaning of rules of the New York Stock Exchange) change the terms of the Plan.

        No amendment, modification or termination of the Plan shall in any manner adversely affect any Options, Stock Appreciation Rights, Restricted Stock, or Performance Units previously granted under the Plan, without the consent of the Participant.

SECTION 16. TAX WITHHOLDING

        16.1.    Tax Withholding.    The Company, as appropriate, shall have the right to deduct from all payments any Federal, state or local taxes required by law to be withheld with respect to such payments.

        16.2.    Stock Withholding.    With respect to withholding required upon the exercise of nonqualified stock options, or upon the lapse of restrictions on Restricted Stock or Performance Units payable in shares of Common Stock, Participants may elect, subject to the approval of the Committee, to satisfy the withholding required, in whole or in part, by (a) having the Company withhold shares of Common Stock otherwise issuable, or (b) tendering shares of previously acquired Common Stock, including by attestation to the ownership of Common Stock, in either case having a value equal to the amount of tax to be withheld; provided, however, shares may only be withheld by the Company to the extent necessary to satisfy the minimum withholding liability required by law, and only Mature Common Stock may be tendered (including by attestation) for withholding in excess of the amount the Company is legally required to withhold by applicable law. The value of the shares to be withheld, tendered or attested is to be determined by such methods or procedures as shall be established from time to time by the Committee. All elections shall be irrevocable and shall be made in writing, signed by the Participant, and shall satisfy such other requirements as the Committee shall deem appropriate.

SECTION 17. INDEMNIFICATION

        Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under

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the Company's Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

SECTION 18. REQUIREMENTS OF LAW

        18.1.    Requirements of Law.    The granting of Options, Stock Appreciation Rights, Restricted Stock or Performance Units, and the issuance of shares of Common Stock with respect to an Option or Stock Appreciation Right exercise or Performance Unit award, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        18.2.    Foreign Jurisdictions.    Awards may be granted to Key Employees who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of awards in order to minimize the Company's obligation with respect to tax equalization for Participants on assignments outside their home country.

        18.3.    Governing Law.    The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

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 APPENDIX B

SPX CORPORATION
EXECUTIVE ANNUAL BONUS PLAN

        SPX Corporation, a Delaware corporation, adopts the SPX Corporation Executive Annual Bonus Plan (the "Plan") for the purpose enhancing the Company's ability to attract and retain highly qualified executives and to provide additional financial incentives to such executives to promote the success of the Company and its subsidiaries. Remuneration payable under the Plan is intended to constitute "qualified performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and Section 1.162-27 of the Treasury Regulations promulgated thereunder, and the Plan shall be construed consistently with such intention.

        1.     Definitions.    As used herein, the following terms shall have the respective meanings indicated:

          (a)   "Board" shall mean the Board of Directors of the Company.

          (b)   "Code" shall mean the Internal Revenue Code of 1986, as amended, or the corresponding provisions of any subsequent federal internal revenue law.

          (c)   "Committee" shall mean the Compensation Committee of the Board or such other committee appointed by the Board to administer the Plan that is comprised of not less than two directors of the Company, each of whom shall qualify in all respects as an "outside director" within the meaning of Section 162(m) of the Code and Section 1.162-27(e)(3) of the Regulations.

          (d)   "Company" shall mean SPX Corporation, a Delaware corporation.

          (e)   "Eligible Executive" shall mean the Company's Chief Executive Officer, each other executive officer of the Company, and each other employee that the Committee determines, in its discretion, is or may be a "covered employee" of the Company within the meaning of Section 162(m) of the Code and Section 1.162-27(c)(2) of the Regulations.

          (f)    "Incentive Bonus" shall mean, for each Participant, an annual bonus to be paid in the amount determined by the Committee pursuant to Section 6 below.

          (g)   "Maximum Potential Incentive Bonus" shall mean, with respect to any Participant for any fiscal year, $4,000,000.

          (h)   "Participant" means, with respect to any fiscal year, an Eligible Executive who is eligible to participate in the Plan for such fiscal year in accordance with Section 3.

          (i)    "Performance Goal(s)" means the level or levels of Performance Measures established by the Committee for a fiscal year.

          (j)    "Performance Measures" means, with respect to any fiscal year, one or more of the following, which may be expressed with respect to the Company or one or more operating units or groups, as the Committee may determine: cash flow; cash flow from operations; total earnings; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings from operations; net asset turnover; inventory turnover; capital expenditures; net earnings; operating earnings; gross or operating margin; debt; working capital; return on equity; return on net assets; return on total assets; return on capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; debt reduction; productivity; delivery performance; safety record; stock price; and total stockholder return. Performance goals may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years or related to other companies or indices or as ratios expressing relationships between two or more performance goals. The Committee shall provide how any Performance Measure shall be adjusted to the extent necessary to prevent dilution or enlargement of any award as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporation transaction; provided, however, that no such adjustment will be made if the effect of such adjustment would cause an award to fail to qualify as performance-based compensation within the meaning of Code Section 162(m).

          (k)   "Regulations" shall mean the Treasury Regulations promulgated under the Code, as amended from time to time.

        2.     Administration of the Plan.    The Plan shall be administered by the Committee, which shall have full power and authority to construe, interpret and administer the Plan and shall have the exclusive right to establish, adjust, pay or decline to pay an Incentive Bonus for each Participant. Such power and authority shall include the right to exercise discretion to reduce by any amount the Incentive Bonus payable to any Participant; provided, however, that the exercise of such discretion with respect to any Participant shall not have the effect of increasing the Incentive Bonus that is payable to any other Participant. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, its subsidiaries, any Participant and any person claiming any benefit or right under the Plan.

        3.     Eligibility.    All Eligible Executives shall be Participants in the Plan unless the Committee, in its sole and absolute discretion, designates that an Eligible Executive shall not be eligible for participation in the Plan for a fiscal year.

        4.     Awards.    Not later than the 90th day of each fiscal year of the Company, the Committee shall designate, in writing, the Performance Goal(s) to be attained for each Participant for such fiscal year based on one or more Performance Measures, and the payout schedule detailing the total amount which may be available for payout to each Participant based upon the relative level of attainment of the Performance Goal(s).

        5.     Committee Certification.    As soon as reasonably practicable after the end of each fiscal year of the Company, but in no event later than March 15 following the end of such fiscal year, the Committee shall certify, in writing, (i) whether and to what extent the Performance Goal(s) for the fiscal year were satisfied, and (ii) the amount available for each Participant's Incentive Bonus for such fiscal year based upon the payout schedule established under Section 4 for such Participant for the fiscal year.

        6.     Payment of Incentive Bonuses.    The amount of the Incentive Bonus actually paid to a Participant for a fiscal year shall be such amount as determined by the Committee in its sole discretion, including zero, provided that the actual Incentive Bonus paid shall not exceed the amount determined as payable by the Committee under Section 5 for the fiscal year or the Maximum Potential Incentive Bonus. Incentive Bonuses shall be paid in cash at such times and on such terms as are determined by the Committee in its sole and absolute discretion, but in no event later than March 15 following the fiscal year to which such Incentive Bonus relates. To the extent provided by the Committee, in its sole discretion, the annual Incentive Bonus may be paid in the form of shares of Company common stock under a shareholder-approved stock plan of the

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Company, or may be deferred under a nonqualified deferred compensation program maintained by the Company, subject to the terms and conditions of such plan or program.

        7.     No Right to Bonus or Continued Employment.    Neither the establishment of the Plan, the provision for or payment of any amounts hereunder, nor any action of the Company, the Board or the Committee with respect to the Plan shall be held or construed to confer upon any person (a) any legal right to receive, or any interest in, an Incentive Bonus or any other benefit under the Plan or (b) any legal right to continue to serve as an officer or employee of the Company or any subsidiary or affiliate of the Company. The Company expressly reserves any and all rights to discharge any Participant without incurring liability to any person under the Plan or otherwise. Notwithstanding any other provision hereof and notwithstanding the fact that the stated Performance Goal has been achieved or the individual Incentive Bonus amounts have been determined, the Company shall have no obligation to pay any Incentive Bonus hereunder unless the Committee otherwise expressly provides by written contract or other written commitment.

        8.     Withholding.    The Company shall have the right to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to the payment of any Incentive Bonus.

        9.     Nontransferability.    Except as expressly provided by the Committee, the rights and benefits under the Plan are personal to the Participant and shall not be subject to any voluntary or involuntary alienation, assignment, pledge, transfer or other disposition.

        10.   Unfunded Plan.    The Company shall have no obligation to reserve or otherwise fund in advance any amounts that are or may in the future become payable under the Plan. Any funds that the Company, acting in its sole and absolute discretion, determines to reserve for future payments under the Plan may be commingled with other funds of the Company and need not in any way be segregated from other assets or funds held by the Company. A Participant's rights to payment under the Plan shall be limited to those of a general creditor of the Company.

        11.   Repayment/Forfeiture of Incentive Bonus.    If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) any Participant whose Incentive Bonus is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, and (b) any Participant who the Committee determines either knowingly engaged in or failed to prevent the misconduct, or whose actions or in actions with respect to the misconduct and restatement constituted gross negligence, shall be required to reimburse the Company the amount of any payment of any Incentive Bonus earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement. To the extent such Incentive Bonus was deferred under a nonqualified deferred compensation plan maintained by the Company rather than paid to the Participant, the amount of bonus deferred (and any earnings thereon) shall be forfeited.

        12.  Adoption, Amendment, Suspension and Termination of the Plan.

          (a)   Subject to the approval of the Plan by the Company's stockholders, the Plan shall be effective for the fiscal year of the Company commencing January 1, 2006 and shall continue in effect until terminated as provided below. Upon such approval of the Plan by the Company's stockholders, all Incentive Bonuses awarded under the Plan on or after January 1, 2006 shall be fully effective as if the stockholders had approved the Plan on or before January 1, 2006. If the Plan is not approved by stockholders at the Company's 2006 Annual Meeting of

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  Stockholders, the Plan and any awards granted under the Plan shall be null and void and of no effect.

          (b)   Subject to the limitations set forth in paragraph (c) below, the Board may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Board may deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including Section 162(m) of the Code.

          (c)   No amendment, suspension or termination of the Plan shall, without the consent of the person affected thereby, materially, adversely alter or impair any rights or obligations under any Incentive Bonus previously awarded under the Plan.

        13.   Governing Law.    The validity, interpretation and effect of the Plan, and the rights of all persons hereunder, shall be governed by and determined in accordance with the laws of the State of Delaware, other than the choice of law rules thereof.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01B0UC 1 U P X + Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3, 4 and 6 and FOR 1 Year on Proposal 5. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Change of Address — Please print new address below. 6. To ratify the appointment of Deloitte & Touche LLP as our independent public accountants for 2011. 7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. IMPORTANT ANNUAL MEETING INFORMATION 01 - J. Kermit Campbell 04 - Terry S. Lisenby 02 - Emerson U. Fullwood 03 - Michael J. Mancuso 1. Election of Directors: For Against Abstain 2. To approve the amendment and restatement of the SPX 2002 Stock Compensation Plan. For Against Abstain 3. To re-approve the SPX Executive Annual Bonus Plan. 4. To approve, by non-binding vote, SPX’s executive compensation practices. 1 Yr 2 Yrs 3 Yrs Abstain 5. To recommend, by non-binding vote, the frequency of non-binding stockholder votes on executive compensation. For Against Abstain For Against Abstain For Against Abstain NNNNNNNNNNNN 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext NNNNNNN MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C123456789 C 1234567890 J N T 1 1 3 5 4 9 1 1234 5678 9012 345 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK MMMMMMMMMMMMMMM IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 5, 2011. Vote by Internet Log on to the Internet and go to www.envisionreports.com/SPW Follow the steps outlined on the secured website. Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. Follow the instructions provided by the recorded message.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 5, 2011 Charlotte, North Carolina This Proxy is Solicited on Behalf of the Board of Directors The undersigned stockholder of SPX Corporation, a Delaware corporation, hereby appoints Christopher J. Kearney and Patrick J. O’Leary, or either one of them, with full power of substitution, to act as his or her agents and proxies at the Annual Meeting of Stockholders of SPX Corporation to be held in Charlotte, North Carolina on May 5, 2011 at 8:00 a.m. (Eastern Time) with authority to vote at said meeting, and adjournments thereof, as indicated below, all shares of stock of the company standing in the name of the undersigned on the books of the company. This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Items 1 through 4, FOR Item 6 and FOR 1 Year on Item 5. PLEASE VOTE, DATE, AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Proxy — SPX Corporation Dear Stockholder: The Annual Meeting of Stockholders of SPX Corporation will be held at 8:00 a.m. (Eastern Time) on Thursday, May 5, 2011 at Hendrick Motorsport Team Center, 4433 Papa Joe Hendrick Boulevard, in Charlotte, North Carolina 28277, for the following purposes: 1. To elect four directors to the Board of Directors. 2. To request stockholder approval of the amendment and restatement of the SPX 2002 Stock Compensation Plan. 3. To request stockholder re-approval of the SPX Executive Annual Bonus Plan. 4. To conduct an advisory vote on SPX executive compensation practices. 5. To conduct an advisory vote on the frequency of stockholder advisory votes on executive compensation practices. 6. To ratify the appointment of Deloitte & Touche LLP as our independent public accountants for 2011. 7. To address such other business as may properly come before the meeting or any adjournment thereof. Only holders of Common Stock of SPX Corporation of record at the close of business on March 11, 2011 will be entitled to vote at the meeting or any adjournment thereof. To be sure that your vote is counted, we urge you to vote by telephone or by Internet. By giving your proxy, you do not affect your right to vote in person if you attend the meeting. Your prompt vote will aid the company in reducing the expense of additional proxy solicitation. For stockholders with common shares held in the company’s KSOP Trust: It is important to remember that your specific voting directions to the Trustee are strictly confidential and may not be divulged by the Trustee to anyone, including the company or any director, officer, employee or agent of the company. The Trustee will vote the shares being held by the Trust and not yet allocated to participants’ accounts in the same manner and proportion as the shares for which the Trustee has received timely voting instructions. Shares in participants’ accounts for which no timely voting instructions are received by the Trustee will be voted in the same manner. BY ORDER OF THE BOARD OF DIRECTORS KEVIN L. LILLY Senior Vice President, Secretary and General Counsel IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01B0VC 1 U P X + PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3, 4 and 6 and FOR 1 Year on Proposal 5. 6. To ratify the appointment of Deloitte & Touche LLP as our independent public accountants for 2011. 7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. IMPORTANT ANNUAL MEETING INFORMATION For Against Abstain 2. To approve the amendment and restatement of the SPX 2002 Stock Compensation Plan. For Against Abstain 3. To re-approve the SPX Executive Annual Bonus Plan. 4. To approve, by non-binding vote, SPX’s executive compensation practices. 1 Yr 2 Yrs 3 Yrs Abstain 5. To recommend, by non-binding vote, the frequency of non-binding stockholder votes on executive compensation. 01 - J. Kermit Campbell 04 - Terry S. Lisenby 02 - Emerson U. Fullwood 03 - Michael J. Mancuso 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain NNNNNNNNNNNN NNNNNNNNN 1 1 3 5 4 9 2

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 5, 2011 Charlotte, North Carolina This Proxy is Solicited on Behalf of the Board of Directors The undersigned stockholder of SPX Corporation, a Delaware corporation, hereby appoints Christopher J. Kearney and Patrick J. O’Leary, or either one of them, with full power of substitution, to act as his or her agents and proxies at the Annual Meeting of Stockholders of SPX Corporation to be held in Charlotte, North Carolina on May 5, 2011 at 8:00 a.m. (Eastern Time) with authority to vote at said meeting, and adjournments thereof, as indicated below, all shares of stock of the company standing in the name of the undersigned on the books of the company. This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Items 1 through 4, FOR Item 6 and FOR 1 Year on Item 5. PLEASE VOTE, DATE, AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. . Proxy — SPX Corporation Dear Stockholder: The Annual Meeting of Stockholders of SPX Corporation will be held at 8:00 a.m. (Eastern Time) on Thursday, May 5, 2011 at Hendrick Motorsport Team Center, 4433 Papa Joe Hendrick Boulevard, in Charlotte, North Carolina 28277, for the following purposes: 1. To elect four directors to the Board of Directors. 2. To request stockholder approval of the amendment and restatement of the SPX 2002 Stock Compensation Plan. 3. To request stockholder re-approval of the SPX Executive Annual Bonus Plan. 4. To conduct an advisory vote on SPX executive compensation practices. 5. To conduct an advisory vote on the frequency of stockholder advisory votes on executive compensation practices. 6. To ratify the appointment of Deloitte & Touche LLP as our independent public accountants for 2011. 7. To address such other business as may properly come before the meeting or any adjournment thereof. Only holders of Common Stock of SPX Corporation of record at the close of business on March 11, 2011 will be entitled to vote at the meeting or any adjournment thereof. To be sure that your vote is counted, we urge you to vote by telephone or by Internet. By giving your proxy, you do not affect your right to vote in person if you attend the meeting. Your prompt vote will aid the company in reducing the expense of additional proxy solicitation. For stockholders with common shares held in the company’s KSOP Trust: It is important to remember that your specific voting directions to the Trustee are strictly confidential and may not be divulged by the Trustee to anyone, including the company or any director, officer, employee or agent of the company. The Trustee will vote the shares being held by the Trust and not yet allocated to participants’ accounts in the same manner and proportion as the shares for which the Trustee has received timely voting instructions. Shares in participants’ accounts for which no timely voting instructions are received by the Trustee will be voted in the same manner. BY ORDER OF THE BOARD OF DIRECTORS KEVIN L. LILLY Senior Vice President, Secretary and General Counsel